UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust
 (Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/15

Date of reporting period: 3/31/15

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2015

Aquila Churchill Tax-Free Fund of Kentucky “Aquila’s Guiding Principles” Serving Kentucky investors since 1987

May, 2015

Dear Fellow Shareholder:

     As you may know, Aquila Management Corporation celebrated its 30th anniversary this past year.

     Back in 1984 when we were investigating whether or not it made sense to launch the first in a series of single-state tax-free municipal bond funds, we didn’t have much of a road map to follow. We knew that if we went ahead, we would be creating the first fund of its kind in Hawaii (where we launched the initial Aquila single-state municipal bond fund) and one of only a few dozen such funds in the entire country. And, we knew that in order to be successful in launching such a fund, it would have to be top notch – a product in which both we and the people of the state could be proud.

     So, we spent a lot of time listening to potential investors and their financial advisers –learning what fund features and concerns were utmost in their minds. That first fund and each of the tax-free bond funds that we launched subsequently, such as Aquila Churchill Tax-Free Fund of Kentucky, was truly designed with you, our shareholders, in mind.

     As the funds have matured, so has our game plan – over time, we have made a concerted effort to sharpen, clearly define and communicate just who Aquila is and what we stand for. Our long-standing philosophy has been formalized into a set of four guiding principles. These are:

     Manage Conservatively – most people are more sensitive to potential investment losses than they are eager for outsized gains. We seek to manage our bond funds accordingly.

     Since we strive to preserve the value of shareholder assets, investment quality is critical to our investment strategy. We focus on the source and reliability of revenue and income streams, issuer management teams and the financial decisions they make, as well as the discipline those issuers apply to executing their strategic and budgeting plans. Through our security selection processes, we seek to pursue the funds’ objectives while attempting to limit risk.

     Our investment strategy with our municipal bond funds also focuses upon intermediate maturities in order to limit volatility with any change in interest rates.

NOT A PART OF THE ANNUAL REPORT

     Focus On What We Know Best – our core investment skill is finding securities that we believe have a sound basis for investment. With our municipal bond funds, we do this through research conducted by locally-based municipal bond teams.

     We have never tried to be all things to all people. We know that our municipal bond fund shareholder base is comprised of individuals seeking capital preservation, tax-free income and stability.

     Put Customers First – the money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship. Since day one, we have said that it is your money, invested in projects in your communities and state.

     Know What’s Important – we measure success by how well we meet expectations. By working to satisfy our shareholders, the success of our business will follow.

     We are very proud of the fact that, in continuing to focus upon these four guiding principles, Aquila Churchill Tax-Free Fund of Kentucky, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have, in our view, served thousands of residents and local projects well over the years.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

The fiscal year which ended March 31, 2015, was a welcome relief relative to the previous year. Our forecast of modest economic growth and unchanged monetary policy proved to be correct. Likewise, municipal credit quality generally continued to improve through better revenue flows and debt cost reduction. Contrary to expectations, interest rates declined from their twelve month high on April 1, 2014, when the bell-weather ten-year Treasury was at 2.75%, ending the fiscal year at 1.92%. Also, we anticipated that municipals would be somewhat scarce as the year progressed, with annual issuance declining to the lowest level in fourteen years. Instead, issuance was subdued for most of the year but surged nationally in the final months of 2014.
Fund Performance

Over the twelve months ended March 31, 2015, Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) shortened its option-adjusted duration by 2.87 years. The performance of the Fund over the period was predicated upon the Federal Reserve’s (the “Fed’s”) desire to raise interest rates. However, economic reality has prevented the central bank from making that move:

	March 31,2015
	Total Return	Total Return
	3 months	1 year
Class A Shares
(without sales charges)	0.83%	5.61%
Class Y Shares	0.87%	5.77%
Barclays Capital Quality Intermediate
Municipal Bond Index	0.91%	4.25%

	Modified Duration	Option Adjusted Duration
Aquila Churchill Tax-Free
Fund of Kentucky	3.64 yrs.	4.27 yrs.
Barclays Capital Quality Intermediate
Municipal Bond Index	4.22 yrs.	4.32 yrs.

The Fund’s option-adjusted duration as of March 31, 2014 was 7.14 years , longer than that of the Barclays Capital Quality Intermediate Index (the “Index”) which stood at 4.65 years. This longer duration may have helped the Fund outperform the Index in a rallying bond market. As detailed above, the Fund’s Class Y shares had a total return over the last twelve months of 5.77% versus the Index total return of 4.25%.

1 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

     Over the short-term, the Fed seems to have its hands tied and may be unable to raise short-term interest rates substantially. Since our duration was shortened during the fiscal year, and the market has rallied, that would account in part for our recent three month minor underperformance versus the Index.

The Municipal Market

     A major story within the municipal market for the time period was issuance. On a calendar year basis, issuance was expected to decline in 2014. National issuance had consistently exceeded $350 billion in most years since 2002. Entering 2014, forecasts had issuance in the $300 billion range. For much of 2014, the forecasts were on target. However, lower interest rates brought a surge of debt refinancing (called refundings) by municipalities in the final months of 2014. As such, national issuance hit $338.4 billion in 2014, slightly higher than the $338.1 billion of 2013. Kentucky issuance declined, however, to $2.7 billion, a decrease of 41.6% from the $4.7 billion issued in 2013. The issuance “surge” has continued in the first quarter of 2015 with national issuance up 59% over the first quarter of 2014. Likewise, in Kentucky, issuance of $1.6 billion is 135% higher than that of the 2014 first quarter. We expect the issuance pattern in 2015 to be the mirror image of 2014 with issuance heavier in the early portion and declining as the year progresses.

     An interesting tidbit from the municipal market is that even as issuance has continued, the amount of total debt outstanding by municipal entities has declined. The total market value of outstanding municipal bonds is now pegged at $3.5 trillion, down slightly from $3.7 trillion two years ago. The reason is that states and cities have paid off more debt than was issued as they have firmed up their balance sheets.

     As a measure of value, municipal yields continue to be attractive on a relative basis. The Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) remained near or higher than 100% for most of the fiscal year. As of March 31, 2015, the ratios stood at 90%, 102%, 109%, 112% and 110% for the 5, 10, 15, 20 and 30 year comparisons respectively. Thus, tax-exempt yields continue to exceed the yields of most taxable U.S. Treasury yields.

U.S. Economy

     As we near the seventh year of unprecedented near-zero monetary policy, is this the year when the Federal Reserve begins to “normalize” by increasing the Federal Funds (“Fed Funds”) rate? Economic growth as measured by Gross Domestic Product (“GDP”) remains modest at 2% and shows signs of slowing. Inflation is projected at 2% to 2.5% but wage growth is not substantial. The strongest economic component has been the growth in jobs, but the recent March, 2015 employment report disappointed. Beneath the overall economic numbers is the dramatic collapse in the price of oil and the strength of the dollar versus other currencies and the pending impact on future activity.

     We believe the Federal Reserve will increase the Fed Funds rate once if not twice before 2015 ends. However, we do not believe the increase will have much impact on yield levels of longer maturities. The ten-year Treasury yield has been in a range of 1.80% to 2.10% for the past six months. In the event that U.S. economic fundamentals improve noticeably, or the price of oil bottoms and moves substantially higher, interest rates would increase. However, helping curtail increases in U.S. interest rates are the even lower rates found in Japan, Canada and most of the European countries. Also, a stronger dollar hurts U.S. exports and typically lowers inflation data. Thus, we continue to believe U.S. economic growth will be modest and inflation subdued.

2 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Kentucky State Economy

Personal income in Kentucky rose by 5.2% during the 2nd quarter of fiscal year 2015 (October to January).The state’s non-farm employment increased by 1.4% over the same period, resulting in employment falling just below the pre-recession employment high of 1,868,000, with 1,865,000 jobs at the end of January.

Kentucky’s transportation revenue for the current fiscal year is being adversely affected by the state’s fuel tax legislation. By law, the gas tax is adjusted every three months in Kentucky based on the average wholesale price of gas. The state’s fuel tax fell 4.3 cents per gallon on January 1, 2015 to 27.6 cents per gallon. Kentucky narrowly avoided another 5.1 cent per gallon drop expected April 1st by hastily pushing through legislation that affixed a floor of 26 cents per gallon to the tax. The result is expected to leave a $126 million deficit in the transportation revenue projection.

The deficit in transportation revenue will most likely be offset by General Fund revenue that has exceeded expectations. Over the first eight months of the 2015 fiscal year, General Fund revenue grew by 4.00%, surpassing the state’s projected increase of 3.6%.

With a gubernatorial election year at hand, the divided legislature failed to act on the major issue of adequately funding the Kentucky Teachers Retirement Fund. The fund remains one of the most under-funded state pension systems nationwide. This fact continues to beleaguer the state from a credit point of view. Moody’s and Standard & Poor’s continue to maintain Kentucky’s credit ratings at Aa2 and AA-, respectively. Moody’s outlook is stable, while Standard & Poor’s has a negative bias.

Outlook and Strategy

Our strategy over the past year had been to shorten both duration and maturity in anticipation of the Fed increasing interest rates. Maintaining current income was an additional priority. The comparison below depicts the results of those efforts.

	March 2014	March 2015
Weighted Average Maturity	10.70 yrs.	10.14 yrs.
Effective Maturity	4.28 yrs.	4.26 yrs.
Option Adjusted Duration	7.14 yrs.	4.27 yrs.
Modified Duration	3.65 yrs.	3.64 yrs.
Annual Dividend (Class A)	$0.3368	$0.3304
Annual Dividend (Class Y)	$0.3531	$0.3470

In order to maintain income in the current interest rate environment, we expect to add to the 15 to 20 year maturities held in the portfolio as pre-refunding of current holdings continues. At this point last year, 7.77% of the portfolio was pre-refunded. As of March 31, 2015 the pre-refunded portion was 9.51%. The Fund has been as high as 10.50% in pre-refunded bonds. We will endeavor to keep these short highly-liquid positions at roughly 7-8% of the portfolio, by picking up income in the 15 to 20 year maturity range when we can. This strategy should continue to mitigate interest rate risk balanced with maintaining current income.

3 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky for the 10-year period ended March 31, 2015 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	1.42%	3.34%	3.68%	5.38%
Without Sales Charge	5.61	4.19	4.11	5.53
Class C since 4/01/96
With CDSC*	3.70	3.29	3.22	3.69
Without CDSC	4.72	3.29	3.22	3.69
Class I since 8/06/01
No Sales Charge	5.46	4.01	3.95	4.11
Class Y since 4/01/96
No Sales Charge	5.77	4.33	4.25	4.72
Barclays Capital Index	4.25	4.05	4.42	5.56	(Class A)
				4.62	(Class C & Y)
				4.46	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

5 | Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the three month period ended March 31, 2013 and each of the three years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

6 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (4.0%)	(unaudited)	Value
	Campbell County, Kentucky Public
	Project
$1,625,000	4.375%, 12/01/25 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Aa2/NR/NR	$1,701,684
	Henderson County, Kentucky
330,000	3.000%, 11/01/20	Aa3/NR/NR	347,487
	Lexington-Fayette Urban County,
	Kentucky
4,175,000	4.250%, 05/01/23 NPFG Insured	Aa2/AA/NR	4,408,508
	Louisville & Jefferson County, Kentucky
955,000	4.200%, 11/01/22 NPFG Insured
	(pre-refunded)	Aa1/AA+/AAA	1,013,580
	Warren County, Kentucky, Unlimited
	Tax
615,000	4.000%, 06/01/25	Aa2/AA-/NR	665,830
635,000	4.000%, 06/01/26	Aa2/AA-/NR	685,978
660,000	4.000%, 06/01/27	Aa2/AA-/NR	709,870
	Total General Obligation Bonds		9,532,937

	Revenue Bonds (95.4%)

	Agencies (18.4%)
	Kentucky Asset & Liability Commission
	Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,160,910
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,430,060
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,400,240
	Kentucky Asset & Liability Commission
	University of Kentucky Project
1,500,000	4.500%, 10/01/22 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA-/NR	1,532,085
500,000	5.000%, 10/01/25 Series B	Aa2/AA-/NR	554,125
750,000	5.000%, 10/01/26 Series B	Aa2/AA-/NR	831,188
1,000,000	5.000%, 10/01/27 Series B	Aa2/AA-/NR	1,108,250
	Kentucky Economic Development
	Finance Authority Louisville Arena
	Project
2,500,000	5.750%, 12/01/28 AGC Insured	A3/AA/NR	2,687,750
	Kentucky Higher Education Student
	Loan
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	438,416
1,890,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	1,904,194

7 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Agencies (continued)
	Kentucky Rural Water Finance Corp.
$205,000	4.250%, 08/01/19 NPFG Insured	A3/AA-/NR	$214,125
5,000	5.000%, 02/01/20 NPFG Insured	A3/AA-/NR	5,013
210,000	4.250%, 08/01/20 NPFG Insured	A3/AA-/NR	219,320
200,000	4.375%, 08/01/22 NPFG Insured	A3/AA-/NR	209,096
240,000	4.500%, 08/01/23 NPFG Insured	A3/AA-/NR	251,539
255,000	4.500%, 08/01/24 NPFG Insured	A3/AA-/NR	267,120
355,000	4.600%, 02/01/25	NR/A+/NR	385,250
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	468,908
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	481,599
290,000	4.500%, 08/01/27 NPFG Insured	A3/AA-/NR	302,879
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	399,240
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	493,797
245,000	4.600%, 08/01/28 NPFG Insured	A3/AA-/NR	256,003
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	324,544
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	518,170
315,000	4.625%, 08/01/29 NPFG Insured	A3/AA-/NR	328,992
	Kentucky State Property and Buildings
	Commission
1,020,000	5.000%, 11/01/20	Aa3/A+/A+	1,153,039
1,375,000	5.375%, 11/01/23	Aa3/A+/A+	1,570,759
2,820,000	5.750%, 04/01/24 Project 91	A1/A+/A	3,199,854
1,000,000	5.000%, 10/01/25	Aa3/A+/A+	1,186,900
625,000	4.000%, 04/01/26 Project 105	A1/A+/A	678,856
655,000	4.000%, 04/01/27 Project 105	A1/A+/A	706,568
2,800,000	5.250%, 02/01/28 AGC Insured	Aa3/AA/A+	3,161,228
750,000	5.500%, 11/01/28	Aa3/A+/A+	856,088
2,500,000	5.000%, 02/01/29 AGC Insured	Aa3/AA/A+	2,788,675
2,625,000	5.750%, 04/01/29 Project 91	A1/A+/A	2,968,639
1,500,000	5.000%, 10/01/29 Project 106	Aa3/A+/A+	1,744,245
3,000,000	5.000%, 08/01/33 Project 108	Aa3/A+/A+	3,494,550
	Total Agencies		43,682,214

	Airports (8.2%)
	Kenton County, Kentucky Airport
	Board Airport Revenue
1,300,000	5.000%, 03/01/23 NPFG Insured AMT	A3/AA-/A-	1,304,303
	Lexington-Fayette Urban County
	Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,783,336

8 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Airports (continued)
	Lexington-Fayette Urban County
	Airport Board, Kentucky
	(continued)
$400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	$449,784
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,512,432
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	834,585
	Louisville, Kentucky Regional Airport
	Authority
1,060,000	5.000%, 07/01/18 AMT (pre-refunded)	A2/A+/A+	1,190,666
1,000,000	5.250%, 07/01/23 AGMC Insured
	AMT (pre-refunded)	A2/NR/A+	1,129,500
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,455,020
2,610,000	5.000%, 07/01/24 AMBAC Insured
	AMT (pre-refunded)	A2/NR/A+	2,639,493
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,722,459
2,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	3,345,259
	Total Airports		19,366,837

	Higher Education (9.3%)
	Berea, Kentucky Educational Facilities
	(Berea College)
1,000,000	4.125%, 06/01/25	Aaa/NR/NR	1,004,710
	Boyle County, Kentucky College
	Refunding & Improvement
1,035,000	4.500%, 06/01/22 AGC Insured	A3/AA/NR	1,108,557
200,000	4.625%, 06/01/24 AGC Insured	A3/AA/NR	214,390
	Eastern Kentucky University General
	Receipts
1,250,000	4.000%, 10/01/27	Aa3/A+/NR	1,315,713
	Lexington-Fayette, Kentucky Urban
	County Government Transylvania
	University Project
1,390,000	4.500%, 03/01/29	NR/A+/NR	1,471,982
	Louisville & Jefferson County,
	Kentucky University of Louisville
525,000	5.000%, 06/01/20 AMBAC Insured	NR/NR/NR*	527,483
	Morehead State University, Kentucky
	General Receipts
1,000,000	5.000%, 04/01/29 Series A	Aa3/NR/NR	1,207,100
1,000,000	4.000%, 04/01/31 Series A	Aa3/NR/NR	1,056,560

9 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Murray State University Project,
	Kentucky General Receipts
$745,000	4.500%, 09/01/23 AMBAC Insured	Aa3/A+/NR	$805,285
1,850,000	4.500%, 03/01/30 Series A †††	Aa3/NR/NR	2,085,302
	University of Kentucky General
	Receipts
885,000	4.500%, 10/01/22 Syncora Guarantee,
	Inc. Insured	Aa2/AA-/NR	940,383
1,545,000	4.500%, 10/01/23 Syncora Guarantee,
	Inc. Insured	Aa2/AA-/NR	1,641,686
1,625,000	4.500%, 10/01/25 Syncora Guarantee,
	Inc. Insured	Aa2/AA-/NR	1,726,693
1,010,000	4.500%, 10/01/26 Syncora Guarantee,
	Inc. Insured	Aa2/AA-/NR	1,073,206
	University of Louisville, Kentucky
	General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Aa3/AA-/NR	1,167,860
	Western Kentucky University General
	Receipts
2,000,000	4.200%, 09/01/25 Series A NPFG
	Insured	Aa3/AA-/NR	2,129,340
2,475,000	4.200%, 09/01/26 Series A NPFG
	Insured	Aa3/AA-/NR	2,628,401
	Total Higher Education		22,104,651

	Hospital (14.2%)
	City of Ashland, Kentucky, Medical
	Center (Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	A3/BBB/A-	2,226,000
1,535,000	5.000%, 02/01/23 Series B	A3/BBB/A-	1,708,455
	Hardin County, Kentucky, Hardin
	Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	889,989
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	828,070
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	600,695
	Kentucky Economic Development
	Finance Authority, Baptist
	Healthcare System
4,795,000	5.375%, 08/15/24	A2/NR/A+	5,417,870

10 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (continued)
	Kentucky Economic Development
	Finance Authority, Catholic Health
$500,000	2.700%, 05/01/39 Series B	A2/A/A+	$505,740
	Kentucky Economic Development
	Finance Authority, Kings Daughter
	Medical Center
1,000,000	5.000%, 02/01/30	A3/BBB/A-	1,098,660
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Health
	System, Norton Healthcare, Inc.
7,030,000	5.000%, 10/01/26	NR/A-/A-	7,469,937
1,100,000	5.000%, 10/01/30	NR/A-/A-	1,162,062
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Laundry Facility
	Project
695,000	4.250%, 05/01/23 Series 2012	NR/A-/NR	767,391
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Steam & Chilled
	Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/A-/NR	998,402
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Revenue
	Refunding, Catholic Health Initiatives
1,000,000	5.000%, 12/01/30	A2/A/A+	1,108,940
	Russell, Kentucky Bon Secours Health
	System
3,100,000	5.000%, 11/01/26 Series 2013	A3/A-/A	3,590,203
	Warren County, Kentucky, Warren
	County Community Hospital Corp.
3,975,000	5.000%, 04/01/28	NR/A/NR	4,539,410
680,000	4.000%, 10/01/29	NR/A/NR	691,907
	Total Hospital		33,603,731

	Housing (2.5%)
	Kentucky Housing Corporation
	Housing Revenue
470,000	4.800%, 01/01/18 AMT	Aaa/AAA/NR	471,325
575,000	4.800%, 07/01/18 AMT	Aaa/AAA/NR	576,570

11 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Housing (continued)
	Kentucky Housing Corporation
	Housing Revenue (continued)
$1,570,000	4.800%, 07/01/22 AMT	Aaa/AAA/NR	$1,602,075
1,005,000	5.000%, 01/01/23 AMT	Aaa/AAA/NR	1,035,130
270,000	4.500%, 07/01/25	Aaa/AAA/NR	292,502
600,000	4.750%, 07/01/26	Aaa/AAA/NR	630,534
	Kentucky Housing Multifamily
	Mortgage Revenue
1,325,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,335,123
	Total Housing		5,943,259

	Local Public Property (6.9%)
	Grant County, Kentucky Public
	Property Corp. Justice Center Project
1,000,000	4.500%, 12/01/24	Aa3/NR/NR	1,086,990
	Jefferson County, Kentucky Capital
	Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	Aa3/NR/AA+	1,678,903
1,950,000	4.375%, 06/01/24 AGMC Insured	Aa3/NR/AA+	2,081,235
2,060,000	4.375%, 06/01/26 Series A AGMC
	Insured	Aa3/NR/AA+	2,196,805
1,070,000	4.375%, 06/01/27 Series A AGMC
	Insured	Aa3/NR/AA+	1,138,929
1,640,000	4.375%, 06/01/28 AGMC Insured	Aa3/NR/AA+	1,735,186
	Kentucky Association of Counties
	Finance Corp. Financing Program
1,145,000	4.250%, 02/01/24	NR/AA-/NR	1,270,881
515,000	4.000%, 02/01/25	NR/AA-/NR	545,910
315,000	5.375%, 02/01/27	NR/AA-/NR	373,770
330,000	5.375%, 02/01/28	NR/AA-/NR	390,971
	Kentucky Bond Corp. Financing
	Program
915,000	5.125%, 02/01/28	NR/AA-/NR	1,066,597
	Laurel County, Kentucky Public
	Property Corp. Justice Center Project
250,000	4.625%, 03/01/28	Aa3/NR/NR	272,618
	Lexington-Fayette Urban County,
	Kentucky Public Facilities
500,000	4.125%, 10/01/23 NPFG Insured	Aa3/NR/NR	522,205
500,000	4.250%, 10/01/26 NPFG Insured	Aa3/NR/NR	523,740

12 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Local Public Property (continued)
	River City Parking Authority of River
	City, Inc., Kentucky First Mortgage
$1,000,000	4.750%, 06/01/27 2013 Series B	Aa2/AA/NR	$1,162,740
	Warren County, Kentucky Justice
	Center
365,000	4.300%, 09/01/22 NPFG Insured	Aa3/NR/NR	370,763
	Total Local Public Property		16,418,243

	School Building (17.3%)
	Barren County, Kentucky School
	Building Revenue
1,265,000	4.250%, 08/01/25 AGC Insured
	(pre-refunded)	Aa3/NR/NR	1,331,159
1,670,000	4.375%, 08/01/26 AGC Insured
	(pre-refunded)	Aa3/NR/NR	1,760,113
	Boone County, Kentucky School
	District Finance Corp. School
	Building Revenue
1,000,000	4.125%, 08/01/22 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Aa3/NR/NR	1,012,950
1,580,000	4.500%, 08/01/23 AGMC Insured
	(pre-refunded)	Aa3/NR/NR	1,667,864
1,250,000	4.125%, 03/01/25 AGMC Insured	Aa3/NR/NR	1,311,575
	Bullitt County, Kentucky School
	District Finance Corp.
1,145,000	4.500%, 04/01/27	Aa3/NR/NR	1,248,382
1,200,000	4.500%, 04/01/28	Aa3/NR/NR	1,307,244
	Campbell County, Kentucky School
	District Finance Corp. School Building
340,000	3.500%, 08/01/22	Aa3/NR/NR	365,136
	Christian County, Kentucky School
	District Finance Corp.
1,590,000	4.125%, 08/01/24 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Aa3/NR/NR	1,610,590
	Fayette County, Kentucky School
	District Finance Corp.
4,335,000	4.375%, 05/01/26 AGMC Insured	A1/AA/NR	4,578,930
1,000,000	5.000%, 10/01/27 Series A	A1/A+/NR	1,176,030
750,000	4.250%, 06/01/29 Series A	A1/A+/NR	808,042

13 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	School Building (continued)
	Floyd County, Kentucky School Finance
	Corporation School Building
$1,255,000	4.125%, 03/01/26 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Aa3/NR/NR	$1,299,352
	Fort Thomas, Kentucky Independent
	School District Finance Corp.
610,000	4.375%, 04/01/25	Aa3/NR/NR	635,041
	Franklin County, Kentucky School
	District Finance Corp.
1,135,000	4.000%, 04/01/24 Second Series	Aa3/NR/NR	1,258,828
1,560,000	4.000%, 06/01/29	Aa3/NR/NR	1,668,108
	Jefferson County, Kentucky School
	District Finance Corp.
4,000,000	4.000%, 07/01/26 Series B	Aa2/AA-/NR	4,409,920
1,075,000	4.500%, 04/01/32 Series A	Aa2/AA-/NR	1,211,278
	Kenton County, Kentucky School
	District Finance Corp.
445,000	4.300%, 04/01/22 AGC Insured	Aa3/NR/NR	462,934
590,000	4.250%, 10/01/22 AGMC Insured	Aa3/NR/NR	624,722
750,000	4.375%, 04/01/24 AGC Insured	Aa3/NR/NR	780,787
325,000	4.400%, 04/01/26 AGC Insured	Aa3/NR/NR	338,419
	Larue County, Kentucky School
	District Finance Corp.
270,000	4.500%, 07/01/21 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	284,075
470,000	4.500%, 07/01/22 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	494,501
785,000	4.500%, 07/01/23 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	825,922
	Laurel County, Kentucky School
	District Finance Corp.
300,000	4.000%, 06/01/16 AGMC Insured	Aa3/NR/NR	312,408
	Magoffin County, Kentucky School
	District
375,000	4.250%, 08/01/23 AMBAC Insured
	(pre-refunded)	Aa3/NR/NR	394,613
475,000	4.250%, 08/01/25 AMBAC Insured
	(pre-refunded)	Aa3/NR/NR	499,843

14 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	School Building (continued)
	Ohio County, Kentucky School
	Building Revenue
$790,000	4.500%, 05/01/24	Aa3/NR/NR	$864,513
325,000	4.500%, 05/01/25	Aa3/NR/NR	355,553
	Oldham County, Kentucky School
	District Finance Corp.
1,000,000	4.500%, 09/01/27 NPFG Insured	Aa3/NR/NR	1,076,450
	Owensboro, Kentucky Independent
	School District Finance Corp. School
	Building Revenue
890,000	4.375%, 09/01/24	Aa3/NR/NR	977,265
	Pendleton County, Kentucky School
	District Finance Corp. School
	Building Revenue
730,000	4.000%, 02/01/23 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	775,873
	Pike County, Kentucky School
	Building Revenue
1,355,000	4.375%, 10/01/26 NPFG Insured	Aa3/NR/NR	1,454,172
	Spencer County, Kentucky School
	District Finance Corp., School
	Building Revenue
1,000,000	4.500%, 08/01/27 AGMC Insured	Aa3/NR/NR	1,076,470
	Warren County, Kentucky School
	District Finance Corp.
295,000	4.125%, 02/01/23 NPFG Insured	Aa3/NR/NR	302,826
500,000	4.375%, 04/01/27 AGMC Insured	Aa3/NR/NR	535,855
	Total School Building		41,097,743

	Turnpike/Highway (9.2%)
	Kentucky State Turnpike Authority
3,000,000	4.450%, 07/01/22 Series B	Aa2/AA+/A+	3,141,030
3,500,000	5.000%, 07/01/25	Aa2/AA+/A+	4,034,590
2,000,000	5.000%, 07/01/25 AMBAC Insured
	(pre-refunded)	Aa2/AA+/A+	2,023,600
1,000,000	5.000%, 07/01/25	Aa2/AA+/A+	1,122,590
2,750,000	5.000%, 07/01/27	Aa2/AA+/A+	3,077,772
1,100,000	5.000%, 07/01/28	Aa2/AA+/A+	1,229,613
5,000,000	5.000%, 07/01/29 Series A	Aa2/AA+/A+	5,892,300
1,000,000	5.000%, 07/01/30 Series A	Aa2/AA+/A+	1,174,820
	Total Turnpike/Highway		21,696,315

15 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Utilities (9.4%)
	Campbell & Kenton Counties,
	Kentucky (Sanitation District)
$1,695,000	4.300%, 08/01/24 NPFG Insured	Aa2/AA/NR	$1,773,868
300,000	4.300%, 08/01/27 NPFG Insured	Aa2/AA/NR	312,615
2,370,000	4.000%, 08/01/27	Aa2/AA/NR	2,562,231
1,450,000	4.300%, 08/01/28 NPFG Insured	Aa2/AA/NR	1,508,623
	Kentucky State Municipal Power
	Agency, Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,158,120
	Louisville & Jefferson County, Kentucky
	Metropolitan Sewer District
810,000	4.250%, 05/15/20 AGMC Insured	Aa3/NR/NR	813,580
855,000	4.250%, 05/15/21 AGMC Insured	Aa3/NR/NR	858,873
510,000	5.000%, 05/15/26 AGMC Insured	Aa3/AA/NR	512,647
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	592,180
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,165,837
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,168,980
1,825,000	6.000%, 02/01/28 AGMC Insured	Aa3/NR/NR	2,106,652
	Owensboro, Kentucky Electric, Light
	and Power
1,000,000	5.000%, 01/01/21 AGMC Insured	A2/AA/NR	1,147,320
3,500,000	5.000%, 01/01/26 AGMC Insured
	Series B	A2/AA/NR	3,957,660
	Owensboro, Kentucky Water Revenue
500,000	5.000%, 09/15/27 AGC Insured	A1/NR/NR	562,215
	Owensboro-Daviess County, Kentucky
	Regional Water Resource Agency
	Wastewater Refunding &
	Improvement
930,000	4.375%, 01/01/27 Series A Syncora
	Guarantee, Inc. Insured	NR/A+/NR	975,189
	Total Utilities		22,176,590
	Total Revenue Bonds		226,089,583
	Total Investments (cost $222,586,007 -
	note 4)	99.4%	235,622,520
	Other assets less liabilities	0.6	1,533,159
	Net Assets	100.0%	$237,155,679

16 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Percent of
	Portfolio Distribution By Quality Rating (unaudited)	Investments†

	Aaa of Moody’s or AAA of S&P	2.4%
	Pre-refunded bonds††/ Escrowed to Maturity bonds	10.8
	Aa of Moody’s or AA of S&P or Fitch	61.5
	A of Moody’s or S&P or Fitch	24.5
	Not Rated*	0.8
		100.0%

	PORTFOLIO ABBREVIATIONS
	AGC - Assured Guaranty Corp.
	AGMC - Assured Guaranty Municipal Corp.
	AMBAC - American Municipal Bond Assurance Corp.
	AMT - Alternative Minimum Tax
	FGIC - Financial Guaranty Insurance Co.
	NPFG - National Public Finance Guarantee
	NR - Not Rated

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

17 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments at value (cost $222,586,007)	$235,622,520
Cash	2,390,087
Interest receivable	2,880,851
Receivable for Fund shares sold	312,485
Other assets	30,647
Total assets	241,236,590
LIABILITIES
Payable for investment securities purchased	3,296,708
Payable for Fund shares redeemed	402,416
Dividends payable	149,680
Management fee payable	80,082
Distribution and service fees payable	7,650
Accrued expenses payable	144,375
Total liabilities	4,080,911
NET ASSETS	$237,155,679
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$217,389
Additional paid-in capital	224,767,351
Net unrealized appreciation on investments (note 4)	13,036,513
Undistributed net investment income	211,713
Accumulated net realized loss on investments	(1,077,287)

CLASS A	$237,155,679
Net Assets	$187,045,908
Capital shares outstanding	17,146,260
Net asset value and redemption price per share	$10.91
Maximum offering price per share (100/96 of $10.91)	$11.36

CLASS C
Net Assets	$10,071,149
Capital shares outstanding	923,695
Net asset value and offering price per share	$10.90
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.90	*
CLASS I
Net Assets	$7,815,562
Capital shares outstanding	716,755
Net asset value, offering and redemption price per share	$10.90
CLASS Y
Net Assets	$32,223,060
Capital shares outstanding	2,952,186
Net asset value, offering and redemption price per share	$10.91

See accompanying notes to financial statements.

18 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2015

Investment Income:

Interest income		$9,045,677

Expenses:

Management fee (note 3)	$940,053
Distribution and service fees (note 3)	393,802
Transfer and shareholder servicing agent
fees (note 3)	153,051
Legal fees	119,352
Trustees’ fees and expenses (note 8)	97,037
Fund accounting fees	36,425
Shareholders’ reports	31,536
Auditing and tax fees	20,900
Registration fees and dues	19,893
Custodian fees (note 6)	18,148
Insurance	12,749
Chief compliance officer services (note 3)	5,526
Miscellaneous	37,270
Total expenses		1,885,742
Net investment income		7,159,935

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	427,020
Change in unrealized appreciation on
investments	5,220,423

Net realized and unrealized gain (loss) on
investments		5,647,443
Net change in net assets resulting from
operations		$12,807,378

See accompanying notes to financial statements.

19 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$7,159,935	$7,807,058
Net realized gain (loss) from
securities transactions	427,020	(618,235)
Change in unrealized appreciation
on investments	5,220,423	(7,680,543)
Change in net assets from
operations	12,807,378	(491,720)

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(5,681,480)	(6,266,395)

Class C Shares:
Net investment income	(218,757)	(254,311)

Class I Shares:
Net investment income	(222,162)	(218,841)

Class Y Shares:
Net investment income	(1,002,755)	(1,032,726)
Change in net assets from
distributions	(7,125,154)	(7,772,273)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	22,710,346	15,701,039
Reinvested dividends and
distributions	4,295,383	4,465,536
Cost of shares redeemed	(30,663,980)	(46,689,119)
Change in net assets from capital
share transactions	(3,658,251)	(26,522,544)

Change in net assets	2,023,973	(34,786,537)

NET ASSETS:
Beginning of period	235,131,706	269,918,243

End of period*	$237,155,679	$235,131,706

*Includes undistributed net investment income of:	$211,713	$182,641

See accompanying notes to financial statements.

20 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

1. Organization

     Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust (from inception until the close of business on October 11, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

21 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	235,622,520
Level 3 – Significant Unobservable Inputs	—
Total	$235,622,520

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2012–2014) or expected to be taken in the Fund’s 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

22 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2015, the Fund decreased undistributed net investment income by $5,709, and decreased realized loss by $5,709. These reclassifications had no effect on net assets or net asset value per share

i)
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all of the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s average net assets.

23 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2015, distribution fees on Class A Shares amounted to $279,187 of which the Distributor retained $9,180.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $74,524. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $24,842. For the year ended March 31, 2015, the total of these payments with respect to Class C Shares amounted to $99,366 of which the Distributor retained $24,096.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.20%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2015, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $26,686 of which $15,249 related to the Plan and $11,437 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

24 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2015, total commissions on sales of Class A Shares amounted to $302,504 of which the Distributor received $26,924.

4. Purchases and Sales of Securities

     During the year ended March 31, 2015, purchases of securities and proceeds from the sales of securities aggregated $32,334,831 and $31,320,358, respectively.

     At March 31, 2015, the aggregate tax cost for all securities was $222,374,294. At March 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $13,479,166 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $230,940 for a net unrealized appreciation of $13,248,226.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

25 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

7. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,359,101	$14,770,684	1,053,643	$11,264,814
Reinvested dividends and
distributions	347,334	3,765,021	370,606	3,929,791
Cost of shares redeemed	(2,240,285)	(24,261,427)	(3,379,501)	(35,762,318)
Net change	(533,850)	(5,725,722)	(1,955,252)	(20,567,713)
Class C Shares:
Proceeds from shares sold	170,149	1,846,637	158,033	1,686,566
Reinvested dividends and
distributions	14,989	162,440	17,768	188,376
Cost of shares redeemed	(203,289)	(2,199,249)	(361,822)	(3,802,292)
Net change	(18,151)	(190,172)	(186,021)	(1,927,350)
Class I Shares:
Proceeds from shares sold	14,770	160,531	420	4,600
Reinvested dividends and
distributions	19,818	214,831	19,838	210,590
Cost of shares redeemed	(10,429)	(113,707)	(11,501)	(120,526)
Net change	24,159	261,655	8,757	94,664
Class Y Shares:
Proceeds from shares sold	547,665	5,932,494	258,330	2,745,059
Reinvested dividends and
distributions	14,088	153,091	12,877	136,779
Cost of shares redeemed	(377,461)	(4,089,597)	(660,676)	(7,003,983)
Net change	184,292	1,995,988	(389,469)	(4,122,145)
Total transactions in Fund
shares	(343,550)	$(3,658,251)	(2,521,985)	$(26,522,544)

26 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

8. Trustees’ Fees and Expenses

     At March 31, 2015 there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31,2015 was $75,770. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the the year ended March 31,2015, such meeting-related expenses amounted to $21,267.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2015, the Fund had capital loss carryforwards of $1,077,287 of which $112,779 expires in 2016, $175,082 expires in 2017 and $738,846 and $50,580 have no expiration and retain their character of short-term and long-term, respectively.

27 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2015	March 31, 2014
Net tax-exempt income	$7,125,154	$7,760,895
Ordinary Income	–	11,378
	$7,125,154	$7,772,273

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(1,077,287)
Unrealized appreciation	13,248,226
Undistributed tax-exempt income	149,680
Other temporary differences	(149,680)
$12,170,939

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of market discount amortization.

28 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.65	$10.97		$11.07		$10.84	$10.26	$10.51
Income from investment operations:
Net investment income(1)	0.33	0.34		0.08		0.36	0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.32)		(0.10)		0.23	0.58	(0.25)
Total from investment operations	0.59	0.02		(0.02)		0.59	0.97	0.15
Less distributions (note 10):
Dividends from net investment income	(0.33)	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.33)	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)
Net asset value, end of period	$10.91	$10.65		$10.97		$11.07	$10.84	$10.26
Total return(not reflecting sales charge)	5.61%	0.21%		(0.14	)%(2)	5.53%	9.64%	1.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$187	$188		$215		$219	$199	$186
Ratio of expenses to average net assets	0.78%	0.80	%(4)(5)	0.77	%(3)	0.76%	0.77%	0.75%
Ratio of net investment income to
average net assets	3.07%	3.18	%(4)(5)	3.11	%(3)	3.30%	3.73%	3.80%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.78%	0.80	%(4)	0.77	%(3)	0.76%	0.77%	0.75%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

29 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.64	$10.96		$11.07		$10.83	$10.25	$10.51
Income from investment operations:
Net investment income(1)	0.24	0.25		0.06		0.27	0.30	0.31
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.32)		(0.11)		0.24	0.58	(0.26)
Total from investment operations	0.50	(0.07)		(0.05)		0.51	0.88	0.05
Less distributions (note 10):
Dividends from net investment income	(0.24)	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.24)	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)
Net asset value, end of period	$10.90	$10.64		$10.96		$11.07	$10.83	$10.25
Total return(not reflecting CDSC)	4.72%	(0.64)%		(0.44	)%(2)	4.73%	8.72%	0.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$10	$10		$12		$13	$9	$9
Ratio of expenses to average net assets	1.63%	1.65	%(4)(5)	1.62	%(3)	1.61%	1.62%	1.59%
Ratio of net investment income to
average net assets	2.21%	2.33	%(4)(5)	2.26	%(3)	2.43%	2.87%	2.90%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.63%	1.65	%(4)	1.62	%(3)	1.61%	1.62%	1.59%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

30 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.64	$10.97		$11.07		$10.83	$10.25	$10.51
Income from investment operations:
Net investment income(1)	0.32	0.32		0.08		0.34	0.37	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.33)		(0.10)		0.24	0.58	(0.27)
Total from investment operations	0.58	(0.01)		(0.02)		0.58	0.95	0.12
Less distributions (note 10):
Dividends from net investment income	(0.32)	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.32)	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)
Net asset value, end of period	$10.90	$10.64		$10.97		$11.07	$10.83	$10.25
Total return	5.46%	(0.05)%		(0.18	)%(2)	5.47%	9.48%	1.13%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$7		$7		$7	$7	$7
Ratio of expenses to average net assets	0.92%	0.96	%(4)(5)	0.94	%(3)	0.91%	0.92%	0.90%
Ratio of net investment income to
average net assets	2.93%	3.02	%(4)(5)	2.94	%(3)	3.15%	3.58%	3.64%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.92%	0.96	%(4)	0.94	%(3)	0.91%	0.92%	0.90%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13 †		2012	2011	2010
Net asset value, beginning of period	$10.65	$10.98		$11.08		$10.84	$10.26	$10.52
Income from investment operations:
Net investment income(1)	0.35	0.35		0.09		0.38	0.41	0.42
Net gain (loss) on securities (both
realized and unrealized)	0.26	(0.33)		(0.10)		0.24	0.58	(0.26)
Total from investment operations	0.61	0.02		(0.01)		0.62	0.99	0.16
Less distributions (note 10):
Dividends from net investment income	(0.35)	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.35)	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)
Net asset value, end of period	$10.91	$10.65		$10.98		$11.08	$10.84	$10.26
Total return	5.77%	0.27%		(0.10	)%(2)	5.78%	9.81%	1.44%
Ratios/supplemental data
Net assets, end of period (in millions)	$32	$29		$35		$34	$33	$40
Ratio of expenses to average net assets	0.63%	0.65	%(4)(5)	0.62	%(3)	0.61%	0.62%	0.60%
Ratio of net investment income to
average net assets	3.21%	3.33	%(4)(5)	3.26	%(3)	3.45%	3.89%	3.95%
Portfolio turnover rate	14%	9%		2	%(2)	12%	12%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63%	0.65	%(4)	0.62	%(3)	0.61%	0.62%	0.60%

____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958)(5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

33 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

34 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust 2013 - March 31, 2015	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

35 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	Of Counsel of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 2014, President, 1967-2014; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

36 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

_____________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036. (3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund, a series of the Trust, is a department of Citizens Bank, N.A.

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

37 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009, and and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

38 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

39 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, UT (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

40 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.54%	$1,000.00	$1,025.40	$3.89
Class C	2.01%	$1,000.00	$1,020.10	$8.16
Class I	2.38%	$1,000.00	$1,023.80	$4.49
Class Y	2.52%	$1,000.00	$1,025.20	$3.13

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.77%, 1.62%, 0.89% and 0.62% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

42 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.09	$3.88
Class C	5.00%	$1,000.00	$1,016.85	$8.15
Class I	5.00%	$1,000.00	$1,020.49	$4.48
Class Y	5.00%	$1,000.00	$1,021.84	$3.13

(1)
Expenses are equal to the annualized expense ratio of 0.77%, 1.62%, 0.89% and 0.62% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2014, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2015, $7,125,154 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 100% of total dividends paid, were exempt-interest dividends.

     Prior to February 15, 2016, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2015 calendar year.

44 | Aquila Churchill Tax-Free Fund of Kentucky

PRIVACY NOTICE (unaudited)

Aquila Churchill Tax-Free Fund of Kentucky

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your Fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

45 | Aquila Churchill Tax-Free Fund of Kentucky

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President and Co-Portfolio Manager
Royden P. Durham, Vice President and Co-Portfolio Manager
Brandon M. Moody, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian

JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2015

Aquila Narragansett Tax-Free Income Fund “Aquila’s Guiding Principles” Serving Rhode Island investors since 1992

May, 2015

Dear Fellow Shareholder:

     As you may know, Aquila Management Corporation celebrated its 30th anniversary this past year.

     Back in 1984 when we were investigating whether or not it made sense to launch the first in a series of single-state tax-free municipal bond funds, we didn’t have much of a road map to follow. We knew that if we went ahead, we would be creating the first fund of its kind in Hawaii (where we launched the initial Aquila single-state municipal bond fund) and one of only a few dozen such funds in the entire country. And, we knew that in order to be successful in launching such a fund, it would have to be top notch – a product in which both we and the people of the state could be proud.

     So, we spent a lot of time listening to potential investors and their financial advisers – learning what fund features and concerns were utmost in their minds. That first fund and each of the tax-free bond funds that we launched subsequently, such as Aquila Narragansett Tax-Free Income Fund, was truly designed with you, our shareholders, in mind.

     As the funds have matured, so has our game plan – over time, we have made a concerted effort to sharpen, clearly define and communicate just who Aquila is and what we stand for. Our long-standing philosophy has been formalized into a set of four guiding principles. These are:

     Manage Conservatively – most people are more sensitive to potential investment losses than they are eager for outsized gains. We seek to manage our bond funds accordingly.

     Since we strive to preserve the value of shareholder assets, investment quality is critical to our investment strategy. We focus on the source and reliability of revenue and income streams, issuer management teams and the financial decisions they make, as well as the discipline those issuers apply to executing their strategic and budgeting plans. Through our security selection processes, we seek to pursue the funds’ objectives while attempting to limit risk.

     Our investment strategy with our municipal bond funds also focuses upon intermediate maturities in order to limit volatility with any change in interest rates.

NOT A PART OF THE ANNUAL REPORT

     Focus On What We Know Best – our core investment skill is finding securities that we believe have a sound basis for investment. With our municipal bond funds, we do this through research conducted by locally-based municipal bond teams.

     We have never tried to be all things to all people. We know that our municipal bond fund shareholder base is comprised of individuals seeking capital preservation, tax-free income and stability.

     Put Customers First – the money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship. Since day one, we have said that it is your money, invested in projects in your communities and state.

     Know What’s Important – we measure success by how well we meet expectations. By working to satisfy our shareholders, the success of our business will follow.

     We are very proud of the fact that, in continuing to focus upon these four guiding principles, Aquila Narragansett Tax-Free Income Fund, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have, in our view, served thousands of residents and local projects well over the years.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

     Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible while staying within self-imposed quality constraints. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, most securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. A maximum average maturity profile of less than 12 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. The intention is to maintain a similar profile going forward. As of March 31, 2015, the portfolio had an average maturity of 10.5 years.

U.S. Economy

     The U.S. economy continued to show improvement during the year with the unemployment rate steadily dropping to new lows and employment rising. The Federal Reserve (the “Fed”) completed its tapering program in October, unwinding the third leg of its quantitative easing (“QE”) program. For the year, both U.S. equity and fixed income markets produced positive returns. International equity and bonds produced negative returns for 2014 as overseas markets continued to struggle to find some positive economic footing and were hampered by the strengthening U.S. dollar. Increased volatility in the final quarter of 2014 and first quarter of 2015 have kept both equity and fixed income markets a bit off balance as market participants struggle to get a handle on the next phase of Federal Reserve policy. While many investors are bracing for the Fed to begin increasing short term rates, investors also need to recognize the robust size of the Fed’s balance sheet and the impact on monetary policy going forward. U.S. interest rates continue to be low; however, compared with our major trading partners our rates remain high. This continues to impact the timing of a rate change, and perhaps has placed a cap on how high U.S. rates can move until the major world economies begin to show significant improvement. As Fed Chair Janet Yellen stated, “Just because we removed the word patient from our statement…doesn’t mean we will be impatient.”; a position that may give the Fed a longer time horizon and more flexibility than initially thought to allow world markets to adjust before the Fed begins its next phase in monetary policy. Certainly the challenge will be to balance the implementation of monetary policy with fickle market expectations. With the 2014 unwinding of QE3, the Fed has established market credibility and will likely be cautious in providing forward guidance to markets so as not to tilt the delicate balance beyond its control.

Rhode Island Economy

     The Rhode Island economy continues to slowly improve as the most recent unemployment rate reached a seven-year low of 6.3% in February compared with the U.S. rate of 5.5%. While this is increasingly good news, RI has only regained about 60% of the jobs lost during the financial crisis. A number of employment sectors were adversely impacted by the unusually harsh winter which may also have contributed to the slower rebound in job growth. At the time of writing this report the State is finalizing a settlement with current and retired workers to settle a pension suit that was filed in 2011. The settlement would have all parties to the defined benefit plan agree to the state’s “final offer” keeping a very large portion of the $4 billion in savings and allowing the state to move ahead with economic growth priorities set forth by newly elected Governor Gina Raimondo. While the pension settlement would not directly solve pension plans for local municipalities, it is expected to set in motion steps for further addressing pension obligations at the local level and continuing to resolve many underfunded plans. As part of its fiscal plan, the state intends to refund a number of outstanding bond issues in order to restructure current funding and substantially reduce funding costs while interest rates remain at very low levels. This process had already taken place on a smaller scale in a number of cities, towns and state agencies across the state.

1 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

The Municipal Market

     The municipal market held up very well in 2014 as concerns over the removal of tax-exempt status of municipal bonds which arose during the election year abated by mid-year. We saw what appears to be a resolution to the Detroit bankruptcy while Puerto Rico is still attempting to resolve its fiscal challenges. Higher tax rates, caused in part by the initiation of the Net Investment Income Tax instituted in 2013 under the Affordable Care Act, led investors back into municipal bonds and bond funds during 2014. The municipal bond market easily outperformed other taxable sectors as these major concerns abated and credit quality continued to trend higher for the calendar year 2014. The municipal bond market lagged other fixed income markets during the first quarter of 2015 as the continued downgrading of Puerto Rico raised concerns about municipal bonds in general and other bond sectors appeared relatively attractive given the generous outperformance of municipal bonds in 2014.

Fund Performance

     Returns for Aquila Narragansett Tax-Free Income Fund outperformed the Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”) for calendar year 2014. For the fiscal year ending March 31, 2015, performance for the Fund’s Class Y shares was 6.51%. This was well above the 4.25% return for the Index for the same period. The Fund had a longer duration than the Index and flattening of the longer end of the yield curve provided most of this outperformance. During the latest quarter, portfolio duration has shortened due to several bond issues being refunded. This has provided additional reinvestment risk; however, additional portfolio purchases should help offset this risk as yields on subsequent issues have been attractive relative to the overall market. The Fund did not own Puerto Rico paper which has also helped dampen portfolio volatility during the numerous downgrades of Puerto Rico over the past year. Overall credit quality has risen from the same period last year and has provided additional Net Asset Value stability.

2 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     While the Fed contemplates the next monetary policy move, most investors expect rates to trend higher over the year. While a number of economic indicators point to increased growth in the U.S. most of our major trading partners are still experiencing economic difficulties which have kept interest rates at current levels. We saw substantial yield curve flattening on longer maturity bonds during the year and would not be surprised if we continue to see that trend for awhile longer while inflationary expectations remain muted. While this may or may not come to fruition, the portfolio has maintained its intermediate nature. Recent purchases have included a handful of new issuers providing shareholders with increased diversification, an important characteristic of a single-state fund. Overall, credit quality trended higher during the year as a number of higher quality issuers were purchased and the Fund’s portfolio has seen a number of upgrades during the year. In addition, the overall average maturity and duration of the portfolio have recently shortened, as a result of some bonds being called or refunded. This has provided an opportunity to rebalance and ensure further diversification of the Fund’s portfolio. Similar to prior years, in order to maintain yield, recent bond purchases have had higher coupons. This should allow for share price stability in a rising interest rate environment while providing higher current double tax-free income. We believe this strategy should continue to serve shareholders well particularly in a rising interest rate environment. In the event that we do not see rising interest rates during the coming year, by maintaining some longer duration bonds, we should be able to take advantage of a flattening yield curve in order to provide continued income and stability of the Fund’s Net Asset Value.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

3 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund for the 10-year period ended March 31, 2015 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 9/10/92
With Maximum Sales Charge	2.07%	3.04%	3.38%	4.68%
Without Sales Charge	6.35	3.89	3.81	4.87
Class C since 5/01/96
With CDSC*	4.43	3.01	2.93	3.65
Without CDSC	5.45	3.01	2.93	3.65
Class I since 11/04/98
No Sales Charge	6.20	3.73	3.66	4.00
Class Y since 5/01/96
No Sales Charge	6.51	4.04	3.96	4.75
Barclays Capital Index	4.25	4.05	4.42	4.86	(Class A)
				4.86	(Class C & Y)
				4.54	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Narragansett Tax-Free Income Fund as of March 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the nine month period ended March 31, 2013 and each of the three years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Narragansett Tax-Free Income Fund as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

6 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (30.5%)	(unaudited)	Value

	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$1,165,707
	Bristol, Rhode Island
2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	2,362,888
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,155,720
	Coventry, Rhode Island
500,000	3.375%, 11/01/21 AGMC Insured	A1/NR/NR	544,750
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,723,610
	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A2/AA/NR	2,680,688
990,000	4.750%, 07/01/28 AGMC Insured	A2/AA/NR	1,078,674
750,000	4.300%, 07/01/30 AGMC Insured
	Series 2010 A	A2/AA/A	804,487
1,000,000	4.250%, 04/01/18 NPFG Insured	A2/AA-/A	1,031,980
1,000,000	4.250%, 04/01/19 NPFG Insured	A2/AA-/A	1,031,570
1,000,000	4.300%, 04/01/20 NPFG Insured	A2/AA-/A	1,032,070
1,000,000	4.500%, 04/01/23 NPFG Insured	A2/AA-/A	1,034,950
1,500,000	4.500%, 04/01/26 NPFG Insured	A2/AA-/A	1,548,480
	Cumberland, Rhode Island
1,000,000	4.250%, 08/01/17 AGMC Insured	Aa3/AA/NR	1,074,340
600,000	4.250%, 08/01/18 AGMC Insured	Aa3/AA/NR	655,608
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA/NR	545,730
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA/NR	547,800
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,675,100
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	538,610
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,043,297
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,045,255
	Lincoln, Rhode Island
1,000,000	4.500%, 08/01/24 NPFG Insured	Aa2/NR/AA	1,054,510
1,775,000	4.500%, 08/01/25 NPFG Insured	Aa2/NR/AA	1,870,300
2,000,000	4.500%, 08/01/26 NPFG Insured	Aa2/NR/AA	2,104,620
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA/NR	1,132,594
	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,114,994

7 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Pawtucket, Rhode Island
$1,950,000	4.500%, 07/15/26 AGC Insured	A3/NR/NR	$2,135,660
1,500,000	4.750%, 07/15/29 AGC Insured	A3/NR/NR	1,643,265
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/NR	1,090,901
	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC
	Insured Refunding	A2/AA/NR	1,660,650
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC
	Insured Refunding	A2/AA/NR	1,641,450
975,000	3.625%, 01/15/29 Series A AGMC
	Insured	A2/AA/BBB	977,915
2,510,000	3.750%, 01/15/30 Series A AGMC
	Insured	A2/AA/BBB	2,521,671
1,000,000	3.750%, 01/15/32 Series A AGMC
	Insured	A2/AA/BBB	1,001,300
500,000	4.000%, 07/15/19 Series A Refunding	Baa1/BBB/NR	548,515
	Rhode Island State & Providence
	Plantations Consolidated Capital
	Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,255,880
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,440,996
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,297,936
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,727,915
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,753,350
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,445,680
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,473,280
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,121,806
	Warwick, Rhode Island
1,000,000	4.000%, 08/01/16 AGMC Insured
	Series 2008	A1/AA/NR	1,037,430
1,015,000	4.000%, 08/01/17 AGMC Insured
	Series 2008	A1/AA/NR	1,069,952
905,000	4.250%, 01/15/18 Syncora Guarantee,
	Inc. Insured	A1/AA-/NR	928,168
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,272,972
	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/NR/NR	2,060,113
1,000,000	4.750%, 04/01/29 AGC Insured	A3/NR/NR	1,079,890

8 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Westerly, Rhode Island
$900,000	4.000%, 07/01/17 NPFG Insured
	(pre-refunded)	Aa2/AA/NR	$941,328
900,000	4.000%, 07/01/18 NPFG Insured
	(pre-refunded)	Aa2/AA/NR	941,328
	Total General Obligation Bonds		71,667,683

	Revenue Bonds (68.2%)
	Development (5.9%)
	Providence, Rhode Island
	Redevelopment Agency Refunding
	Public Safety Building Project
2,000,000	4.750%, 04/01/22 AMBAC Insured
	Series A	Baa2/BBB-/NR	2,006,120
1,680,000	5.000%, 04/01/26 AGMC Insured
	Series A	A2/AA/NR	1,938,283
1,000,000	5.000%, 04/01/28 AMBAC Insured
	Series A	Baa2/BBB-/NR	1,001,500
	Rhode Island Certificates of Participation
	(Central Power Plant)
1,000,000	4.000%, 10/01/20 Series D AGMC
	Insured	Aa3/AA/AA-	1,069,880
	Rhode Island Convention Center
	Authority Refunding
1,500,000	5.500%, 05/15/27 AGC Insured
	Series A	Aa3/AA/AA-	1,724,385
2,000,000	5.000%, 05/15/21 AGMC Insured	Aa3/AA/NR	2,010,760
4,000,000	5.000%, 05/15/23 AGMC Insured
	Series 2005 A	Aa3/AA/NR	4,021,000
	Total Development		13,771,928
	Higher Education (10.9%)
	Rhode Island Health and Education
	Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,223,735
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,608,575
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,119,260
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,589,488
	Rhode Island Health and Education
	Building Corp., Higher Educational
	Facilities
4,000,000	5.000%, 09/15/30 AGMC Insured	A2/NR/NR	4,461,160

9 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Rhode Island Health and Education
	Building Corp., Johnson & Wales
	University
$465,000	5.500%, 04/01/15 Series 1999 A NPFG
	Insured	NR/AA-/NR	$465,000
900,000	5.500%, 04/01/16 Series 1999 A NPFG
	Insured	NR/AA-/NR	943,380
785,000	5.500%, 04/01/17 Series 1999 A NPFG
	Insured	NR/AA-/NR	853,601
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, New England Institute of
	Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A/A+	1,354,513
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, Rhode Island School of Design
1,500,000	3.500%, 08/15/29 AGMC Insured
	Series B	A1/AA/NR	1,525,335
1,000,000	3.500%, 08/15/30 AGMC Insured
	Series B	A1/AA/NR	1,012,290
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,030,210
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,085,980
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, University of Rhode Island
	Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B
	AGMC Insured	A1/AA/NR	2,264,140
	Rhode Island Health and Educational
	Building Corp., University of Rhode
	Island
1,000,000	4.500%, 09/15/26 Series 2005 G
	Refunding AMBAC Insured	Aa3/A+/NR	1,015,760
	Rhode Island Health and Education
	Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,054,990
	Total Higher Education		25,607,417

10 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (4.5%)
	Rhode Island Health & Education
	Building Corp., Hospital Financing,
	Care New England
$500,000	5.000%, 09/01/20 Series 2013 A	NR/BBB-/BBB	$553,275
500,000	5.000%, 09/01/22 Series 2013 A	NR/BBB-/BBB	550,285
	Rhode Island Health & Education
	Building Corp., Lifespan Obligation
1,500,000	5.250%, 05/15/26 NPFG Insured	A3/AA-/NR	1,503,765
2,500,000	5.000%, 05/15/20 Series A AGMC
	Insured	A2/AA/NR	2,621,350
5,000,000	5.000%, 05/15/26 Series A AGMC
	Insured	A2/AA/NR	5,236,950
	Total Hospital		10,465,625

	Housing (7.1%)
	Rhode Island Housing & Mortgage
	Finance Corp. Home Funding
2,485,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	2,634,746
1,290,000	4.100%, 04/01/28 Series 2010 #3	Aa2/NR/NR	1,348,256
1,505,000	4.050%, 10/01/26 2011 Series 4	Aa2/NR/NR	1,592,681
1,250,000	3.050%, 10/01/28 Series 5	Aa2/NR/NR	1,228,238
985,000	3.350%, 10/01/33 Series 5	Aa2/NR/NR	983,660
2,185,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	2,127,928
	Rhode Island Housing & Mortgage
	Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,685,625
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,135,680
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,026,790
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,000,360
	Total Housing		16,763,964

	Public School (24.2%)
	Providence, Rhode Island Public
	Building Authority, School Projects
3,000,000	4.500%, 05/15/27 Series A AGMC
	Insured	A2/AA/NR	3,140,610
2,000,000	4.500%, 05/15/26 Series 2007 A
	AGMC Insured	A2/AA/NR	2,098,820
3,000,000	4.500%, 05/15/28 Series 2007 A
	AGMC Insured	A2/AA/NR	3,132,990

11 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Public School (continued)
$3,000,000	4.500%, 05/15/27 Series 2007 B
	AGMC Insured	A2/AA/NR	$3,140,610
2,000,000	4.500%, 05/15/28 Series 2007 C
	AGMC Insured	A2/AA/NR	2,088,660
	Rhode Island Certificates of Participation
	(School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009 AGC
	Insured	Aa3/AA/AA-	1,154,100
500,000	5.625%, 04/01/29 Series C 2009 AGC
	Insured	Aa3/AA/AA-	576,945
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
1,000,000	5.000%, 05/15/17 Series 2006 A
	AGMC Insured	A2/AA/NR	1,045,330
500,000	5.000%, 05/15/20 Series 2007 A
	AGMC Insured	Aa3/NR/NR	544,980
500,000	5.000%, 05/15/17 Series 2008 A
	AGMC Insured	Aa3/NR/NR	542,220
1,000,000	4.250%, 05/15/21 Series 2007 B
	AGMC Insured	A2/AA/NR	1,053,420
1,125,000	5.000%, 05/15/24 Series 2008 B	A2/NR/NR	1,245,893
1,500,000	4.250%, 05/15/21 Series A AGMC
	Insured	Aa3/NR/NR	1,635,195
2,000,000	4.375%, 05/15/22 Series A AGMC
	Insured	Aa3/NR/NR	2,189,160
3,000,000	4.500%, 05/15/25 Series A AGMC
	Insured	Aa3/NR/NR	3,291,300
2,000,000	4.750%, 05/15/29 Series A AGMC
	Insured	Aa3/NR/NR	2,186,280
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, Chariho Regional
	School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,162,510
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	A1/NR/NR	1,729,920

12 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Warwick
$800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	$873,024
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, East Greenwich
1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	1,167,250
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	1,017,180
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,020,630
1,200,000	3.500%, 05/15/31	Aa1/AA+/NR	1,229,640
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,007,150
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013C	NR/AA+/NR	1,085,660
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Providence Public Schools
1,000,000	5.000%, 05/15/20 AGMC Insured	A2/AA/NR	1,044,870
2,000,000	4.500%, 05/15/22 Series 2013 A	A1/NR/NR	2,213,880
2,000,000	4.500%, 05/15/23 Series 2013 A	A1/NR/NR	2,219,200
2,000,000	4.500%, 05/15/24 Series 2013 A	A1/NR/NR	2,199,520
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B
	AGMC Insured	A1/AA/NR	1,032,160
1,000,000	4.000%, 05/15/33 AGMC Insured	A1/AA/NR	1,034,410
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,822,808

13 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of North Kingstown
$1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	$1,592,325
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of North Providence
1,000,000	4.000%, 11/15/20 Series 2013 I	A1/A/NR	1,096,810
1,100,000	4.500%, 11/15/22 Series 2013 I	A1/A/NR	1,249,237
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of West Warwick
935,000	4.000%, 05/15/21	A1/NR/NR	1,024,077
745,000	3.000%, 11/15/21	A1/NR/NR	771,261
	Total Public School		56,660,035

	Student Loan (0.5%)
	State of Rhode Island Student Loan
	Authority
1,000,000	4.750%, 12/01/23 Senior Series 2010 B	NR/A+/A	1,061,880

	Transportation (8.2%)
	Rhode Island State Economic
	Development Corp., Airport Revenue
1,000,000	5.000%, 07/01/24 Series B	A3/BBB+/BBB+	1,152,180
2,000,000	4.000%, 07/01/24 Series B	A3/BBB+/BBB+	2,143,540
540,000	4.625%, 07/01/26 AGC Insured
	Series B	A3/AA/BBB+	585,187
1,000,000	5.000%, 07/01/18 AGC Insured
	Series C	A3/AA/BBB+	1,108,060
1,500,000	5.000%, 07/01/22 NPFG Insured
	Series C	A3/AA-/BBB+	1,514,925
	Rhode Island State Economic
	Development Corp., Motor Fuel Tax
	(Rhode Island Department of
	Transportation)
1,000,000	4.000%, 06/15/15 Series A AMBAC
	Insured	A3/A+/A	1,003,080
2,385,000	4.700%, 06/15/23 Series 2003 A
	AMBAC Insured	A3/A+/A	2,391,583

14 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Transportation (continued)
	Rhode Island State Economic
	Development Corp., Motor Fuel Tax
	(Rhode Island Department of
	Transportation) (continued)
$1,000,000	4.000%, 06/15/18 Series 2006 A
	AMBAC Insured	A3/A+/A	$1,035,200
	Rhode Island State Economic
	Development Corp., (Rhode Island
	Airport Corp. Intermodal Facility
	Project)
1,000,000	4.250%, 07/01/17 CIFG Assurance
	North America, Inc. Insured	Baa1/BBB+/NR	1,040,340
	Rhode Island Economic Development
	Corp. (Rhode Island Department of
	Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/A+	1,710,345
	Rhode Island State Turnpike & Bridge
	Authority
500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	544,835
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,757,984
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,229,600
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,105,570
	Total Transportation		19,322,429

	Water and Sewer (6.7%)
	Narragansett, Rhode Island Bay
	Commission Wastewater System
365,000	5.000%, 08/01/27 Series 2003 A NPFG
	Insured (pre-refunded)	A3/AA-/NR	370,774
1,000,000	5.000%, 02/01/32 Series 2007 A NPFG
	Insured	NR/AA-/NR	1,066,600
3,500,000	5.000%, 08/01/35 Series A NPFG
	Insured (pre-refunded)	A3/AA-/NR	3,555,370
	Rhode Island Clean Water Protection
	Finance Agency
1,545,000	4.750%, 10/01/18 Series A AMBAC
	Insured	Aaa/NR/NR	1,550,346
255,000	5.400%, 10/01/15 1993 Series A NPFG
	Insured	Aaa/AA-/NR	261,503
500,000	4.750%, 10/01/20 1999 Series A
	AMBAC Insured	Aaa/NR/NR	501,635

15 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water and Sewer (continued)
	Rhode Island Clean Water Finance
	Agency, Water Pollution Control Bonds
$310,000	5.000%, 10/01/18 Series B NPFG
	Insured	Aaa/AAA/NR	$311,132
4,765,000	4.375%, 10/01/21 Series 2002 B NPFG
	Insured	Aaa/AAA/AAA	4,778,485
	Rhode Island Clean Water Protection
	Finance Agency Safe Drinking Water
	Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,200,357
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,040,620
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,037,610
	Total Water and Sewer		15,674,432

	Other Revenue (0.2%)
	State of Rhode Island Depositors
	Economic Protection Corp.
250,000	5.750%, 08/01/21 Series A AGMC
	Insured ETM	NR/NR/NR*	310,663
215,000	6.375%, 08/01/22 Series A NPFG
	Insured ETM	NR/AA-/NR	280,689
	Total Other Revenue		591,352

	Total Revenue Bonds		159,919,062

	Total Investments (cost $221,601,745-
	note 4)	98.7%	231,586,745
	Other assets less liabilities	1.3	2,965,177
	Net Assets	100.0%	$234,551,922

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	7.5%
Pre-Refunded bonds††/Escrowed to Maturity bonds	2.8
Aa of Moody’s or AA of S&P or Fitch	64.3
A of Moody’s or S&P or Fitch	22.9
Baa of Moody’s or BBB of S&P	2.5
100.0%

16 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
CIFG - CDC IXIS Financial Guaranty
ETM - Escrowed to Maturity
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

17 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments at value (cost $221,601,745)	$231,586,745
Cash	286,678
Interest receivable	3,139,613
Receivable for Fund shares sold	123,096
Other assets	32,649
Total assets	235,168,781
LIABILITIES
Dividends payable	242,389
Payable for Fund shares redeemed	164,684
Management fees payable	81,498
Distribution and service fees payable	6,728
Accrued expenses payable	121,560
Total liabilities	616,859
NET ASSETS	$234,551,922
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value
$0.01 per share	$217,044
Additional paid-in capital	226,391, 076
Net unrealized appreciation on investments (note 4)	9,985,000
Accumulated net realized loss on investments	(2,089,949)
Undistributed net investment income	48,751
	$234,551,922

CLASS A
Net Assets	$125,065,200
Capital shares outstanding	11,573,235
Net asset value and redemption price per share	$10.81
Maximum offering price per share (100/96 of $10.81)	$11. 26

CLASS C
Net Assets	$16,276,256
Capital shares outstanding	1,506,351
Net asset value and offering price per share	$10.81
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.81	*

CLASS I
Net Assets	$235,187
Capital shares outstanding	21,773
Net asset value, offering and redemption price per share	$10.80

CLASS Y
Net Assets	$92,975,279
Capital shares outstanding	8,603,068
Net asset value, offering and redemption price per share	$10.81

See accompanying notes to financial statements.

18 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2015

Investment Income:

Interest income		$8,756,235

Expenses:

Management fees (note 3)	$1,143,227
Distribution and service fees (note 3)	346,793
Transfer and shareholder servicing
agent fees (note 3)	137,531
Legal fees	121,113
Trustees’ fees and expenses (note 8)	99,732
Shareholders’ reports	28,897
Registration fees and dues	24,719
Auditing and tax fees	20,900
Fund accounting fees	19,783
Custodian fees (note 6)	18,543
Insurance	12,196
Chief compliance officer services (note 3)	5,526
Miscellaneous	29,747
Total expenses	2,008,707

Management fees waived (note 3)	(265,051)
Net expenses		1,743,656
Net investment income		7,012,579

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	4,250
Change in unrealized appreciation on
investments	6,990,048
Net realized and unrealized gain (loss) on
investments		6,994,298
Net change in net assets resulting from
operations		$14,006,877

See accompanying notes to financial statements.

19 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

OPERATIONS:
Net investment income	$7,012,579	$7,786,168
Net realized gain (loss) from
securities transactions	4,250	(1,935,039)
Change in unrealized appreciation
on investments	6,990,048	(6,349,488)
Change in net assets from
operations	14,006,877	(498,359)

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(3,783,094)	(4,207,230)

Class C Shares:
Net investment income	(356,829)	(459,646)

Class I Shares:
Net investment income	(7,718)	(8, 180)

Class Y Shares:
Net investment income	(2,854,636)	(3,097,406)
Change in net assets from
distributions	(7,002,277)	(7,772,462)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	27,722,713	26,462,934
Reinvested dividends and
distributions	3,099,567	3,367,560
Cost of shares redeemed	(24,704,007)	(59,054,773)
Change in net assets from
capital share transactions	6,118,273	(29,224,279)

Change in net assets	13,122,873	(37,495, 100)

NET ASSETS:
Beginning of period	221,429,049	258,924,149

End of period*	$234,551,922	$221,429,049

* Includes undistributed net investment income of:	$48,751	$52,871

See accompanying notes to financial statements.

20 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

1. Organization

     Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

21 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable
Inputs – Municipal Bonds*	231,586,745
Level 3 – Significant Unobservable Inputs	–
Total	$231,586,745

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2012–2014) or expected to be taken in the Fund’s 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

22 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2015, the Fund increased additional paid-in capital by $14,445, decreased undistributed net investment income by $14,422 and increased accumulated net realized loss on investments by $23. These reclassifications had no effect on net assets or net asset value per share.

i)
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

 a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

23 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.68% for Class C Shares, 0.99% for Class I Shares or 0.68% for Class Y Shares for the period ended September 30, 2014 and 0.84% for Class A Shares, 1.69% for Class C Shares, 0.99% for Class I Shares and 0.69% for Class Y Shares for the period October 1, 2014 through September 30, 2015. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2015, the Fund incurred management fees of $1,143,227 of which $265,051 was waived, which included supplemental fee waivers above and beyond the contractual expense cap.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2015, distribution fees on Class A Shares amounted to $185,177, of which the Distributor retained $9,817.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $120,816. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $40,272. The total of these payments with respect to Class C Shares amounted to $161,088, of which the Distributor retained $40,439.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2015, these payments were made at the average annual rate of 0.35% of such net assets amounting to $924 of which $528 related to the Plan and $396 related to the Shareholder Services Plan.

24 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2015, total commissions on sales of Class A Shares amounted to $197,963, of which the Distributor received $17,973.

4. Purchases and Sales of Securities

     During the year ended March 31, 2015, purchases of securities and proceeds from the sales of securities aggregated $29,339,825 and $17,942,132, respectively.

     At March 31, 2015, the aggregate tax cost for all securities was $221,552,996. At March 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,305,191 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $271,442 for a net unrealized appreciation of $10,033,749.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2015, the Fund had all of its net assets invested in the securities of Rhode Island issuers.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

25 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	986,341	$10,539,393	816,816	$8,525,955
Reinvested distributions	202,205	2,165,832	222,622	2,303,273
Cost of shares redeemed	(1,012,586)	(10,832,567)	(2,908,955)	(30,144,671)
Net change	175,960	1,872,658	(1,869,517)	(19,315,443)
Class C Shares:
Proceeds from shares sold	230,654	2,470,639	227,217	2,380,974
Reinvested distributions	20,437	218,769	29,276	302,957
Cost of shares redeemed	(280,713)	(3,006,413)	(776,061)	(7,987,005)
Net change	(29,622)	(317,005)	(519,568)	(5,303,074)
Class I Shares:
Proceeds from shares sold	—	—	—	—
Reinvested distributions	720	7,724	790	8,180
Cost of shares redeemed	(3,885)	(41,779)	(568)	(5,884)
Net change	(3,165)	(34,055)	222	2,296
Class Y Shares:
Proceeds from shares sold	1,374,910	14,712,681	1,477,832	15,556,005
Reinvested distributions	65,974	707,242	72,622	753,150
Cost of shares redeemed	(1,013,297)	(10,823,248)	(2,023,784)	(20,917,213)
Net change	427,587	4,596,675	(473,330)	(4,608,058)
Total transactions in Fund
shares	570,760	$6,118,273	(2,862,193)	$(29,224,279)

26 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

8. Trustees’ Fees and Expenses

     At March 31, 2015 there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2015 was $81,053. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2015, such meeting-related expenses amounted to $18,679.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

     At March 31, 2015, the Fund had a capital loss carryover of $2,089,949 of which $73,498 was acquired in the acquisition of Ocean State Tax-Exempt Fund, which expires on June 30, 2016 and $1,443,048 which is short-term and $573,403 is long term and have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

27 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2015	March 31, 2014
Net tax-exempt income	$6,990,708	$7,754,144
Ordinary Income	11,570	18,318
	$7,002,278	$7,772,462

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$242,391
Accumulated net realized loss	(2,089,949)
Unrealized appreciation	10,033,749
Other temporary differences	(242,389)
$7,943,802

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference in recognizing dividends paid and the amortization of discount securities.

28 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.48	$10.79		$10.78		$10.51	$10.64	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.33	0.35		0.26		0.37	0.39	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.31)		0.02		0.27	(0.13)	0.20
Total from investment operations	0.66	0.04		0.28		0.64	0.26	0.59
Less distributions (note 9):
Dividends from net investment income	(0.33)	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.33)	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)
Net asset value, end of period	$10.81	$10.48		$10.79		$10.78	$10.51	$10.64
Total return(not reflecting sales charge)	6.35%	0.42%		2.53	%(2)	6.15%	2.48%	5.71%
Ratios/supplemental data
Net assets, end of period (in millions)	$125	$119		$143		$146	$150	$151
Ratio of expenses to average net assets	0.76%	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%
Ratio of net investment income to
average net assets	3.07%	3.34	%(4)	3.22	%(3)	3.45%	3.68%	3.63%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.88%	0.92	%(4)(5)	0.90	%(3)	0.87%	0.84%	0.87%
Ratio of net investment income to
average net assets	2.95%	3.21	%(4)(5)	3.09	%(3)	3.29%	3.46%	3.35%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.76%	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

29 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.48	$10.79		$10.78		$10.51	$10.64	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26		0.19		0.28	0.30	0.29
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.31)		0.02		0.27	(0.13)	0.21
Total from investment operations	0.57	(0.05)		0.21		0.55	0.17	0.50
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.24)	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)
Net asset value, end of period	$10.81	$10.48		$10.79		$10.78	$10.51	$10.64
Total return(not reflecting sales charge)	5.45%	(0.43)%		1.88	%(2)	5.25%	1.62%	4.81%
Ratios/supplemental data
Net assets, end of period (in millions)	$16	$16		$22		$21	$24	$22
Ratio of expenses to average net assets	1.61%	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%
Ratio of net investment income to
average net assets	2.22%	2.49	%(4)	2.37	%(3)	2.60%	2.83%	2.75%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.73%	1.77	%(4)(5)	1.75	%(3)	1.72%	1.69%	1.72%
Ratio of net investment income to
average net assets	2.10%	2.36	%(4)(5)	2.24	%(3)	2.45%	2.61%	2.47%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.61%	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

30 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.47	$10.79		$10.78		$10.51	$10.63	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.31	0.33		0.25		0.35	0.37	0.37
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.32)		0.01		0.27	(0.12)	0.19
Total from investment operations	0.64	0.01		0.26		0.62	0.25	0.56
Less distributions (note 9):
Dividends from net investment income	(0.31)	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.31)	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)
Net asset value, end of period	$10.80	$10.47		$10.79		$10.78	$10.51	$10.63
Total return	6.20%	0.17%		2.41	%(2)	5.99%	2.42%	5.45%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.3		$0.3		$0.3	$0.3	$0.3
Ratio of expenses to average net assets	0.90%	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%
Ratio of net investment income to
average net assets	2.93%	3.18	%(4)	3.07	%(3)	3.29%	3.25%	3.49%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.02%	1.07	%(4)(5)	1.06	%(3)	1.02%	1.00%	1.02%
Ratio of net investment income to
average net assets	2.81%	3.05	%(4)(5)	2.94	%(3)	3.14%	3.30%	3.20%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.90%	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.48	$10.79		$10.78		$10.51	$10.64	$10.44
Income (loss) from investment operations:
Net investment income(1)	0.34	0.36		0.28		0.38	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.33	(0.31)		–		0.27	(0.13)	0.20
Total from investment operations	0.67	0.05		0.28		0.65	0.27	0.60
Less distributions (note 9):
Dividends from net investment income	(0.34)	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.34)	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)
Net asset value, end of period	$10.81	$10.48		$10.79		$10.78	$10.51	$10.64
Total return	6.51%	0.56%		2.65	%(2)	6.31%	2.64%	5.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$93	$86		$93		$82	$67	$52
Ratio of expenses to average net assets	0.61%	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%
Ratio of net investment income to
average net assets	3.22%	3.48	%(4)	3.37	%(3)	3.59%	3.83%	3.78%
Portfolio turnover rate	8%	15%		8	%(2)	11%	9%	3%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.73%	0.77	%(4)(5)	0.75	%(3)	0.72%	0.69%	0.72%
Ratio of net investment income to
average net assets	3.10%	3.35	%(4)(5)	3.24	%(3)	3.43%	3.61%	3.49%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.61%	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees(2)

Diana P. Herrmann \New York, NY (1958)(4)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940)(7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary –Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

33 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

34 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust 2013 - March 31, 2015	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

35 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	Of Counsel of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 2014, President, 1967-2014; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

36 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

_________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund, a series of the Trust, is a department of Citizens Bank, N.A.

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

37 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009, and and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

38 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

39 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

James T. Thompson Bountiful, UT (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

40 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2015.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.64%	$1,000.00	$1,026.40	$3.84
Class C	2.30%	$1,000.00	$1,023.00	$8.12
Class I	2.57%	$1,000.00	$1,025.70	$4.49
Class Y	2.71%	$1,000.00	$1,027.10	$3.08

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares.Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.76%, 1.61%, 0.89% and 0.61% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

42 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.14	$3.82
Class C	5.00%	$1,000.00	$1,016.90	$8.10
Class I	5.00%	$1,000.00	$1,020.49	$4.47
Class Y	5.00%	$1,000.00	$1,021.89	$3.06

(1)
Expenses are equal to the annualized expense ratio of 0.76%, 1.61%, 0.89% and 0.61% for the Trust’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2014, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2015, $6,990,708 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.83% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2016, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2015 calendar year.

44 | Aquila Narragansett Tax-Free Income Fund

PRIVACY NOTICE (unaudited)

Aquila Narragansett Tax-Free Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

45 | Aquila Narragansett Tax-Free Income Fund

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
 New York, New York 10036

Investment Sub-Adviser
     CITIZENS INVESTMENT ADVISORS,
A DEPARTMENT OF CITIZENS BANK, N. A.
     One Citizens
Plaza Providence, Rhode Island 02903

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
     Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Stephen J. Caridi, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
 120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
 4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2015

Aquila Tax-Free Fund of Colorado “Aquila’s Guiding Principles” Serving Colorado investors since 1987

May, 2015

Dear Fellow Shareholder:

     As you may know, Aquila Management Corporation celebrated its 30th anniversary this past year.

     Back in 1984 when we were investigating whether or not it made sense to launch the first in a series of single-state tax-free municipal bond funds, we didn’t have much of a road map to follow. We knew that if we went ahead, we would be creating the first fund of its kind in Hawaii (where we launched the initial Aquila single-state municipal bond fund) and one of only a few dozen such funds in the entire country. And, we knew that in order to be successful in launching such a fund, it would have to be top notch – a product in which both we and the people of the state could be proud.

     So, we spent a lot of time listening to potential investors and their financial advisers –learning what fund features and concerns were utmost in their minds. That first fund and each of the tax-free bond funds that we launched subsequently, such as Aquila Tax-Free Fund of Colorado, was truly designed with you, our shareholders, in mind.

     As the funds have matured, so has our game plan – over time, we have made a concerted effort to sharpen, clearly define and communicate just who Aquila is and what we stand for. Our long-standing philosophy has been formalized into a set of four guiding principles. These are:

Manage Conservatively – most people are more sensitive to potential investment losses than they are eager for outsized gains. We seek to manage our bond funds accordingly.

     Since we strive to preserve the value of shareholder assets, investment quality is critical to our investment strategy. We focus on the source and reliability of revenue and income streams, issuer management teams and the financial decisions they make, as well as the discipline those issuers apply to executing their strategic and budgeting plans. Through our security selection processes, we seek to pursue the funds’ objectives while attempting to limit risk.

     Our investment strategy with our municipal bond funds also focuses upon intermediate maturities in order to limit volatility with any change in interest rates.

     Focus On What We Know Best – our core investment skill is finding securities that we believe have a sound basis for investment. With our municipal bond funds, we do this through research conducted by locally-based municipal bond teams.

NOT A PART OF THE ANNUAL REPORT

     We have never tried to be all things to all people. We know that our municipal bond fund shareholder base is comprised of individuals seeking capital preservation, tax-free income and stability.

     Put Customers First – the money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship. Since day one, we have said that it is your money, invested in projects in your communities and state.

     Know What’s Important – we measure success by how well we meet expectations. By working to satisfy our shareholders, the success of our business will follow.

     We are very proud of the fact that, in continuing to focus upon these four guiding principles, Aquila Tax-Free Fund of Colorado, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have, in our view, served thousands of residents and local projects well over the years.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

National

     For 2014, both U.S. equity and fixed income markets produced positive returns. The Federal Reserve (the “Fed”) completed its tapering program in October, unwinding the third leg of its quantitative easing program. Furthermore, international equity and bond markets produced negative returns for 2014 as overseas markets continued to struggle to find positive economic footing and were hampered by the strengthening U.S. dollar. Increased volatility in the final quarter of 2014 and first quarter of 2015 have kept both equity and fixed income markets a bit off balance as market participants wonder when the Fed is going to raise rates. Although U.S. interest rates continue to be low, relative to our major trading partners U.S. interest rates remain high. An aging population argues for a larger allocation to bonds, or fixed income investments, as retirees realign financial priorities in favor of safety over growth. The key term is income in this situation, and with yields of less than 1% on Treasury bills, the premium required to encourage investors to move out on the yield curve becomes smaller, hence the flattening of the yield curve.

     First quarter growth is expected to be soft, following a winter of severe weather that slowed manufacturing and production combined with the continued fall in oil prices and a dockworkers strike on the West coast. Inflation is likely to remain low due to slow wage growth and recent declines in energy costs. The strongest economic influence has been the growth in jobs. The March, 2015 employment report was disappointing, with gains of just 126,000 jobs, well short of economists’ expectations and the weakest growth since December 2013.

     Home prices rose roughly 4% in January 2015, according to the March 31, 2015 Case-Shiller 20-city index. Furthermore, residential investment shows promise, with permits up 8% over the first quarter. Currently, the average household spends 15% of gross income on mortgage payments while renters allocate an average of 30%. As leases expire and workers become more confident about financial conditions, we anticipate acceleration in first time home buying. Of course, this assumes the Federal Reserve will maintain an accommodative policy stance, which in turn, will keep financing rates low.

National Municipal Market

     Overall municipal issuance has been relatively low over the past year, despite a recent increase in issuance. A combination of reduced supply, higher tax rates, resolution of the Detroit bankruptcy, with Puerto Rico still attempting to resolve its fiscal challenges, have collectively renewed demand for the municipal sector. However, the municipal bond market has been slow to bounce back, despite compelling tax-equivalent yields.

     Nevertheless, municipal bonds remain attractive relative to U.S. Treasury and government agency securities. The Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) remained near or higher than 100% for most of the fiscal year. As of March 31, 2015, the ratios stood at 90%, 102%, 109%, 112% and 110% for the 5, 10, 15, 20 and 30 year comparisons, respectively. Thus, tax-exempt yields continue to exceed the yields of most taxable U.S. Treasury yields.

1 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The year over year changes in the municipal yield curve, as of March 31, 2015, had the short end increasing 22 basis points (“bp,” a basis point is 1/100th of 1%) from 0.32% to 0.54%, while 30 year municipal rates decreased 128 bp from 4.22% to 2.94%. Short rates remain low, but have increased due to the ongoing demand for short-term bonds and market expectations of a possible Fed rate increase. On the longer end of the yield curve, municipal rates decreased due to the positive but slow performance in the domestic economy, slower global growth and a strengthening U.S. dollar.

State Economy

     Many of the improvements in Colorado’s economy are concentrated in the Denver area and along the northern portion of the Front Range. The labor market, consumer spending, income, wages, housing prices, and construction activity in Colorado have all outperformed the national economy over the past year. The Colorado Department of Labor and Employment reported that the State added 4,700 payroll jobs in December and finished 2014 with an unemployment rate of 4%, the State’s lowest level since October 2007.

     Denver’s S&P/Case-Shiller Home Prices Index reached an all-time high of 158.46 in January. Throughout the rest of the State, growth was more modest with total assessed values for all property classes increasing 3.3% in 2014 to $91.6 billion. However, assessed values are projected by the State to continue growing in 2015, which is a reassessment year. Values for the reassessment will reflect market changes that occurred from January 2013 to June 2014. Similar levels of growth are projected to occur in both residential and nonresidential values due to the accelerating economy, especially along the front-range. Commercial property values are significant and represent nearly one-half of all nonresidential assessed value.

     Oil and gas is the second-largest nonresidential property class, accounting for just over 21% of total nonresidential value. Although low oil prices may boost the economy nationwide, any benefit to the State will likely be offset by lower production and income in the oil producing sectors of the economy. The state predicts the decline will reduce severance tax collections in fiscal year 2015-16, and reduce future drilling activity. Colorado oil drilling activity, especially in Weld County, has been exceptionally strong over the last few years. Weld County is now responsible for over 80% of the state’s oil production with monthly production averaging 4.7 million barrels through the first eight months of 2014. The impact of the price drop on future drilling activity will depend on the length of time that prices remain at or below current levels. We would expect that, should oil prices stay in their present range or lower in six months, production levels are likely to be affected and we may begin to witness some decline in industry activity.

     Aquila Tax-Free Fund of Colorado (the “Fund”) has approximately 15% exposure to K-12 school district bonds. Enrollment in Colorado’s public schools increased 1.5% during the current 2014-15 school year, or by 12,148 full-time equivalent students. Over the next year, the metro Denver and northern regions are expected to drive statewide enrollment growth. Other regions, such as the eastern and southwestern regions, continue to struggle with low economic activity and aging populations.

2 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

For 2014, annual tax-exempt bond issuance in Colorado was down 19% from issuance levels witnessed during 2013, and down 45% from the issuance seen during 2012. Not only has the overall par amount of bonds issued declined, but the number of issues has declined from 2012 as well. However, comparing issuance through the end of March 2015 with the same period for 2014, issuance has more than doubled. While much of the issuance by local governments continues to be driven by school districts, we are also seeing a relatively diverse array of local governments issuing bonds including metropolitan districts, cities and counties.

Fund Performance

     The total return for the Fund’s Class A share based on net asset value (“NAV”), without sales charge, was 6.52% for the year ended March 31, 2015. This compares favorably with the Barclays Capital Quality Intermediate Index (the “Index”), which returned 4.25% for the same period. Portfolio factors that contributed to slightly unfavorable Index comparisons were higher exposure to pre-refunded bonds, higher average credit quality, and higher exposure to school district bonds. Characteristics that provided favorable comparisons to the Index were higher commitment to the lease sector, higher average coupon, and higher exposure to bonds callable in 6 years or less.

Fund Strategy

     The Fund’s portfolio characteristics have become slightly more defensive during 2015 with the weighted average maturity declining to 8.9 years and modified duration holding steady at 4.3 years. Credit quality has remained very high with over 77% of the portfolio rated AA or higher. Tight supply and declining interest rates have pushed down interest rates on longer maturity, lower quality bonds as investors have stretched for yield to meet their income requirements. We contend that now is not the time to add additional risk to fixed income portfolios as we approach a cyclical low in interest rates and the compensation for risk has declined. While it is likely that the Federal Reserve will begin to raise short term interest rates sometime in the second half of this year, the market has anticipated this event and it should not result in a major disruption. We do not expect a sharp rise in interest rates this year, but rather a slight upward bias in shorter maturities driven by Federal Reserve activities. This could allow us to take advantage of higher yields by replacing some securities that we purchased during the very low interest rate environment of the past 2 years.

3 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     The Fund currently benefits from legacy holdings purchased in higher interest rate environments. These high quality, liquid securities provide an attractive current yield for our shareholders as well as offering the flexibility to reinvest in higher yielding bonds should interest rates rise. We intend to continue our defensive investment strategy by striving to maintain an intermediate average portfolio maturity, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. Furthermore, we intend to continue to perform in-depth credit research on all portfolio holdings, as we believe it is critical during the current rapidly changing economic environment.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado for the 10-year period ended March 31, 2015 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	2.22%	3.38%	3.62%	5.18%
Without Sales Charge	6.52	4.22	4.04	5.34
Class C since 4/30/96
With CDSC*	4.50	3.24	3.06	3.45
Without CDSC	5.52	3.24	3.06	3.45
Class Y since 4/30/96
No Sales Charge	6.66	4.27	4.10	4.59
Barclays Capital Index	4.25	4.05	4.42	5.56	(Class A)
				4.86	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund of Colorado as of March 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the three month period ended March 31, 2013 and each of the three years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund of Colorado as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

6 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (26.5%)	(unaudited)	Value
	Hospital (0.8%)
	Rangely, Colorado Hospital District
	Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,365,380

	Metropolitan District (5.2%)
	Denver, Colorado Urban Renewal
	Authority, Tax Increment Revenue,
	Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/A-	3,060,460
	Fraser Valley, Colorado Metropolitan
	Recreational District
1,875,000	5.000%, 12/01/25 (pre-refunded)	NR/A/NR	2,080,350
	Hyland Hills Metro Park & Recreation
	District, Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	905,712
	Meridian Metropolitan District,
	Colorado Refunding
1,645,000	4.500%, 12/01/23 Series A	NR/A-/A	1,858,356
	North Metro Fire Rescue District,
	Colorado
1,200,000	4.625%, 12/01/20 AMBAC Insured	NR/AA/NR	1,281,564
	Park Creek Metropolitan District,
	Colorado Revenue Refunding &
	Improvement - Senior Property Tax
	Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/BBB	2,285,080
	Poudre Tech Metropolitan District,
	Colorado Unlimited Property Tax
	Supported Revenue Refunding &
	Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,191,368
	Stonegate Village Metropolitan District,
	Colorado Refunding & Improvement
325,000	5.000%, 12/01/23 NPFG Insured	A3/AA-/NR	347,981
175,000	5.000%, 12/01/23 NPFG Insured
	(pre-refunded)	A3/AA-/NR	188,100
585,000	5.000%, 12/01/24 NPFG Insured	A3/AA-/NR	626,161
315,000	5.000%, 12/01/24 NPFG Insured
	(pre-refunded)	A3/AA-/NR	338,581
	Total Metropolitan District		15,163,713

7 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	School Districts (20.0%)
	Adams 12 Five Star Schools, Colorado
$3,000,000	5.000%, 12/15/25	Aa2/AA-/NR	$3,744,300
1,000,000	5.000%, 12/15/25	Aa2/AA-/NR	1,270,900
	Adams County, Colorado School
	District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,144,300
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,405,510
	Adams & Arapahoe Counties,
	Colorado Joint School District #28J
2,500,000	5.500%, 12/01/23 (pre-refunded)	Aa2/AA-/NR	2,898,500
	Adams & Weld Counties, Colorado
	School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,249,040
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,409,580
1,000,000	5.000%, 12/01/25	Aa2/AA-/NR	1,239,340
1,000,000	5.375%, 12/01/26 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	1,081,060
	Arapahoe County, Colorado School
	District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,854,405
	Boulder Larimer & Weld Counties,
	Colorado
1,260,000	5.000%, 12/15/26 AGMC Insured
	(pre-refunded)	Aa2/AA/NR	1,356,529
1,500,000	5.000%, 12/15/28	Aa2/AA/NR	1,705,200
	Denver, Colorado City & County
	School District No. 1
2,000,000	5.000%, 12/01/25 Series B	Aa2/AA-/AA+	2,496,400
3,000,000	4.000%, 12/01/26	Aa2/AA-/AA+	3,338,340
3,000,000	5.250%, 12/01/27 (pre-refunded)	Aa2/AA-/NR	3,496,980
	Eagle County School District, Colorado,
	Eagle, Garfield & Routt School
	District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA-/NR	1,434,034
	El Paso County, Colorado School
	District #20
1,500,000	4.500%, 12/15/25 AGMC Insured
	(pre-refunded)	Aa2/NR/NR	1,648,785

8 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	School Districts (continued)
	El Paso County, Colorado School
	District #20 Refunding
$1,945,000	4.375%, 12/15/23	Aa2/NR/NR	$2,244,783
	Gunnison Watershed, Colorado
	School District
1,025,000	5.250%, 12/01/26 (pre-refunded)	Aa2/AA-/NR	1,179,211
	Jefferson County, Colorado School
	District #R-001
3,000,000	5.250%, 12/15/25 AGMC Insured
	(pre-refunded)	Aa2/AA/NR	3,242,490
	La Plata County, Colorado School
	District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,489,630
	Larimer, Weld & Boulder Counties,
	Colorado School District No. R-2J,
	Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,709,625
750,000	4.500%, 12/01/26	Aa3/NR/NR	870,330
	Mesa County, Colorado Valley School
	District No. 051, Grand Junction
	Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,727,920
	San Miguel County, Colorado School
	District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,311,650
	Summit County, Colorado School
	District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,220,320
	Weld County, Colorado School
	District #2
90,000	5.000%, 12/01/15 AGMC Insured	Aa2/AA/NR	90,345
	Total School Districts		57,859,507

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy
	District, Adams Morgan & Weld
	Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,419,286
	Total General Obligation Bonds		76,807,886

9 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (72.3%)	(unaudited)	Value
	Airport (3.8%)
	Denver, Colorado City & County
	Airport Revenue System, Series A
$4,340,000	5.000%, 11/15/24	A1/A+/A+	$5,093,858
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,405,185
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,469,440
	Walker Field, Colorado Public Airport
	Authority Airport Revenue
1,000,000	5.000%, 12/01/22	Baa2/NR/NR	1,080,590
	Total Airport		11,049,073

	Electric (3.6%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
2,000,000	4.750%, 11/15/27	Aa2/AA/AA	2,271,620
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
1,000,000	4.000%, 11/15/26	Aa2/AA/AA	1,105,740
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,096,260
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
1,285,000	5.250%, 11/15/23	Aa2/AA/AA	1,475,527
2,600,000	5.000%, 11/15/23	Aa2/AA/AA	3,193,814
	Colorado Springs, Colorado Utilities
	Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,297,864
	Total Electric		10,440,825

	Higher Education (19.8%)
	Adams State College, Colorado
	Auxiliary Facilities Improvement
	Series A
1,000,000	5.200%, 05/15/27 (pre-refunded)	Aa2/AA-/NR	1,163,690
	Adams State College, Colorado
	Auxiliary Facilities Refunding, Series B
3,000,000	4.500%, 05/15/29	Aa2/AA-/NR	3,288,690
	Colorado Educational & Cultural Facility
	Authority, Student Housing - Campus
	Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	3,215,527

10 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Colorado Educational & Cultural Facility
	Authority, University Corp.
	Atmosphere Project, Refunding
$1,700,000	5.000%, 09/01/22	A2/A+/NR	$1,970,708
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,876,310
	Colorado Educational & Cultural Facility
	Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	941,229
	Colorado Educational & Cultural
	Facility Authority Refunding,
	University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/AA-/NR	1,251,400
	Colorado Educational & Cultural
	Facility Authority Refunding,
	University of Denver Project, Series B
3,085,000	5.000%, 03/01/22 NPFG/ FGIC
	Insured (pre-refunded)	A1/AA-/NR	3,218,550
	Colorado Educational & Cultural Facility
	Authority, University of Denver
	Project, Series B Refunding
3,620,000	5.250%, 03/01/23 NPFG Insured
	(pre-refunded)	A1/A+/AA	3,772,366
	Colorado School of Mines Enterprise
	Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,655,237
	Colorado State Board of Governors
	University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	2,738,357
930,000	5.000%, 03/01/28 AGMC Insured	Aa3/AA/NR	1,022,089
	Colorado State Board of Governors
	University Enterprise System, Series C
2,905,000	5.000%, 03/01/26 †††	Aa2/AA-/NR	3,574,922
	Colorado State COP University of
	Colorado at Denver Health Sciences
	Center Fitzsimons Academic Projects
	Series B
3,135,000	5.250%, 11/01/25 NPFG
	(pre-refunded)	A3/AA-/NR	3,226,918

11 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Mesa State College, Colorado Auxiliary
	Facilities Enterprise
$1,000,000	5.000%, 05/15/20 Syncora
	Guarantee, Inc. Insured
	(pre-refunded)	A2/NR/NR	$1,005,700
2,000,000	5.700%, 05/15/26 (pre-refunded)	NR/AA-/NR	2,263,280
	University of Colorado Enterprise
	System
1,270,000	5.000%, 06/01/25 Series A	Aa2/NR/AA+	1,573,060
1,165,000	5.000%, 06/01/26 Series A NPFG
	Insured	Aa2/NR/AA+	1,455,924
2,000,000	5.000%, 06/01/27 (pre-refunded)	Aa2/NR/AA+	2,311,080
2,000,000	4.750%, 06/01/27 Series A	Aa2/NR/AA+	2,309,740
	University of Colorado Enterprise
	System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa2/NR/AA+	1,846,555
	University of Colorado Enterprise
	System, Refunding & Improvement
50,000	5.000%, 06/01/24 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/NR/NR	50,389
	University of Northern Colorado
	Greeley Institutional Enterprise
	Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA-/NR	1,227,410
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,294,528
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,426,541
	University of Northern Colorado
	Refunding
1,000,000	5.000%, 06/01/24 AGMC Insured
	(pre-refunded)	A1/AA/NR	1,007,770
	Western State College, Colorado
	Institutional Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,359,230
	Western State College, Colorado, SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,141,615
	Total Higher Education		57,188,815

12 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (9.1%)
	Colorado Health Facility Authority
	Hospital Revenue, Adventist
	Health/Sunbelt, Refunding
$2,500,000	5.125%, 11/15/29	Aa2/AA-/AA	$2,668,275
	Colorado Health Facility Authority
	Hospital Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	A2/AA/A+	1,096,120
	Colorado Health Facility Authority
	Hospital Revenue, Evangelical
	Lutheran Project Refunding
1,575,000	5.250%, 06/01/19	A3/BBB+/NR	1,652,254
1,000,000	5.250%, 06/01/21	A3/BBB+/NR	1,047,260
2,000,000	5.250%, 06/01/24	A3/BBB+/NR	2,091,180
	Colorado Health Facility Authority
	Hospital Revenue, NCMC, Inc.
	Project
2,000,000	5.250%, 05/15/26 Series A AGMC
	Insured	NR/AA/A+	2,287,100
	Colorado Health Facility Authority
	Hospital Revenue Refunding,
	Catholic Health, Series A
2,000,000	5.250%, 07/01/24	A2/A/A+	2,293,920
	Colorado Health Facility Authority
	Hospital Revenue, Valley View
	Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/A-/NR	1,676,655
	Colorado Health Facility Authority,
	Catholic Health Initiatives, Series D
2,000,000	5.000%, 10/01/16	A2/A/A+	2,125,160
1,000,000	6.000%, 10/01/23	A2/A/A+	1,163,780
	Colorado Health Facility Authority,
	Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,481,890
	Denver, Colorado Health & Hospital
	Authority Healthcare, Series A
	Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,131,440
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,595,490

13 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (continued)
	Park Hospital District Larimer County,
	Colorado Limited Tax
$1,010,000	4.500%, 01/01/21 AGC Insured	A3/AA/NR	$1,037,512
	Total Hospital		26,348,036

	Housing (1.3%)
	Colorado Housing & Finance Authority,
	Single Family Mortgage Class II
510,000	5.500%, 11/01/29	Aaa/AAA/NR	530,252
	Colorado Housing Finance Authority,
	Single Family Mortgage Class III
	Series A-5
2,490,000	5.000%, 11/01/34	A2/A/NR	2,575,009
	Colorado Housing and Finance
	Authority, Multi-Family Project C1-II
	Series A-2
435,000	5.400%, 10/01/29	Aa2/AA/NR	464,750
	Total Housing		3,570,011

	Lease (16.0%)
	Adams 12 Five Star Schools, Colorado
	COP
1,770,000	4.625%, 12/01/24	Aa3/A+/NR	1,952,983
500,000	5.000%, 12/01/25	Aa3/A+/NR	561,345
	Adams County, Colorado Corrections
	Facility COP, Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,814,656
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,363,104
	Aurora, Colorado COP, Refunding
	Series A
1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	1,722,330
	Brighton, Colorado COP Refunding
	Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA/NR	2,171,699
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,224,380
	Colorado Educational & Cultural
	Facilities Authority, Ave Maria School
	Project Refunding
1,000,000	4.850%, 12/01/25 Radian Insured	NR/NR/NR*	1,017,920

14 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Colorado Educational & Cultural
	Facilities Authority, Charter School -
	James, Refunding & Improvement
$3,000,000	5.000%, 08/01/27 AGC Insured	NR/AA/NR	$3,116,040
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,330,600
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,810,382
	Colorado State Higher Education
	Capital Construction Lease
3,000,000	5.250%, 11/01/23 (pre-refunded)	Aa2/AA-/NR	3,444,690
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,112,432
	Denver, Colorado City and County
	COP (Botanical Gardens)
2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	2,306,409
	Douglas County, Colorado School
	District No. RE-1 Douglas & Elbert
	Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,448,828
	El Paso County, Colorado COP (Judicial
	Complex Project) Series A
1,820,000	4.500%, 12/01/26 AMBAC Insured	NR/AA-/NR	1,971,824
	Garfield County, Colorado COP Public
	Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,153,800
	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,153,887
	Pueblo, Colorado COP (Police
	Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,455,420
	Rangeview Library District Project,
	Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured	Aa3/AA/NR	2,479,708
1,000,000	5.000%, 12/15/28 AGC Insured	Aa3/AA/NR	1,117,450
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,638,138
	Total Lease		46,368,025

15 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Sales Tax (7.3%)
	Boulder, Colorado General Fund
	Capital Improvement Projects
$2,235,000	4.000%, 10/01/25	Aa1/AA+/NR	$2,536,345
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA-/NR	1,119,646
	Commerce City, Colorado Sales &
	Use Tax
1,000,000	5.000%, 08/01/21 AMBAC Insured
	(pre-refunded)	NR/AA-/NR	1,062,230
1,000,000	5.000%, 08/01/26 BAM Insured	A1/AA/NR	1,211,070
	Denver, Colorado City & County Excise
	Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	A1/AA/AA-	4,656,480
	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,269,094
	Greeley, Colorado Sales & Use Tax
	Refunding
2,170,000	4.000%, 10/01/22	Aa3/AA/NR	2,470,198
	Gypsum County, Colorado Sales Tax &
	General Fund
1,690,000	5.250%, 06/01/30 AGC Insured	NR/AA/NR	1,702,506
	Park Meadows Business Implementation
	District, Colorado Shared Sales Tax
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,589,910
	Pueblo, Colorado Urban Renewal
	Authority, Refunding & Improvement,
	Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,430,787
	Westminster, Colorado Economic
	Development Authority, Mandalay
	Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A/NR	1,174,911
	Total Sales Tax		21,223,177

	Transportation (1.2%)
	Regional Transportation District,
	Colorado COP, Series A
3,500,000	5.000%, 06/01/25 AMBAC Insured
	(pre-refunded)	Aa3/A/A	3,527,195

16 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water & Sewer (9.1%)
	Aurora, Colorado Water Improvement
	First Lien, Series A
$1,250,000	5.000%, 08/01/25 AMBAC Insured	Aa2/NR/AA+	$1,371,125
	Broomfield, Colorado Sewer and
	Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,218,834
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,832,813
	Broomfield, Colorado Water Activity
	Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	4,054,959
	Colorado Water Resource & Power
	Development Authority
2,675,000	5.000%, 09/01/16 NPFG Insured	A3/AA-/NR	2,683,346
1,855,000	5.000%, 09/01/17 NPFG Insured	A3/AA-/NR	1,858,506
	Denver, Colorado City and County
	Board Water Commissioners Master
	Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,116,820
	Erie, Colorado Water Enterprise
	Revenue, Series A
1,000,000	5.000%, 12/01/25 AGMC Insured	A1/NR/NR	1,105,330
	Greeley, Colorado Water Revenue
1,920,000	4.200%, 08/01/24 NPFG Insured	NR/AA/NR	2,001,082
	North Weld County, Colorado Water
	District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,671,155
	Parker, Colorado Water & Sanitation
	District Water & Sewer Enterprise
	Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA/NR	1,197,790
	Thorton, Colorado Water Enterprise
	Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,229,941
	Woodmoor, Colorado Water &
	Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,918,980
	Total Water & Sewer		26,260,681

17 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Miscellaneous Revenue (1.1%)
	Colorado Educational & Cultural
	Facility Authority, Independent School
	Revenue Refunding, Kent Denver
	School Project
$1,000,000	5.000%, 10/01/30	NR/A/NR	$1,138,030
	Colorado Educational & Cultural
	Facility Authority, Independent
	School Revenue Refunding, Vail
	Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	2,050,667
	Total Miscellaneous Revenue		3,188,697
	Total Revenue Bonds		209,164,535
	Total Investments (cost $266,694,571
	– note 4)	98.8%	285,972,421
	Other assets less liabilities	1.2	3,562,093
	Net Assets	100.0%	$289,534,514

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	0.6%
Pre-Refunded bonds††/Escrowed to Maturity bonds	15.3
Aa of Moody’s or AA of S&P or Fitch	61.4
A of Moody’s or S&P or Fitch	18.3
Baa of Moody’s or BBB of S&P	3.2
Not Rated*	1.2
100.0%

PORTFOLIO ABBREVIATIONS:

ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAM - Build America Mutual Assurance Co.
BEST - Building Excellent Schools Today
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

18 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Govenment Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

19 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments at value (cost $266,694,571)	$285,972,421
Cash	5,080,045
Interest receivable	3,701,500
Receivable for Fund shares sold	400,172
Other assets	37,964
Total assets	295,192,102
LIABILITIES
Payable for investment securities purchased	4,778,690
Payable for Fund shares redeemed	452,739
Dividends payable	149,972
Management fee payable	117,682
Distribution and service fees payable	7,005
Accrued expenses payable	151,500
Total liabilities	5,657,588
NET ASSETS	$289,534,514
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$267,924
Additional paid-in capital	271,821,408
Net unrealized appreciation on investments (note 4)	19,277,850
Accumulated net realized loss on investment	(1,888,975)
Undistributed net investment income	56,307
	$289,534,514
CLASS A
Net Assets	$201,692,545
Capital shares outstanding	18, 669,482
Net asset value and redemption price per share	$10.80
Maximum offering price per share (100/96 of $10.80)	$11.25
CLASS C
Net Assets	$26,332,361
Capital shares outstanding	2,442,214
Net asset value and offering price per share	$10.78
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.78	*
CLASS Y
Net Assets	$61,509,608
Capital shares outstanding	5,680,724
Net asset value, offering and redemption price per share	$10.83

See accompanying notes to financial statements.

20 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2015

Investment Income:

Interest income		$10,748,575

Expenses:

Management fees (note 3)	$1,426,617
Distribution and service fees (note 3)	374,879
Transfer and shareholder servicing agent fees	154,698
Legal fees	136,054
Trustees’ fees and expenses (note 8)	113,734
Shareholders’ reports	45,128
Registration fees and dues	24,220
Custodian fees (note 6)	23,588
Auditing and tax fees	21,500
Insurance	15,421
Chief compliance officer services (note 3)	5,526
Miscellaneous	35,621
Total expenses	2,376,986

Management fees waived (note 3)	(57,060)
Net expenses		2,319,926
Net investment income		8,428, 649

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities
transactions	(121,127)
Change in unrealized appreciation on
investments	9,656,340
Net realized and unrealized gain (loss) on
investments		9,535,213
Net change in net assets resulting from
operations		$17,963,862

See accompanying notes to financial statements.

21 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$8,428, 649	$8,927,518
Net realized gain (loss) from
securities transactions	(121,127)	(1,667,569)
Change in unrealized
appreciation on investments	9,656,340	(9,568,329)
Change in net assets from
operations	17,963,862	(2,308,380)

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(6, 210, 405)	(6,672,870)

Class C Shares:
Net investment income	(567,128)	(681,024)

Class Y Shares:
Net investment income	(1,638,547)	(1,563,325)
Change in net assets from
distributions	(8,416,080)	(8,917,219)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	37, 233,664	31,045,738
Reinvested dividends and
distributions	6,106, 968	5,996,454
Cost of shares redeemed	(45,666,935)	(70,455,959)
Change in net assets from
capital share transactions	(2,326,303)	(33,413,767)
Change in net assets	7,221,479	(44,639,366)

NET ASSETS:
Beginning of period	282,313,035	326,952,401
End of period*	$289,534, 514	$282,313,035
*Includes undistributed net investment income of:	$56,307	$66,607

See accompanying notes to financial statements.

22 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

1. Organization

     Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust (from inception until the close of business on October 11, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

23 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	285,972,421
Level 3 – Significant Unobservable Inputs	—
Total	$285,972,421

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2012–2014) or expected to be taken in the Fund’s 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

24 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2015, the Fund decreased undistributed net investment income by $22,869, decreased realized losses by $12,238 and increased additional paid-in capital by $10,631 due primarily to differing book/tax treatment of distributions and bond amortization. These reclassifications had no effect on net assets or net asset value per share.

i)
The Fund is an investment company and accordingly follows the investment company accounting reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. The Manager has contractually agreed to waive fees through September 30, 2015 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. For the year ended March 31, 2015, the Fund incurred management fees of $1,426,617 of which $57,060 was waived under the contractual fee waiver.

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2015 such that its annual rate of fees is at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

25 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Board of Trustees and shareholders approved an amendment to the Fund’s Distribution Plan applicable to Class A Shares which permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2015, distribution fees on Class A Shares amounted to $102,427 of which the Distributor retained $4,329.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $204,339. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $68,113. The total of these payments with respect to Class C Shares amounted to $272,452 of which the Distributor retained $67,840.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2015, total commissions on sales of Class A Shares amounted to $194,039 of which the Distributor received $45,700.

26 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

4. Purchases and Sales of Securities

     During the year ended March 31, 2015, purchases of securities and proceeds from the sales of securities aggregated $24,629,821 and $23,775,242, respectively.

     At March 31, 2015, the aggregate tax cost for all securities was $266,638,269. At March 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $19,420,102 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $85,950 for a net unrealized appreciation of $19,334,152.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

27 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,195,185	$12,831,147	1,687,894	$17,638,317
Reinvested dividends and
distributions	439,302	4,698,217	439,343	4,576,321
Cost of shares redeemed	(2,957,657)	(31,601,712)	(3,706,185)	(38,463,843)
Net change	(1,323,170)	(14,072,348)	(1,578,948)	(16,249,205)
Class C Shares:
Proceeds from shares sold	383,529	4,094,053	323,041	3,425,784
Reinvested dividends and
distributions	42,877	457,775	51,500	535,583
Cost of shares redeemed	(701,255)	(7,472,754)	(1,122,061)	(11,704,673)
Net change	(274,849)	(2,920,926)	(747,520)	(7,743,306)
Class Y Shares:
Proceeds from shares sold	1,894,868	20,308,464	950,783	9,981,637
Reinvested dividends and
distributions	88,549	950,976	84,565	884,550
Cost of shares redeemed	(614,778)	(6,592,469)	(1,948,383)	(20,287,443)
Net change	1,368,639	14,666,971	(913,035)	(9,421,256)
Total transactions in Fund
shares	(229,380)	$(2,326,303)	(3,239,503)	$(33,413,767)

28 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

8. Trustees’ Fees and Expenses

     At March 31, 2015 there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2015 was $89,366. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2015, such meeting-related expenses amounted to $24,368.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2015, the Fund had capital loss carry forwards of $1,888,975 of which $55,212 expires in 2017 and $1,784,368 and $49,395 have no expiration and retains their character of short-term and long-term, respectively. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

29 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2015	March 31, 2014
Net tax-exempt income	$8,416,080	$8,917,219
Ordinary Income	–	–
	$8,416,080	$8,917,219

As of March 31, 2015 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$149,977
Unrealized appreciation	19,334,152
Accumulated net loss on investments	(1,888,975)
Other temporary differences	(149,972)
$17,445,182

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of market discount amortization.

30 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
				Three
	Year	Year		Months
	Ended	Ended		Ended		Year Ended December 31,
	3/31/15	3/31/14		3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.45	$10.80		$10.89		$10.63	$10.14	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.32	0.32		0.08		0.35	0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.35	(0.35)		(0.09)		0.26	0.49	(0.25)
Total from investment operations	0.67	(0.03)		(0.01)		0.61	0.88	0.15
Less distributions (note 10):
Dividends from net investment income	(0.32)	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.32)	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)
Net asset value, end of period	$10.80	$10.45		$10.80		$10.89	$10.63	$10.14
Total return(not reflecting sales charge)	6.52%	(0.20)%		(0.10	)%(2)	5.85%	8.81%	1.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$202	$209		$233		$240	$221	$213
Ratio of expenses to average net assets	0.73%	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%
Ratio of net investment income to
average net assets	3.04%	3.09	%(4)	2.98	%(3)	3.27%	3.75%	3.81%
Portfolio turnover rate	8%	4%		2	%(2)	15%	13%	14%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.75%	0.76	%(4)(5)	0.72	%(3)	0.73%	–	–
Ratio of net investment income to
average net assets	3.02%	3.07	%(4)(5)	2.96	%(3)	3.26%	–	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
				Three
	Year	Year		Months
	Ended	Ended		Ended		Year Ended December 31,
	3/31/15	3/31/14		3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.43	$10.78		$10.87		$10.61	$10.12	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.22	0.22		0.05		0.25	0.29	0.30
Net gain (loss) on securities (both
realized and unrealized)	0.35	(0.35)		(0.09)		0.26	0.49	(0.25)
Total from investment operations	0.57	(0.13)		(0.04)		0.51	0.78	0.05
Less distributions (note 10):
Dividends from net investment income	(0.22)	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.22)	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)
Net asset value, end of period	$10.78	$10.43		$10.78		$10.87	$10.61	$10.12
Total return(not reflecting CDSC)	5.52%	(1.15)%		(0.33	)%(2)	4.86%	7.80%	0.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$26	$28		$37		$38	$29	$26
Ratio of expenses to average net assets	1.68%	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%
Ratio of net investment income to
average net assets	2.09%	2.14	%(4)	2.03	%(3)	2.31%	2.79%	2.83%
Portfolio turnover rate	8%	4%		2	%(2)	15%	13%	14%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.70%	1.70	%(4)(5)	1.67	%(3)	1.68%	–	–
Ratio of net investment income to
average net assets	2.07%	2.12	%(4)(5)	2.01	%(3)	2.30%	–	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.68%	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
				Three
	Year	Year		Months
	Ended	Ended		Ended		Year Ended December 31,
	3/31/15	3/31/14		3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.47	$10.83		$10.92		$10.66	$10.16	$10.41
Income (loss) from investment operations:
Net investment income(1)	0.33	0.33		0.08		0.36	0.39	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.36	(0.36)		(0.09)		0.26	0.50	(0.25)
Total from investment operations	0.69	(0.03)		(0.01)		0.62	0.89	0.15
Less distributions (note 10):
Dividends from net investment income	(0.33)	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)
Distributions from capital gains	–	–		–		–	–	–
Total distributions	(0.33)	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)
Net asset value, end of period	$10.83	$10.47		$10.83		$10.92	$10.66	$10.16
Total return	6.66%	(0.24)%		(0.08	)%(2)	5.89%	8.96%	1.44%
Ratios/supplemental data
Net assets, end of period (in millions)	$62	$45		$57		$50	$37	$34
Ratio of expenses to average net assets	0.68%	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%
Ratio of net investment income to
average net assets	3.08%	3.14	%(4)	3.03	%(3)	3.31%	3.80%	3.85%
Portfolio turnover rate	8%	4%		2	%(2)	15%	13%	14%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.70%	0.70	%(4)(5)	0.67	%(3)	0.68%	–	–
Ratio of net investment income to
average net assets	3.06%	3.12	%(4)(5)	3.01	%(3)	3.30%	–	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.68%	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958)(5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940)(7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

34 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust 2013 - March 31, 2015	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

36 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	Of Counsel of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 2014, President, 1967-2014; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

37 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

_______________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund, a series of the Trust, is a department of Citizens Bank, N.A.

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

38 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009, and and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

39 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

40 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, UT (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant New York, NY Treasurer Vice President of the Manager or its predecessor and current parent since 1998; Fund (1966) of Aquila Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.94%	$1,000.00	$1,029.40	$3.59
Class C	2.46%	$1,000.00	$1,024.60	$8.38
Class Y	2.96%	$1,000.00	$1,029.60	$3.34

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.71%, 1.66% and 0.66% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.39	$3.58
Class C	5.00%	$1,000.00	$1,016.65	$8.35
Class Y	5.00%	$1,000.00	$1,021.64	$3.33

(1)
Expenses are equal to the annualized expense ratio of 0.71%, 1.66% and 0.66% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2014, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2015, $8,416,080 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 100% of total dividends paid, were exempt-interest dividends.

     Prior to February 15, 2016, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2015 calendar year.

45 | Aquila Tax-Free Fund of Colorado

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Fund of Colorado

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

46 | Aquila Tax-Free Fund of Colorado

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
 120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
1600 Broadway, Suite 1100
Denver, Colorado 80202

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
 Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Craig T. DiRuzzo, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
 120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
 Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2015

Aquila Tax-Free Fund For Utah “Aquila’s Guiding Principles” Serving Utah investors since 1992

May, 2015

Dear Fellow Shareholder:

     As you may know, Aquila Management Corporation celebrated its 30th anniversary this past year.

     Back in 1984 when we were investigating whether or not it made sense to launch the first in a series of single-state tax-free municipal bond funds, we didn’t have much of a road map to follow. We knew that if we went ahead, we would be creating the first fund of its kind in Hawaii (where we launched the initial Aquila single-state municipal bond fund) and one of only a few dozen such funds in the entire country. And, we knew that in order to be successful in launching such a fund, it would have to be top notch – a product in which both we and the people of the state could be proud.

     So, we spent a lot of time listening to potential investors and their financial advisers –learning what fund features and concerns were utmost in their minds. That first fund and each of the tax-free bond funds that we launched subsequently, such as Aquila Tax-Free Fund For Utah, was truly designed with you, our shareholders, in mind.

     As the funds have matured, so has our game plan – over time, we have made a concerted effort to sharpen, clearly define and communicate just who Aquila is and what we stand for. Our long-standing philosophy has been formalized into a set of four guiding principles. These are:

     Manage Conservatively – most people are more sensitive to potential investment losses than they are eager for outsized gains. We seek to manage our bond funds accordingly.

     Since we strive to preserve the value of shareholder assets, investment quality is critical to our investment strategy. We focus on the source and reliability of revenue and income streams, issuer management teams and the financial decisions they make, as well as the discipline those issuers apply to executing their strategic and budgeting plans. Through our security selection processes, we seek to pursue the funds’ objectives while attempting to limit risk.

     Our investment strategy with our municipal bond funds also focuses upon intermediate maturities in order to limit volatility with any change in interest rates.

NOT A PART OF THE ANNUAL REPORT

     Focus On What We Know Best – our core investment skill is finding securities that we believe have a sound basis for investment. With our municipal bond funds, we do this through research conducted by locally-based municipal bond teams.

     We have never tried to be all things to all people. We know that our municipal bond fund shareholder base is comprised of individuals seeking capital preservation, tax-free income and stability.

     Put Customers First – the money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship. Since day one, we have said that it is your money, invested in projects in your communities and state.

     Know What’s Important – we measure success by how well we meet expectations. By working to satisfy our shareholders, the success of our business will follow.

     We are very proud of the fact that, in continuing to focus upon these four guiding principles, Aquila Tax-Free Fund For Utah, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have, in our view, served thousands of residents and local projects well over the years.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund For Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

     The fiscal year which ended March 31, 2015, was a welcome relief relative to the previous year. Our forecast of modest economic growth and unchanged monetary policy proved to be correct. Likewise, municipal credit quality generally continued to improve through better revenue flows and debt cost reduction. Contrary to expectations, interest rates declined from their twelve month high on April 1, 2014, when the bell-weather ten-year Treasury was at 2.75%, ending the fiscal year at 1.92%. Also, we anticipated that municipals would be somewhat scarce as the year progressed, with annual issuance declining to the lowest level in fourteen years. Instead, issuance was subdued for most of the year but surged in the final months of 2014.

Fund Performance

	March 31,2015
	Total Return	Total Return
	3 months	1 year
Class A Shares
(without sales charges)	1.22%	7.34%
Class Y Shares	1.27%	7.54%
Barclays Capital Quality Intermediate
Municipal Bond Index	0.91%	4.25%

	Modified Duration	Option Adjusted Duration
Aquila Tax-Free Fund For Utah	4.40 yrs.	4.77 yrs.
Barclays Capital Quality Intermediate
Municipal Bond Index	4.22 yrs.	4.32 yrs.

     Aquila Tax-Free Fund For Utah was able to outperform the Barclays Capital Quality Intermediate Index (the ”Index”) in the past year because of a longer Modified Duration, and Weighted Average Maturity. Over the year, a decline in interest rates was more beneficial to investments with longer durations. The Fund also increased the credit quality of its investments, which also helped to increase the Fund’s performance compared to the Index.

The Municipal Market

     A major story within the municipal market for the time period was issuance. On a calendar year basis, issuance was expected to decline in 2014. National issuance had consistently exceeded $350 billion in most years since 2002. Entering 2014, forecasts had issuance in the $300 billion range. For much of 2014, the forecasts were on target. However, lower interest rates brought a surge of debt refinancing (called refundings) by municipalities in the final months of 2014. As such, national issuance hit $338.4 billion in 2014, slightly higher than the $338.1 billion of 2013. Utah bond issuance in 2014 saw an increase of 13.4% to $2.4 billion over 2013’s $2.1 billion issuance. Utah County Hospital District (IHC) was the largest issuer in 2014 at $158 million and the State of Utah was the largest issuer in 2013 at $226 million. The issuance “surge” has continued in the first quarter of 2015 with national issuance up 59% over the first quarter of 2014. Likewise, for the first Quarter of 2015 additional issuance in Utah is up 147% over 2014, mainly due to the Utah Transit Authority’s $880 million refinancing at the end of January. We expect the issuance pattern in 2015 to be the mirror image of 2014 with issuance heavier in the early portion and declining as the year progresses.

1 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

     An interesting tidbit from the municipal market is that even as issuance has continued, the amount of total debt outstanding by municipal entities has declined. The total market value of outstanding municipal bonds is now pegged at $3.5 trillion, down slightly from $3.7 trillion two years ago. The reason is that states and cities have paid off more debt than was issued as they have firmed up their balance sheets.

     As a measure of value, municipal yields continue to be attractive on a relative basis. The Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) remained near or higher than 100% for most of the fiscal year. As of March 31, 2015, the ratios stood at 90%, 102%, 109%, 112% and 110% for the 5, 10, 15, 20 and 30 year comparisons, respectively. Thus, tax-exempt yields continue to exceed the yields of most taxable U.S. Treasury yields.

U.S. Economy

     As we near the seventh year of unprecedented near-zero monetary policy, is this the year when the Federal Reserve begins to “normalize” by increasing the Federal Funds (“Fed Funds”) rate? Economic growth as measured by Gross Domestic Product (“GDP”) remains modest at 2% and shows signs of slowing. Inflation is projected at 2% to 2.5% but wage growth is not substantial. The strongest economic component has been the growth in jobs, but the recent March, 2015 employment report disappointed. Beneath the overall economic numbers is the dramatic collapse in the price of oil and the strength of the dollar versus other currencies and the pending impact on future activity.

     We believe the Federal Reserve will increase the Fed Funds rate once if not twice before 2015 ends. However, we do not believe the increase will have much impact on yield levels of longer maturities. The ten-year Treasury yield has been in a range of 1.80% to 2.10% for the past six months. In the event that U.S. economic fundamentals improve noticeably, or the price of oil bottoms and moves substantially higher, interest rates would increase. However, helping curtail increases in U.S. interest rates are the even lower rates found in Japan, Canada and most of the European countries. Also, a stronger dollar hurts U.S. exports and typically lowers inflation data. Thus, we continue to believe U.S. economic growth will be modest and inflation subdued.

Utah State Economy

     Utah’s annual job growth rate during 2014 was at 3.4%, and an unemployment rate of 3.6% has kept the economy moving forward. With a credit rating of AAA by all rating services, the State of Utah has been able to refinance its debt to lower the debt burden. The largest agency in Utah, the Utah Transit Authority, was able to save over $77 million by refinancing approximately $860 million in debt. These savings should enable Utah to continue to run budget surpluses.

2 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     The Federal Reserve has been warning the markets, depending on data, that they are ready to raise interest rates. Careful not to cause major market disruptions, the Federal Reserve is trying to make sure all market participants are prepared for the gradual rise in interest rates. The Fund, in anticipation of a rise in interest rates and the unwinding of the Federal Reserve’s balance sheet, has shortened the Weighted Average Maturity of the portfolio to 12.32 years from 14.03 years. The Fund has decreased what we believe to be its most volatile investments [e.g. non-rated bonds and/or private placements] to 7.1% from 13.5% over the past fiscal year. We believe that the increase in credit quality and shorter Weighted Average Life will position the Fund to perform well in an environment of slow and calculated rate increases.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers. To the extent that the Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

3 | Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah for the 10-year period ended March 31, 2015 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund for Utah may invest.

	Average Annual Total Return
	for periods ended March 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 7/24/92
With Maximum Sales Charge	3.05%	4.52%	4.15%	5.03%
Without Sales Charge	7.34	5.39	4.57	5.22
Class C since 5/21/96
With CDSC*	5.46	4.57	3.74	4.11
Without CDSC	6.49	4.57	3.74	4.11
Class Y since 5/21/96
No Sales Charge	7.54	5.59	4.78	5.23
Barclays Capital Index	4.25	4.05	4.42	4.89	(Class A)
				4.87	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund For Utah as of March 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended, the nine month period ended March 31, 2013 and each of the three years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund For Utah as of March 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

5 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (17.0%)	(unaudited)	Value
	City, County and State (1.5%)
	Coral Canyon, Utah Special Service
	District
$20,000	4.850%, 07/15/17 (pre-refunded)	NR/NR/NR*	$21,207
40,000	4.850%, 07/15/17
	(unrefunded balance)	NR/NR/NR*	40,486
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/29	Aa2/AA+/NR	1,137,890
	McKinney, Texas
1,700,000	4.500%, 08/15/23 Syncora
	Guarantee, Inc. Insured
	(pre-refunded)	Aa1/AAA/NR	1,727,285
1,375,000	5.000%, 08/15/24 AMBAC Insured	Aa1/AAA/NR	1,431,086
	Washington State Various Purpose
1,405,000	5.000%, 07/01/30 Series A
	(pre-refunded)	Aa1/AA+/NR	1,541,945
	Total City, County and State		5,899,899

	Education - Public Schools (0.8%)
	Florida State Board of Education Public
	Education Capital Outlay
2,000,000	4.750%, 06/01/30 2005 Series F	Aa1/AAA/AAA	2,103,360
	Houston, Texas Community College
	System (Harris and Fort Bend
	Counties)
500,000	5.000%, 02/15/27	Aa1/AA+/NR	501,610
	Wylie, Texas Independent School
	District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	532,270
	Total Education - Public Schools		3,137,240

	Hospital (0.6%)
	Skagit County, Washington Public
	Hospital District No. 002, Refunding,
	Island Hospital
1,120,000	0.250%, 12/01/15	A1/NR/NR	1,119,339
	Whidbey Island, Washington Public
	Hospital District
1,000,000	5.500%, 12/01/33	A2/NR/NR	1,125,350
	Total Hospital		2,244,689

6 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Local Public Property (7.1%)
	Clark County, Nevada, Refunding
$2,280,000	5.000%, 12/01/29 Series A	Aa1/AA/NR	$2,611,877
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA/NR	1,161,900
2,000,000	5.000%, 11/01/28 AGMC Insured	Aa1/AA/AA	2,136,980
2,000,000	4.750%, 06/01/30 AGMC Insured	Aa1/AA/NR	2,087,520
1,000,000	4.750%, 11/01/27 NPFG/ FGIC Insured
	(pre-refunded)	Aa1/AA/NR	1,048,140
	Henderson, Nevada Refunding Various
	Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA/NR	1,136,680
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA/NR	876,442
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA/NR	862,770
	Hurst, Texas Refunding & Improvement
570,000	0.050%, 08/15/15	Aa2/AA/NR	569,675
	Miami-Dade County, Florida Building
	Better Communities Program
1,605,000	5.625%, 07/01/38	Aa2/AA/NR	1,821,514
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,157,630
	Orem, Utah Refunding
690,000	0.250%, 12/01/16	NR/AA/AA+	687,840
900,000	0.250%, 12/01/17	NR/AA/AA+	887,499
	Reno, Nevada, Capital Improvement
	Refunding
1,000,000	5.000%, 06/01/28	A1/A-/NR	1,126,700
	San Angelo, Texas Certificates of
	Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	3,191,501
	San Patricio County, Texas Certificates
	of Obligation
2,260,000	4.750%, 04/01/31 AMBAC Insured	Aa3/NR/NR	2,345,948
	State of Washington
1,500,000	zero coupon, 01/01/18 Series S-2
	AGMC Insured	Aa1/AA+/AA+	1,458,825
	Washoe County, Nevada Refunding
	Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,353,920
	Total Local Public Property		27,523,361

7 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	School District (3.5%)
	Brownsboro, Texas Independent
	School District
$490,000	zero coupon, 08/15/16 PSF
	Guaranteed	NR/AAA/NR	$482,905
	Clark County, Nevada School District
500,000	5.000%, 06/15/28 Series A	A1/AA-/A	554,165
	Comal, Texas Independent School
	District
1,125,000	5.000%, 02/01/36 PSF Guaranteed
	(pre-refunded)	Aaa/NR/NR	1,169,730
	Granite School District, Utah, Salt Lake
	County School Building School Board
	Guaranty Program
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,176,010
	Magnolia, Texas Independent School
	District Schoolhouse
1,495,000	5.000%, 08/15/25 NPFG/ FGIC Insured
	(pre-refunded)	Aa3/NR/NR	1,521,447
	Midlothian, Texas Independent School
	District
1,145,000	zero coupon, 02/15/18 PSF Guaranteed	Aaa/AAA/NR	1,105,761
	Schertz-Cibolo Universal City, Texas
	Independent School District
2,325,000	5.000%, 02/01/36 PSF Guaranteed	Aaa/NR/AAA	2,401,237
	Spring, Texas Independent School
	District
1,000,000	5.000%, 08/15/25 BAMI Insured	Aa3/AA/NR	1,217,850
	Uintah County, Utah School District
	School Board Guaranty Program
455,000	4.250%, 02/01/24 (pre-refunded)	Aaa/NR/NR	479,110
	Wasatch County, Utah School District
	School Board Guaranty Program
880,000	5.000%, 06/01/25 (pre-refunded)	Aaa/NR/NR	928,435
	Washoe County, Nevada School District
	Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,318,060
	Total School District		13,354,710

8 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Transportation (1.7%)
	Texas State Transportation Commission
	Mobility Fund
$1,140,000	5.000%, 04/01/27 Series A
	(pre-refunded)	Aaa/AAA/NR	$1,238,348
5,000,000	5.000%, 04/01/35 (pre-refunded)	Aaa/AAA/NR	5,233,700
	Total Transportation		6,472,048

	Utilities (1.8%)
	Central Utah Water Conservancy
	District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AAA	895,754
	Harris County, Texas Flood Control
	District Improvement
1,000,000	4.750%, 10/01/29	Aaa/AAA/AAA	1,061,150
	Las Vegas Valley, Nevada Water
	District Refunding
1,000,000	5.000%, 06/01/30 Series C	Aa2/AA+/NR	1,169,050
	Las Vegas Valley, Nevada Water District
	Refunding & Water Improvement
2,600,000	5.000%, 02/01/38 Series A	Aa2/AA+/NR	2,835,170
	Virgin Valley, Nevada Water District
955,000	5.000%, 03/01/34 AGC Insured	A1/NR/NR	1,041,284
	Total Utilities		7,002,408
	Total General Obligation Bonds		65,634,355

	Revenue Bonds (81.8%)

	Airport (2.3%)
	Alaska State International Airport
	Revenue
35,000	5.000%, 10/01/24 AMBAC
	Insured AMT	A1/NR/A+	35,111
	Broward County, Florida Airport System
	Revenue Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A	1,152,280
	Clark County, Nevada Passenger
	Facilities Charge Revenue Las
	Vegas-McCarran International Airport
1,500,000	5.000%, 07/01/30	A1/A+/NR	1,690,350
	Jacksonville, Florida Aviation Authority
1,895,000	5.000%, 10/01/26 AMBAC Insured AMT	A2/A/A	2,010,368

9 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Airport (continued)
	Miami-Dade County, Florida Aviation
	Revenue Miami International Airport
$1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	$1,944,692
	Miami-Dade County, Florida Aviation
	Revenue Refunding
1,000,000	5.000%, 10/01/30 Series B	A2/A/A	1,159,700
	Reno-Tahoe, Nevada Airport Authority
	Revenue Refunding
1,000,000	5.000%, 07/01/26 AGMC Insured	A2/NR/A	1,010,370
	Total Airport		9,002,871

	Education (10.4%)
	Florida Higher Education Facilities
	Authority Revenue, Refunding, Rollins
	College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,118,520
	Forney, Texas Independent School
	District Capital Appreciation Refunding
1,000,000	zero coupon, 08/15/39 AGMC Insured	NR/AA/NR	316,990
	Hillsborough County, Florida School
	Board COP
1,500,000	5.000%, 07/01/31 NPFG Insured	Aa2/AA-/AA	1,573,995
	Irving, Texas Independent School District
	Capital Appreciation Refunding
155,000	zero coupon, 02/15/20 PSF
	Guaranteed (pre-refunded)	Aaa/NR/AA	126,402
845,000	zero coupon, 02/15/20 PSF
	Guaranteed (unrefunded balance)	Aaa/AAA/NR	688,083
	Ogden City, Utah Municipal Building
	Authority School District Lease
	Revenue
1,315,000	5.000%, 01/15/31**	Aa3/NR/NR	1,502,650
	Salt Lake County, Utah Westminster
	College Project
280,000	1.000%, 10/01/17**	NR/BBB/NR	276,850
685,000	5.000%, 10/01/19**	NR/BBB/NR	767,632
720,000	5.000%, 10/01/20**	NR/BBB/NR	816,574
825,000	4.750%, 10/01/20	NR/BBB/NR	875,647
870,000	4.750%, 10/01/21	NR/BBB/NR	921,991

10 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education (continued)
	Salt Lake County, Utah Westminster
	College Project (continued)
$2,300,000	5.000%, 10/01/22 (pre-refunded)	NR/BBB/NR	$2,354,303
790,000	5.000%, 10/01/22**	NR/BBB/NR	903,191
1,250,000	5.000%, 10/01/25 (pre-refunded)	NR/BBB/NR	1,279,513
600,000	5.000%, 10/01/27	NR/BBB/NR	630,564
2,025,000	5.125%, 10/01/28 (pre-refunded)	NR/BBB/NR	2,074,066
955,000	5.000%, 10/01/28**	NR/BBB/NR	1,057,491
1,005,000	5.000%, 10/01/29**	NR/BBB/NR	1,104,947
315,000	5.125%, 10/01/30 (pre-refunded)	NR/BBB/NR	322,632
1,055,000	5.000%, 10/01/30**	NR/BBB/NR	1,154,434
	Texas State University System
	Financing Revenue
2,000,000	5.250%, 03/15/25 (pre-refunded)	Aa2/NR/AA	2,254,580
	Tooele County, Utah Municipal
	Building Authority School District
	Lease Revenue
1,000,000	5.000%, 06/01/28 (pre-refunded)	A1/A+/NR	1,126,820
	Utah State Board of Regents
2,980,000	4.500%, 04/01/29	Aa2/AA/NR	3,269,984
	Utah State Board of Regents Lease
	Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	426,880
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	442,451
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	468,981
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	125,080
	Utah State Board of Regents Office
	Facility Revenue
1,045,000	5.000%, 04/01/23 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	1,045,000
	Utah State Board of Regents, Utah,
	Valley University Student Center
	Building Fee And Unified System
	Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,577,723
	Utah State University Student Building
	Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,484,856
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,560,418

11 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education (continued)
	Warsaw, Indiana Multi-School Building
	Corp., First Mortgage
$1,800,000	5.450%, 01/15/28 Series B	NR/AA+/NR	$2,001,420
	Washington State Higher Education
	Facilities Authority Revenue,
	Refunding, Gonzaga University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	1,075,286
	Weber State University, Utah Student
	Facilities System
1,275,000	5.125%, 04/01/32 NPFG Insured
	(pre-refunded)	A3/AA/NR	1,306,212
	Total Education		40,032,166

	Education - Charter Schools (9.3%)
	Utah County, Utah Charter School
	Revenue Lakeview Academy
125,000	5.350%, 07/15/17 Series A	NR/BBB-/NR	128,768
610,000	4.500%, 07/15/22	NR/BBB-/NR	620,425
	Utah County, Utah Charter School
	Revenue Renaissance Academy
150,000	5.350%, 07/15/17 Series A 144A	NR/NR/NR*	153,419
	Utah County, Utah Charter School
	Revenue, Ronald Wilson Reagan
	Academy
1,000,000	6.000%, 02/15/38 Series A	NR/BB+/NR	1,030,100
	Utah State Charter School Finance
	Authority Fast Forward Academy
2,691,800	6.500%, 11/15/37 144A	NR/NR/NR*	2,691,638
	Utah State Charter School Finance
	Authority George Washington
	Academy
1,000,000	6.750%, 07/15/28	NR/BB+/NR	1,049,250
	Utah State Charter School Finance
	Authority Good Foundations Academy
1,000,000	4.750%, 11/15/24 Series A	NR/NR/NR*	1,005,550
1,655,000	5.550%, 11/15/34 Series A	NR/NR/NR*	1,664,053
3,280,000	5.850%, 11/15/44 Series A	NR/NR/NR*	3,297,843
	Utah State Charter School Finance
	Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,513,890

12 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education - Charter Schools (continued)
	Utah State Charter School Finance
	Authority Legacy Preparatory Academy
$405,000	4.000%, 04/15/22	NR/AA/NR	$454,224
440,000	4.000%, 04/15/24	NR/AA/NR	498,775
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,949,095
1,635,000	5.000%, 04/15/34	NR/AA/NR	1,878,043
	Utah State Charter School Finance
	Authority Monticello Academy
	(School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,123,540
	Utah State Charter School Finance
	Authority Ogden Preparatory Academy
	School Board Guaranty Program
475,000	4.000%, 10/15/22	NR/AA/NR	531,254
505,000	4.000%, 10/15/23	NR/AA/NR	560,378
525,000	4.000%, 10/15/24	NR/AA/NR	578,009
	Utah State Charter School Finance
	Authority Providence Hall Elementary
	School (School Board Guaranty
	Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,171,560
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,126,320
	Utah State Charter School Finance
	Authority, Refunding & Improvement,
	Davinci Academy
1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	1,121,820
	Utah State Charter School Finance
	Authority Ronald Wilson Reagan
	Academy
1,000,000	5.750%, 02/15/22 Series A	NR/BB+/NR	1,046,350
	Utah State Charter School Finance
	Authority Venture Academy
600,000	0.500%, 10/15/19	NR/AA/NR	580,488
675,000	4.000%, 10/15/24	NR/AA/NR	780,860
855,000	5.000%, 10/15/29	NR/AA/NR	996,631
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,259,721
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,257,772
2,115,000	5.000%, 10/15/44	NR/AA/NR	2,423,790

13 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education - Charter Schools (continued)
	Utah State Charter School Finance
	Authority Wasatch Peak Academy
	Project, School Board Guaranty
	Program
$740,000	5.000%, 10/15/29	NR/AA/NR	$842,682
700,000	5.000%, 10/15/36	NR/AA/NR	778,666
	Total Education - Charter Schools		36,114,914

	Hospital (4.7%)
	Brevard County, Florida Health Facilities
	Authority Health First Inc. Project
1,815,000	5.000%, 04/01/18	A3/A-/NR	1,891,829
750,000	5.000%, 04/01/30	A3/A-/NR	850,402
	Campbell County, Wyoming Hospital
	District, Hospital Revenue, Memorial
	Hospital Project
1,040,000	5.000%, 12/01/20	NR/A-/NR	1,195,667
1,000,000	5.500%, 12/01/34	NR/A-/NR	1,150,190
	Harris County, Texas Health Facilities
	Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured
	(unrefunded balance)	NR/AA/NR	595,161
260,000	4.750%, 07/01/30 AGMC Insured
	(pre-refunded)	NR/NR/NR*	304,751
	Henderson, Nevada Health Care
	Facilities, Catholic Healthcare West
1,350,000	5.250%, 07/01/31 Series B	A3/A/A	1,459,417
	Indiana Finance Authority Hospital
	Revenue, Parkview Health System,
300,000	5.875%, 05/01/29	A1/A+/NR	300,951
	King County, Washington Public
	Hospital District No. 002, Refunding,
	Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A+/NR	1,171,700
	Reno, Nevada Hospital Revenue,
	Washoe Medical Center
725,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	804,467
680,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	754,535
	Richmond, Indiana Hospital Revenue
205,000	5.000%, 01/01/19 ETM	NR/A/A	224,516

14 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (continued)
	Riverton, Utah Hospital Revenue,
	Intermountain Health Care Health
	Services, Inc.
$940,000	5.000%, 08/15/36	Aa1/AA+/NR	$1,053,571
	Tarrant County, Texas Cultural Education
	Facilities Finance Corp. Hospital
	Refunding, Scott & White Healthcare
	Project
1,000,000	5.250%, 08/15/25	Aa3/A+/NR	1,176,830
	Utah County, Utah Hospital Revenue,
	IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,417,441
880,000	5.000%, 05/15/28	Aa1/AA+/NR	1,016,998
500,000	5.000%, 05/15/29	Aa1/AA+/NR	574,455
	Utah State Board of Regents, University
	of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31	NR/AA/NR	1,420,657
	Washington State Health Care Facilities
	Authority Revenue, Refunding, Fred
	Hutchinson Cancer
595,000	5.000%, 01/01/18	A3/A/NR	648,419
	Total Hospital		18,011,957

	Housing (0.8%)
	Utah Housing Corporation Single
	Family Mortgage
645,000	6.100%, 01/01/29 AMT	Aa3/AA-/AA-	666,195
360,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	378,328
1,200,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	1,261,956
210,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	220,435
490,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	515,024
	Total Housing		3,041,938

	Local Public Property (17.7%)
	CIVIC Ventures, Alaska Revenue
	Anchorage Convention Center
1,285,000	4.625%, 09/01/30 NPFG Insured	A1/AA-/A+	1,303,722
	Clark County, Nevada Improvement
	District Special Local Improvement
	#128 (Summerlin)
500,000	5.000%, 02/01/21 Series A	NR/NR/NR*	474,025

15 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Local Public Property (continued)
	Cottonwood Heights, Utah Sales Tax
	Revenue
$2,000,000	5.000%, 07/01/32 Series 2014	NR/AA-/NR	$2,310,280
	Draper, Utah Sales Tax Revenue
1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	1,139,650
	Eagle Mountain, Utah Special
	Assessment Area
670,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	748,363
	Harris County, Texas Sports Refunding
	Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	576,215
	Herriman, Utah Special Assessment
	Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,206,839
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,336,898
1,975,000	5.000%, 11/01/29	NR/AA-/NR	2,066,679
	Houston, Texas Hotel Occupancy Tax
	and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A-/NR	1,152,270
	Jacksonville, Florida Special Revenue
	and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA-/AA-	1,190,108
	Miami-Dade County, Florida Special
	Obligation Capital Appreciation
	Subordinated
3,000,000	zero coupon, 10/01/38 NPFG Insured
	Series A	A2/AA-/A+	890,430
	New Albany, Indiana Development
	Authority
500,000	4.250%, 02/01/22	NR/A+/NR	527,480
	Orem, Utah Special Assessment
940,000	7.750%, 11/01/25	NR/NR/NR*	956,140
	Reedy Creek, Florida Improvement
	District
1,000,000	5.250%, 06/01/29 Series A	Aa3/A+/AA-	1,177,440
	Riverton City, Utah Franchise & Sales
	Tax Revenue
1,585,000	5.000%, 06/01/31 AMBAC Insured	NR/AA-/AA	1,713,084
1,000,000	5.250%, 12/01/36	NR/AA-/AA	1,142,320

16 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Local Public Property (continued)
	Salt Lake City, Utah Local Building
	Authority Lease Revenue
$955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	$1,071,481
	Salt Lake Valley, Utah Fire Service
	District Lease Revenue
500,000	5.000%, 04/01/22	Aa2/NR/AA-	555,565
2,645,000	5.200%, 04/01/28	Aa2/NR/AA-	2,932,988
1,000,000	5.250%, 04/01/30	Aa2/NR/AA-	1,110,340
	Spanish Fork City, Utah Sales Tax
	Revenue Refunding
1,115,000	0.750%, 04/15/18 Series 2014	NR/AA-/NR	1,102,724
	St. Augustine, Florida Capital
	Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/A+/A+	560,160
	St. Lucie County, Florida School Board
	COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	Aa3/A/A+	573,720
	Twin Creeks, Utah Special Service
	District Special Assessment Red
	Ledges Assessment Area Series B
10,713,528	10.000%, 07/15/30 144A	NR/NR/NR*	10,757,346
	Uintah County, Utah Municipal Building
	Authority Lease Revenue
500,000	5.000%, 06/01/24	NR/A+/NR	553,660
2,000,000	5.300%, 06/01/28	NR/A+/NR	2,224,560
1,005,000	5.500%, 06/01/37	NR/A+/NR	1,121,369
1,120,000	5.500%, 06/01/40	NR/A+/NR	1,247,490
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/31 Series A	Aa2/AAA/AA	1,206,810
	Utah Transit Authority Sales Tax
	Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/A+	5,791,900
5,000,000	5.000%, 06/15/37 Series A	A1/A+/A+	5,763,650
	Washington County/St. George
	Interlocal Agency, Utah Lease
	Revenue Refunding
650,000	0.500%, 12/01/15 Series A	A1/A+/NR	650,891
1,365,000	0.500%, 12/01/16 Series A	A1/A+/NR	1,355,568

17 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Local Public Property (continued)
	Weber County, Utah Special
	Assessment Summit Mountain Area
$1,500,000	5.500%, 01/15/28	NR/AA-/NR	$1,771,065
4,130,000	5.750%, 01/15/33	NR/AA-/NR	4,922,423
	West Valley City, Utah Municipal
	Building Authority Lease Revenue
	Refunding
1,645,000	4.500%, 08/01/22 Series A
	NPFG/ FGIC Insured	A3/AA-/A+	1,722,068
	West Valley City, Utah Sales Tax
	Revenue Capital Appreciation Bonds,
	Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,500,380
	Total Local Public Property		68,408,101

	State Agency (1.8%)
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,000,000	5.500%, 10/15/30 Series A AGMC
	Insured	A2/AA/NR	1,199,790
1,475,000	5.250%, 10/15/33 Series A AGMC
	Insured	A2/AA/NR	1,713,257
	Utah State Building Ownership Authority
	Lease Revenue Refunding State
	Facilities Master Lease Program
465,000	5.000%, 05/15/21 (pre-refunded)	Aa1/AA+/NR	489,668
510,000	5.000%, 05/15/23 (pre-refunded)	Aa1/AA+/NR	537,056
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,224,580
1,575,000	5.000%, 05/15/26	Aa1/AA+/NR	1,796,272
	Total State Agency		6,960,623

	Tax Revenue (3.0%)
	Bountiful City, Utah Sales Tax
	Refunding Bond
635,000	4.000%, 06/01/17	NR/AA/NR	664,058
	Brigham, Utah Special Assessment
	Voluntary Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,320,542
577,000	5.500%, 08/01/29	A1/NR/NR	673,088

18 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Tax Revenue (continued)
	Clark County, Nevada Improvement
	District
$250,000	5.000%, 08/01/16	NR/NR/NR*	$250,365
	Henderson, Nevada Local
	Improvement District
280,000	5.000%, 09/01/15	NR/NR/NR*	282,408
210,000	5.000%, 03/01/16	NR/NR/NR*	210,330
	Holladay, Utah Redevelopment Agency
1,742,500	4.900%, 12/30/20	NR/NR/NR*	1,742,639
	Jordanelle, Utah Special Service District
196,000	5.100%, 11/15/15	NR/NR/NR*	196,172
206,000	5.200%, 11/15/16	NR/NR/NR*	206,130
216,000	5.300%, 11/15/17	NR/NR/NR*	216,134
228,000	5.400%, 11/15/18	NR/NR/NR*	228,114
240,000	5.500%, 11/15/19	NR/NR/NR*	240,082
253,000	5.600%, 11/15/20	NR/NR/NR*	253,020
268,000	5.700%, 11/15/21	NR/NR/NR*	267,992
283,000	5.800%, 11/15/22	NR/NR/NR*	282,975
299,000	6.000%, 11/15/23	NR/NR/NR*	298,988
	Mesquite, Nevada New Special
	Improvement District
110,000	5.250%, 08/01/17	NR/NR/NR*	108,480
230,000	5.350%, 08/01/19	NR/NR/NR*	220,305
100,000	5.400%, 08/01/20	NR/NR/NR*	94,544
365,000	5.500%, 08/01/25	NR/NR/NR*	329,909
	Payson City, Utah Sales Tax Revenue
445,000	5.000%, 08/01/21 AGMC Insured
	(pre-refunded)	A2/AA/NR	472,692
	Riverton City, Utah Franchise & Sales
	Tax Revenue
750,000	5.000%, 06/01/24 AMBAC Insured	NR/AA-/AA	816,667
	Springville, Utah Special Assessment
	Revenue
112,000	5.500%, 01/15/17	NR/NR/NR*	112,043
118,000	5.650%, 01/15/18	NR/NR/NR*	118,025
125,000	5.800%, 01/15/19	NR/NR/NR*	125,013
108,000	5.900%, 01/15/20	NR/NR/NR*	107,994

19 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Tax Revenue (continued)
	West Valley City, Utah Redevelopment
	Agency
$320,000	5.000%, 03/01/22	NR/A-/NR	$320,899
350,000	5.000%, 03/01/23	NR/A-/NR	350,973
1,000,000	5.000%, 03/01/24	NR/A-/NR	1,002,740
	Total Tax Revenue		11,513,321

	Transportation (7.0%)
	Dallas, Texas Area Rapid Transit Sales
	Tax Revenue Refunding Senior Lien
1,435,000	5.000%, 12/01/36 AMBAC Insured
	(pre-refunded)	Aa2/NR/NR	1,542,424
1,035,000	5.000%, 12/01/36 AMBAC Insured	NR/AA+/NR	1,098,590
	North Texas Turnpike Authority Revenue
2,000,000	6.100%, 01/01/28	A2/A-/NR	2,328,960
	Texas State Transportation Commission
	Highway Improvement
1,000,000	5.000%, 04/01/29	Aaa/AAA/AAA	1,198,310
	Utah Transit Authority Sales Tax Revenue
2,000,000	5.000%, 06/15/27 Series A
	(pre-refunded)	Aa2/AAA/AA	2,256,700
1,000,000	5.000%, 06/15/28 Series A
	(pre-refunded)	Aa2/AAA/AA	1,128,350
6,920,000	5.000%, 06/15/36 AGMC Insured
	Series A (pre-refunded)	Aa2/AAA/AA	7,808,182
	Utah Transit Authority Sales Tax Revenue
	Capital Appreciation Refunding
2,000,000	zero coupon, 06/15/29 NPFG Insured
	Series A (pre-refunded)	A1/AA-/A+	1,079,620
	Utah Transit Authority Sales Tax
	Revenue Refunding
5,185,000	zero coupon, 06/15/23 Series A NPFG
	Insured (pre-refunded)	A1/AA-/A+	3,790,754
1,000,000	5.000%, 06/15/32	A1/A/A+	1,129,980
	Utah Transit Authority Sales Tax &
	Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	253,685

20 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Transportation (continued)
	Washoe County, Nevada Highway
	Revenue Fuel Tax
$1,000,000	5.500%, 02/01/28	A1/A+/NR	$1,147,920
1,000,000	5.000%, 02/01/32	A1/A+/NR	1,108,590
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,098,150
	Total Transportation		26,970,215

	Utility (12.6%)
	Clark County, Washington Public Utility
	District No. 001 Electric Revenue
	Refunding
880,000	5.000%, 01/01/30	A1/A/A+	1,015,652
	Clark County, Washington Public Utility
	District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A/A+	1,139,000
	Consolidated Wyoming Municipalities
	Electric Facilities Improvement Lease,
	Gillette
1,000,000	5.000%, 06/01/31	A2/A+/NR	1,145,330
	Cowlitz County, Washington Public
	Utility District Electric Revenue
650,000	4.500%, 09/01/26 NPFG Insured	A1/NR/A	681,889
	Douglas County, Washington Public
	Utility District No. 001 Electric
	Distribution System
635,000	0.050%, 12/01/15	Aa3/AA/NR	634,422
	Eagle Mountain, Utah Gas & Electric
1,440,000	5.000%, 06/01/21 Radian Insured
	(pre-refunded)	A3/NR/NR	1,451,074
1,215,000	5.000%, 06/01/22 Radian Insured
	(pre-refunded)	A3/NR/NR	1,224,343
325,000	5.000%, 06/01/24 AGMC Insured
	(pre-refunded)	NR/AA/A	391,908
	Energy Northwest, Washington Wind
	Project
1,000,000	4.500%, 07/01/30 Series A AMBAC
	Insured (pre-refunded)	A2/A/NR	1,052,130

21 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Utility (continued)
	Florida State Governmental Utility
	Authority Refunding Revenue Bonds
	(Lehigh Utility System)
$500,000	5.000%, 10/01/31 Series 2014 AGMC
	Insured	A2/AA/NR	$564,885
	Houston, Texas Utility System
	Revenue, Refunding
450,000	5.000%, 11/15/35 AGMC Insured
	(pre-refunded)	Aa2/AA/AA	463,388
	Jacksonville Electric Authority, Florida
	Electric System Revenue
500,000	4.500%, 10/01/32 Series Three 2012A	Aa2/AA-/AA	541,725
	Lower Colorado River Authority, Texas
1,470,000	5.250%, 05/15/29 (unrefunded balance)	A1/A/A	1,667,200
60,000	5.250%, 05/15/29 (pre-refunded)	NR/NR/NR*	69,810
5,000	5.250%, 05/15/29 (pre-refunded)	NR/NR/NR*	5,818
	North Slope Borough, Alaska Service
	Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/A-/NR	1,167,900
1,000,000	5.250%, 06/30/28	NR/A-/NR	1,165,400
1,000,000	5.250%, 06/30/34	NR/A-/NR	1,141,370
	San Antonio, Texas Electric & Gas
	Revenue System
1,000,000	5.000%, 02/01/32	Aa1/AA/AA+	1,096,530
	San Jacinto, Texas River Authority
	Woodlands Waste Disposal
1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	1,146,570
	Santa Clara, Utah Electric Revenue
1,005,000	4.250%, 08/01/26 AGC Insured	A3/NR/NR	1,008,166
	Sarasota, Florida Utility System Revenue
	Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,729,355
	St. George, Utah Electric Revenue
500,000	4.500%, 06/01/20 AGMC Insured
	(pre-refunded)	A2/NR/NR	503,485
3,750,000	5.000%, 06/01/38 AGMC Insured	A2/NR/NR	4,094,062
	Tacoma, Washington Solid Waste
	Utility Revenue
1,000,000	5.000%, 12/01/23 Syncora
	Guarantee, Inc. Insured	A2/AA/AA-	1,072,440

22 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Utility (continued)
	Tallahassee, Florida Consolidated
	Utility System
$2,910,000	5.000%, 10/01/37	Aa1/AA+/AA+	$3,170,416
	Utah Associated Municipal Power
	System Revenue, Horse Butte Wind
	Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/A-	1,129,831
	Utah Associated Municipal Power
	System Revenue Refunding, Payson
	Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,330,600
1,000,000	5.000%, 04/01/25	NR/A-/A	1,163,980
6,375,000	5.000%, 04/01/26	NR/A-/A	7,407,878
	Utah Associated Municipal Power
	System Revenue, Veyo Heat
	Recovery Project
795,000	5.000%, 03/01/30	NR/A-/A	904,114
905,000	5.000%, 03/01/32	NR/A-/A	1,021,066
745,000	5.000%, 03/01/34	NR/A-/A	835,234
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,125,520
1,630,000	5.250%, 10/15/38	A2/AA-/NR	1,849,137
	Weber Basin, Utah Water Conservancy
	District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	980,697
	Wyoming Municipal Power Agency
	Power Supply System Revenue
720,000	5.500%, 01/01/28 Series A	A2/A-/NR	797,753
	Total Utility		48,890,078

	Water and Sewer (12.2%)
	Cape Coral, Florida Water & Sewer
	Revenue
1,000,000	5.000%, 10/01/36 AGMC-AMBAC
	Insured	A1/AA/A	1,055,810
	Central Utah Water Conservancy
	District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA+/AA	1,280,059

23 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water and Sewer (continued)
	Central Weber, Utah Sewer
	Improvement District Revenue
	Refunding
$1,000,000	5.000%, 03/01/28 Series A AGMC
	Insured	NR/AA/AA	$1,139,650
4,000,000	5.000%, 03/01/33 Series A AGMC
	Insured***	NR/AA/AA	4,502,720
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	A1/AA/NR	1,137,440
	Jordan Valley, Utah Water Conservancy
	District Revenue
6,000,000	5.000%, 10/01/35 Series B***	NR/AA+/AA	6,913,200
	King County, Washington Sewer
	Revenue
660,000	5.000%, 01/01/33 AGMC Insured
	(pre-refunded)	Aa2/AA+/NR	724,330
	Laredo, Texas Waterworks Sewer
	System Revenue
1,450,000	5.000%, 03/01/24 Series 2010	A1/AA-/AA-	1,680,448
	Miami-Dade County, Florida Water and
	Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGC Insured	Aa3/AA/A+	1,745,775
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,156,580
	Mountain Regional Water Special
	Service District, Utah Water Revenue
	Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,420,180
	Ogden City, Utah Sewer & Water
	Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,348,430
750,000	4.625%, 06/15/38 AGMC Insured	Aa3/NR/NR	789,472
	Ogden City, Utah Storm Drain
	Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	588,375
	Orem, Utah Water & Storm Sewer
	Revenue
1,000,000	5.000%, 07/15/26	NR/AA/AA+	1,122,310
1,250,000	5.250%, 07/15/28	NR/AA/AA+	1,412,488

24 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water and Sewer (continued)
	Pleasant Grove City, Utah Water
	Revenue
$450,000	4.300%, 12/01/20 NPFG Insured
	(pre-refunded)	A3/AA-/NR	$478,480
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,133,850
1,370,000	5.000%, 12/01/31 Series B NPFG
	Insured (pre-refunded)	A3/AA-/NR	1,472,558
	Salt Lake & Sandy, Utah Metropolitan
	Water District, Water Revenue,
	Refunding
1,190,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	1,368,952
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	736,606
1,000,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,136,280
	San Antonio, Texas Water Revenue
	Refunding
1,050,000	5.000%, 05/15/36 NPFG Insured	Aa1/AA+/AA+	1,055,985
	South Valley, Utah Water Reclamation
	Facility Sewer Revenue
425,000	5.000%, 08/15/30 AMBAC Insured
	(pre-refunded)	NR/A+/NR	432,518
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	1,044,288
	Tampa Bay, Florida Regional Water
	Refunding & Improvement
885,000	4.750%, 10/01/33 NPFG Insured
	(pre-refunded)	Aa2/AA+/AA+	941,304
	Utah Water Conservancy District
1,400,000	5.250%, 01/15/27	NR/A/NR	1,587,936
	Utah Water Finance Agency Revenue
830,000	4.500%, 10/01/22 AMBAC Insured
	(pre-refunded)	Aa3/NR/NR	830,000
870,000	4.500%, 10/01/23 AMBAC Insured
	(pre-refunded)	Aa3/NR/NR	870,000
1,645,000	4.500%, 10/01/28 AMBAC Insured	Aa3/NR/NR	1,772,109
	White City, Utah Water Improvement
	District Revenue
500,000	5.000%, 02/01/23 AGMC Insured
	(pre-refunded)	A2/NR/NR	540,500
700,000	5.000%, 02/01/25 AGMC Insured
	(pre-refunded)	A2/NR/NR	756,700

25 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	White City, Utah Water Improvement
	District Revenue (continued)
$840,000	5.000%, 02/01/27 AGMC Insured
	(pre-refunded)	A2/NR/NR	$908,040
	Total Water and Sewer		47,083,373
	Total Revenue Bonds		316,029,557

	Total Investments (cost $361,431,967
	- note 4)	98.8%	381,663,912
	Other assets less liabilities	1.2	4,460,545
	Net Assets	100.0%	$386,124,457

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P and Fitch	4.1%
Pre-Refunded bonds††/ Escrowed to Maturity bonds	15.6
Aa of Moody’s or AA of S&P and Fitch	46.7
A of Moody’s or S&P and Fitch	23.0
Baa of Moody’s or BBB of S&P	2.7
BB+ of S&P	0.8
Not Rated*	7.1
100.0%

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMI - Build America Mutual Insurance
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
IHC - Intermountain Health Care
NPFG - National Public Finance Guarantee
NR - Not Rated
PSF - Permanent School Fund

26 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	Security purchased on a delayed delivery or when-issued basis.

***	Security pledged as collateral for the Fund’s delayed delivery or when-issued commitments.

Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†	Calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

27 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments at value (cost $361,431,967)	$381,663,912
Cash	6,556,960
Interest receivable	5,891,931
Receivable for Fund shares sold	790,904
Other assets	68,152
Total assets	394,971,859
LIABILITIES
Payable for investment securities purchased	7,574,737
Payable for Fund shares redeemed	742,509
Dividends payable	159,625
Management fee payable	143,264
Deferred income	28,678
Distribution and service fees payable	23,331
Accrued expenses payable	175,258
Total liabilities	8,847,402
NET ASSETS	$386,124,457
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01per share	$367,468
Additional paid-in capital	365,097,482
Net unrealized appreciation on investments (note 4)	20, 231,945
Accumulated net realized gain on investments	225,593
Undistributed net investment income	201,969
	$386,124,457
CLASS A
Net Assets	$205,486,551
Capital shares outstanding	19,569,122
Net asset value and redemption price per share	$10.50
Maximum offering price per share (100/96 of $10.50)	$10.94
CLASS C
Net Assets	$80,632,262
Capital shares outstanding	7,682,131
Net asset value and offering price per share	$10.50
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.50	*
CLASS Y
Net Assets	$100,005,644
Capital shares outstanding	9,495,569
Net asset value, offering and redemption price per share	$10.53

See accompanying notes to financial statements.

28 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2015

Investment Income:

Interest income		$14,372,561
Other income		197,964
		14,570,525

Expenses:

Management fee (note 3)	$1,832,324
Distribution and service fees (note 3)	1,202,955
Transfer and shareholder servicing agent fees .	239,486
Trustees’ fees and expenses (note 7)	146,386
Legal fees	135,285
Shareholders’ reports	50,455
Registration fees and dues	31,319
Custodian fees (note 6)	29,989
Fund accounting fees	26,115
Auditing and tax fees	22,400
Insurance	19,886
Chief compliance officer services (note 3)	3,665
Miscellaneous	47,897
Total expenses	3,788,162

Management fee waived (note 3)	(257,832)
Net expenses		3,530,330
Net investment income		11,040,195

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	223,099
Change in unrealized appreciation on
investments	13,945,495

Net realized and unrealized gain (loss) on
investments		14,168,594
Net change in net assets resulting from operations		$25,208,789

See accompanying notes to financial statements.

29 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$11,040,195	$12,427,047
Net realized gain (loss) from
securities transactions	223,099	258,971
Change in unrealized appreciation
on investments	13,945,495	(11,908,990)
Change in net assets from
operations	25,208,789	777,028

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(6,363,486)	(7,436,016)
Net realized gain on investments	(152,947)	(539,381)

Class C Shares:
Net investment income	(1,856,803)	(2,286,305)
Net realized gain on investments	(59,480)	(215,339)

Class Y Shares:
Net investment income	(2,777,673)	(2,660,091)
Net realized gain on investments	(66,932)	(179,243)
Change in net assets from
distributions	(11,277,321)	(13,316,375)
CAPITAL SHARE TRANSACTIONS (note 8):
Proceeds from shares sold	74,617,712	53,840,892
Reinvested dividends and
distributions	8,766,461	10,055,976
Cost of shares redeemed	(67,089,108)	(146,535,445)
Change in net assets from
capital share transactions	16,295,065	(82,638,577)

Change in net assets	30,226, 533	(95,177,924)

NET ASSETS:
Beginning of period	355,897,924	451,075,848

End of period*	$386,124,457	$355,897,924

*Includes undistributed net investment income,
respectively, of:	$201,969	$163,277

See accompanying notes to financial statements.

30 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

1. Organization

     Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust (from inception until the close of business on October 11, 2013, the Fund operated under the name Tax-Free Fund For Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

31 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	381,663,912
Level 3 – Significant Unobservable Inputs	—
Total	$381,663,912

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount. In connection with certain bonds, fee income is recognized by the Fund on a daily basis over the life of the bonds.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2012–2014) or expected to be taken in the Fund’s 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

32 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2015, the Fund decreased undistributed net investment income by $3,541, increased additional paid-in capital by $792 and increased net realized gain on investments by $2,749. These reclassifications had no effect on net assets or net asset value per share.

i)
The Fund is an Investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.63% for Class C Shares, 0.97% for Class I Shares (none of which are currently outstanding) and 0.63% for Class Y Shares for the period ended September 30, 2014 and 0.84% for a Class A Shares, 1.64% for Class C Shares, 0.99% for Class I Shares and 0.64% for Class Y Shares for the period October 1, 2014 through September 30, 2015. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2015, the Fund incurred management fees of $1,832,324 of which $257,832 was waived.

33 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2015, distribution fees on Class A Shares amounted to $406,535, of which the Distributor retained $14,566.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2015, these payments amounted to $597,315. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $199,105. The total of these payments with respect to Class C Shares amounted to $796,420, of which the Distributor retained $190,055.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2015, total commissions on sales of Class A Shares amounted to $299,257, of which the Distributor received $24,896.

4. Purchases and Sales of Securities

     During the year ended March 31, 2015, purchases of securities and proceeds from the sales of securities aggregated $80,062,179 and $56,498,717, respectively.

34 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     At March 31, 2015, the aggregate tax cost for all securities was $361,229,998. At March 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $20,727,547 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $293,633, for a net unrealized appreciation of $20,433,914.

5. Portfolio Orientation

     At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2015, the Fund had 62% of its net assets invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

7. Trustees’ Fees and Expenses

     At March 31, 2015 there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2015 was $114,399. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2015, such meeting-related expenses amounted to $31,987.

35 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

8. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,178,526	$22,632,860	2,383,945	$24,046,155
Reinvested distributions	490,067	5,088,494	612,713	6,136,323
Cost of shares redeemed	(3,249,783)	(33,659,897)	(7,646,693)	(76,751,690)
Net change	(581,190)	(5,938,543)	(4,650,035)	(46,569,212)
Class C Shares:
Proceeds from shares sold	1,309,255	13,594,718	1,317,588	13,347,387
Reinvested distributions	144,790	1,502,670	192,925	1,931,462
Cost of shares redeemed	(1,833,313)	(18,953,242)	(3,651,794)	(36,644,823)
Net change	(379,268)	(3,855,854)	(2,141,281)	(21,365,974)
Class Y Shares:
Proceeds from shares sold	3,680,229	38,390,134	1,628,016	16,447,350
Reinvested distributions	208,481	2,175,297	197,532	1,988,191
Cost of shares redeemed	(1,390,637)	(14,475,969)	(3,287,216)	(33,138,932)
Net change	2,498,073	26,089,462	(1,461,668)	(14,703,391)
Total transactions in Fund
shares	1,537,615	$16,295,065	(8,252,984)	$(82,638,577)

36 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax.

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2015	March 31, 2014
Net tax-exempt income	$10,981,022	$12,391,442
Ordinary Income	16,940	419,559
Capital Gains	279,359	505,374
	$11,277,321	$13,316,375

As of March 31, 2015, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$159,625
Accumulated net realized gain	225,593
Unrealized appreciation	20,433,914
Other temporary differences	(159,625)
$20,659,507

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference in recognizing dividends paid and market discount.

37 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.10	$10.37		$10.27		$9.74	$9.80	$9.35
Income (loss) from investment operations:
Net investment income(1)	0.33	0.33		0.26		0.38	0.42	0.43
Net gain (loss) on securities (both
realized and unrealized)	0.40	(0.24)		0.10		0.53	(0.05)	0.47
Total from investment operations	0.73	0.09		0.36		0.91	0.37	0.90
Less distributions (note 10):
Dividends from net investment income	(0.32)	(0.33)		(0.26)		(0.38)	(0.43)	(0.45)
Distributions from capital gains	(0.01)	(0.03)		–		–	–	–
Total distributions	(0.33)	(0.36)		(0.26)		(0.38)	(0.43)	(0.45)
Net asset value, end of period	$10.50	$10.10		$10.37		$10.27	$9.74	$9.80
Total return(not reflecting sales charge)	7.34%	0.96%		3.48	%(2)	9.49%	3.87%	9.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$205	$204		$257		$255	$212	$232
Ratio of expenses to average net assets	0.84%	0.83%		0.83	%(3)	0.83%	0.83%	0.80%
Ratio of net investment income to
average net assets	3.14%	3.33%		3.28	%(3)	3.79%	4.31%	4.43%
Portfolio turnover rate	16%	12%		20	%(2)	17%	25%	9%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.91%	0.91	%(4)	0.88	%(3)	0.88%	0.87%	0.87%
Ratio of net investment income to
average net assets	3.07%	3.26	%(4)	3.23	%(3)	3.74%	4.28%	4.37%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.84%	0.83%		0.83	%(3)	0.83%	0.83%	0.80%

_________________
(1)	Per share amounts have been calculated using the daily average shares method
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

38 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.10	$10.37		$10.27		$9.74	$9.79	$9.34
Income (loss) from investment operations:
Net investment income(1)	0.24	0.25		0.19		0.30	0.34	0.35
Net gain (loss) on securities (both
realized and unrealized)	0.41	(0.24)		0.11		0.53	(0.04)	0.47
Total from investment operations	0.65	0.01		0.30		0.83	0.30	0.82
Less distributions (note 10):
Dividends from net investment income	(0.24)	(0.25)		(0.20)		(0.30)	(0.35)	(0.37)
Distributions from capital gains	(0.01)	(0.03)		–		–	–	–
Total distributions	(0.25)	(0.28)		(0.20)		(0.30)	(0.35)	(0.37)
Net asset value, end of period	$10.50	$10.10		$10.37		$10.27	$9.74	$9.79
Total return(not reflecting CDSC)	6.49%	0.15%		2.86	%(2)	8.62%	3.15%	8.87%
Ratios/supplemental data
Net assets, end of period (in millions)	$81	$81		$106		$96	$83	$89
Ratio of expenses to average net assets	1.63%	1.63%		1.63	%(3)	1.63%	1.63%	1.60%
Ratio of net investment income to
average net assets	2.34%	2.53%		2.47	%(3)	2.98%	3.51%	3.60%
Portfolio turnover rate	16%	12%		20	%(2)	17%	25%	9%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.71%	1.70	%(4)	1.67	%(3)	1.68%	1.67%	1.66%
Ratio of net investment income to
average net assets	2.27%	2.46	%(4)	2.42	%(3)	2.93%	3.48%	3.54%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.63%	1.63%		1.63	%(3)	1.63%	1.63%	1.60%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

39 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.13	$10.41		$10.30		$9.77	$9.83	$9.38
Income (loss) from investment operations:
Net investment income(1)	0.35	0.36		0.27		0.40	0.44	0.45
Net gain (loss) on securities (both
realized and unrealized)	0.40	(0.26)		0.11		0.53	(0.05)	0.47
Total from investment operations	0.75	0.10		0.38		0.93	0.39	0.92
Less distributions (note 10):
Dividends from net investment income	(0.34)	(0.35)		(0.27)		(0.40)	(0.45)	(0.47)
Distributions from capital gains	(0.01)	(0.03)		–		–	–	–
Total distributions	(0.35)	(0.38)		(0.27)		(0.40)	(0.45)	(0.47)
Net asset value, end of period	$10.53	$10.13		$10.41		$10.30	$9.77	$9.83
Total return	7.54%	1.07%		3.83	%(2)	9.69%	4.08%	9.94%
Ratios/supplemental data
Net assets, end of period (in millions)	$100	$71		$88		$76	$56	$59
Ratio of expenses to average net assets	0.63%	0.63%		0.63	%(3)	0.63%	0.63%	0.60%
Ratio of net investment income to
average net assets	3.33%	3.53%		3.47	%(3)	3.98%	4.51%	4.64%
Portfolio turnover rate	16%	12%		20	%(2)	17%	25%	9%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.70%	0.70	%(4)	0.68	%(3)	0.68%	0.67%	0.67%
Ratio of net investment income to
average net assets	3.26%	3.46	%(4)	3.43	%(3)	3.93%	4.47%	4.57%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.63%	0.63%		0.63	%(3)	0.63%	0.63%	0.60%

_________________
(1)	Per share amounts have been calculated using the daily average shares method
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

40 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958)(5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940)(7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

41 | Aquila Tax-Free Fund For Utah

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

42 | Aquila Tax-Free Fund For Utah

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust 2013 - March 31, 2015	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

43 | Aquila Tax-Free Fund For Utah

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	Of Counsel of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 2014, President, 1967-2014; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

44 | Aquila Tax-Free Fund For Utah

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

_________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.
(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund, a series of the Trust, is a department of Citizens Bank, N.A.

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

45 | Aquila Tax-Free Fund For Utah

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009, and and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

46 | Aquila Tax-Free Fund For Utah

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2013
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

47 | Aquila Tax-Free Fund For Utah

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, UT (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

48 | Aquila Tax-Free Fund For Utah

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

49 | Aquila Tax-Free Fund For Utah

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.96%	$1,000.00	$1,029.60	$4.25
Class C	2.55%	$1,000.00	$1,025.50	$8.28
Class Y	3.06%	$1,000.00	$1,030.60	$3.24

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.84%, 1.64% and 0.64% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

50 | Aquila Tax-Free Fund For Utah

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.74	$4.23
Class C	5.00%	$1,000.00	$1,016.75	$8.25
Class Y	5.00%	$1,000.00	$1,021.74	$3.23

(1)
Expenses are equal to the annualized expense ratio of 0.84%, 1.64% and 0.64% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

51 | Aquila Tax-Free Fund For Utah

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/ or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2014, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2015, $10,981,022 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 97.4% of total dividends paid, were exempt-interest dividends; $279,359 of dividends paid by the Fund constituting 2.5% of total dividends paid were capital gains distributions; and the balance was ordinary income.

     Prior to February 15, 2016, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2015 calendar year.

52 | Aquila Tax-Free Fund For Utah

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Fund of Utah

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

53 | Aquila Tax-Free Fund For Utah

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
 120 West 45th Street, Suite 3600
 New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
     Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
 Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President and Co-Portfolio Manager
James T. Thompson, Vice President and Co-Portfolio Manager
M. Kayleen Willis, Vice President
Randall S. Fillmore, Chief Compliance Officer
 Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600 New
York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
 Dallas, Texas 75254

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2015

Aquila Tax-Free Trust of Arizona “Aquila’s Guiding Principles” Serving Arizona investors since 1986

May, 2015

Dear Fellow Shareholder:

     As you may know, Aquila Management Corporation celebrated its 30th anniversary this past year.

     Back in 1984 when we were investigating whether or not it made sense to launch the first in a series of single-state tax-free municipal bond funds, we didn’t have much of a road map to follow. We knew that if we went ahead, we would be creating the first fund of its kind in Hawaii (where we launched the initial Aquila single-state municipal bond fund) and one of only a few dozen such funds in the entire country. And, we knew that in order to be successful in launching such a fund, it would have to be top notch – a product in which both we and the people of the state could be proud.

     So, we spent a lot of time listening to potential investors and their financial advisers – learning what fund features and concerns were utmost in their minds. That first fund and each of the tax-free bond funds that we launched subsequently, such as Aquila Tax-Free Trust of Arizona, was truly designed with you, our shareholders, in mind.

     As the funds have matured, so has our game plan – over time, we have made a concerted effort to sharpen, clearly define and communicate just who Aquila is and what we stand for. Our long-standing philosophy has been formalized into a set of four guiding principles. These are:

     Manage Conservatively – most people are more sensitive to potential investment losses than they are eager for outsized gains. Weseektomanageourbondfundsaccordingly.

     Since we strive to preserve the value of shareholder assets, investment quality is critical to our investment strategy. We focus on the source and reliability of revenue and income streams, issuer management teams and the financial decisions they make, as well as the discipline those issuers apply to executing their strategic and budgeting plans. Through our security selection processes, we seek to pursue the funds’ objectives while attempting to limit risk.

     Our investment strategy with our municipal bond funds also focuses upon intermediate maturities in order to limit volatility with any change in interest rates.

     Focus On What We Know Best– our core investment skill is finding securities that we believe have a sound basis for investment. With our municipal bond funds, we do this through research conducted by locally-based municipal bond teams.

NOT A PART OF THE ANNUAL REPORT

     We have never tried to be all things to all people. We know that our municipal bond fund shareholder base is comprised of individuals seeking capital preservation, tax-free income and stability.

     Put Customers First – the money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship. Since day one, we have said that it is your money, invested in projects in your communities and state.

     Know What’s Important – we measure success by how well we meet expectations. By working to satisfy our shareholders, the success of our business will follow.

     We are very proud of the fact that, in continuing to focus upon these four guiding principles, Aquila Tax-Free Trust of Arizona, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have, in our view, served thousands of residents and local projects well over the years.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

     The fiscal year which ended March 31, 2015, was a welcome relief relative to the previous year. Our forecast of modest economic growth and unchanged monetary policy proved to be correct. Likewise, municipal credit quality generally continued to improve through better revenue flows and debt cost reduction. Contrary to expectations, interest rates declined from their twelve month high on April 1, 2014, when the bell-weather ten-year Treasury was at 2.75%, ending the fiscal year at 1.92%. Also, we anticipated that municipals would be somewhat scarce as the year progressed, with annual issuance declining to the lowest level in fourteen years. Instead, issuance was subdued for most of the year but surged in the final months of 2014.

Fund Performance

     The net asset value of Aquila Tax-Free Trust of Arizona (the “Fund”) Class A shares on March 31, 2014 was $10.63. As of the fiscal year end of March 31, 2015, the share price had improved to $10.98, an increase of 3.29% for the twelve months. Income for the twelve months equaled the previous year at $0.376 per share. Thus, income return for the twelve months equaled 3.63% for a fiscal year total return of 6.92%.

     Returns compared very favorably to the Barclay’s Capital Quality Intermediate Municipal Index which returned 4.25% for the twelve months. We attribute the outperformance primarily to the Fund having longer maturity holdings than those of the Index. Although the Fund lowered its weighted average life from 13.1 years to 11.7 years through the course of the fiscal year, the Fund was somewhat longer than the Index, which was beneficial in a declining interest rate environment. Also, the Fund held a greater percentage of bonds rated below AA than the Index, which contributed to the better performance. Holdings in the hospital sector, the largest weighting in the Fund, also performed well in the past twelve months.

Municipal Market

     A major story within the municipal market for the time period was issuance. On a calendar year basis, issuance was expected to decline in 2014. National issuance had consistently exceeded $350 billion in most years since 2002. Entering 2014, forecasts had issuance in the $300 billion range. For much of 2014, the forecasts were on target. However, lower interest rates brought a surge of debt refinancing (called refundings) by municipalities in the final months of 2014. As such, national issuance hit $338.4 billion in 2014, slightly higher than the $338.1 billion of 2013. However, in Arizona issuance equaled $6.7 billion, an increase of 39% over the $4.8 billion issued in 2013. The issuance “surge” has continued in the first quarter of 2015 with national issuance up 59% over the first quarter of 2014. Likewise in Arizona issuance of $1.7 billion is 42% higher than that of the 2014 first quarter. We expect the issuance pattern in 2015 to be the mirror image of 2014 with issuance heavier in the early portion and declining as the year progresses.

1 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

     An interesting tidbit from the municipal market is that even as issuance has continued, the amount of total debt outstanding by municipal entities has declined. The total market value of outstanding municipal bonds is now pegged at $3.5 trillion, down slightly from $3.7 trillion two years ago. The reason is that states and cities have paid off more debt than was issued as they have firmed up their balance sheets.

     As a measure of value, municipal yields continue to be attractive on a relative basis. The Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) remained near or higher than 100% for most of the fiscal year. As of March 31, 2015, the ratios stood at 90%, 102%, 109%, 112% and 110% for the 5, 10, 15, 20 and 30 year comparisons, respectively. Thus, tax-exempt yields continue to exceed the yields of most taxable U.S. Treasury yields.

U.S. Economy

     As we near the seventh year of unprecedented near-zero monetary policy, is this the year when the Federal Reserve begins to “normalize” by increasing the Federal Funds (“Fed Funds”) rate? Economic growth as measured by Gross Domestic Product (“GDP”) remains modest at 2% and shows signs of slowing. Inflation is projected at 2% to 2.5% but wage growth is not substantial. The strongest economic component has been the growth in jobs, but the recent March, 2015 employment report disappointed. Beneath the overall economic numbers is the dramatic collapse in the price of oil and the strength of the dollar versus other currencies and the pending impact on future activity.

     We believe the Federal Reserve will increase the Fed Funds rate once if not twice before 2015 ends. However, we do not believe the increase will have much impact on yield levels of longer maturities. The ten-year Treasury yield has been in a range of 1.80% to 2.10% for the past six months. In the event that U.S. economic fundamentals improve noticeably, or the price of oil bottoms and moves substantially higher, interest rates would increase. However, helping curtail increases in U.S. interest rates are the even lower rates found in Japan, Canada and most of the European countries. Also, a stronger dollar hurts U.S. exports and typically lowers inflation data. Thus, we continue to believe U.S. economic growth will be modest and inflation subdued.

Arizona Economy

     Arizona continues to look for the solid footing enjoyed before the 2008-2009 recession hit. The unemployment rate for Arizona remains above the U.S. number. In 2014, Arizona was the only western state to lose construction jobs as the rebound in housing continues to lag. The result has been a continuing struggle to meet revenue projections at the state level, and the need to reduce budgeted allocations to cities, local school districts and particularly state universities.

     On the positive side, Arizona is again growing. Arizona’s population grew 5.3% from April, 2010 – July, 2014, which makes Arizona the sixth fastest growing state in the nation. However, this is a much slower growth rate for the state relative to previous decades. Although housing starts are lackluster, housing values continue to increase. Tourism also continues to grow.

     Going forward, a major concern for our local communities will be pension costs. Local budgets, and therefore local services, will face challenges as pension contributions take a much larger share of available dollars.

2 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     As stated we believe the Federal Reserve will increase short-term interest rates by 25 to 50 basis points (a basis point is 1/100th of 1%) over the next twelve months. What we cannot judge, and where we have no historical precedence, is the impact a rate increase will have farther out the yield curve. Typically, in periods of increasing Fed Fund rates the yield curve flattens. This means the short-term rates of one and two year maturities increase by a greater amount than rates of ten and thirty year maturities. We expect to see a flattening of the yield curve, with long-term rates increasing only slightly over the next twelve months.

     Our strategy will be to continue our intermediate term structure by maintaining the weighted average maturity near the current twelve-year range. Likewise, our long-term philosophy of laddering maturities across the yield curve will be maintained in an effort to minimize price fluctuation. Emphasis on slightly better credits (A1 to AA credits as opposed to A-) will be the approach. As always our goal will be to provide tax-exempt income without undue risk to principal value.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

3 | Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona for the 10-year period ended March 31, 2015 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 3/13/86
With Maximum Sales Charge	2.67%	3.98%	3.91%	5.59%
Without Sales Charge	6.92	4.82	4.34	5.74
Class C since 4/01/96
With CDSC**	4.99	3.95	3.46	3.89
Without CDSC	6.02	3.95	3.46	3.89
Class Y since 4/01/96
No Sales Charge	7.07	4.97	4.49	5.04
Barclays Capital Index	4.25	4.05	4.42	5.41	* (Class A)
				4.84	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within, including capital gains, the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Trust of Arizona:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Arizona as of March 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the nine month period ended March 31, 2013 and each of the three years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Arizona as of March 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

5 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS(continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (21.9%)	(unaudited)	Value

	Buckeye Jackrabbit Trail Sanitary Sewer
	Improvement District
$1,406,000	6.250%, 01/01/29	NR/A-/NR	$1,670,230
	Chandler, Arizona
500,000	4.000%, 07/01/25	Aaa/AAA/AAA	573,490
	Coconino & Yavapai Counties Joint
	Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,155,770
	Flagstaff Improvement District (Aspen
	Place Sawmill)
1,050,000	5.000%, 01/01/32	Aa3/NR/NR	1,051,732
	Gila Co. Unified School District No. 10
	(Payson)
400,000	5.250%, 07/01/27 AMBAC Insured
	(pre-refunded)	Aa3/NR/NR	441,212
1,000,000	5.750%, 07/01/28 (economically
	defeased to call date)	Aa3/NR/NR	1,154,030
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,185,070
	Gilbert Improvement District No. 19
235,000	5.200%, 01/01/23	Aa3/A+/NR	235,613
	Gilbert Improvement District No. 20
700,000	5.100%, 01/01/29	Aa3/A+/NR	797,349
	Glendale Union High School District
	No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	619,647
	Goodyear, Arizona Refunding
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,122,540
	Goodyear McDowell Road Commercial
	Corridor Improvement District
3,000,000	5.250%, 01/01/32 AMBAC Insured	A1/A/NR	3,202,590
	Maricopa Co. Elementary School
	District No. 3 (Tempe)
250,000	4.000%, 07/01/25	Aa2/NR/NR	286,592
	Maricopa Co. Elementary School
	District No. 8 (Osborn)
920,000	6.250%, 07/01/22	NR/A/NR	1,001,567
	Maricopa Co. Elementary School
	District No. 38 (Madison)
730,000	5.000%, 07/01/22 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	738,614

6 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Maricopa Co. School District No. 11
	(Peoria)
$1,500,000	4.000%, 07/01/25	Aa3/AA-/NR	$1,671,165
	Maricopa Co. School District No. 28
	(Kyrene Elementary)
250,000	1.000%, 07/01/30 (coupon converts to
	5.50% 7/01/15)	Aa1/AA/NR	284,027
	Maricopa Co. Unified School District
	No. 24 (Gila Bend)
430,000	5.500%, 07/01/22	NR/NR/NR*	437,177
	Maricopa Co. Unified School District
	No. 48 (Scottsdale)
500,000	4.000%, 07/01/16	Aa1/AA/NR	522,550
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,717,950
	Maricopa Co. Unified School District
	No. 60 (Higley)
1,615,000	5.000%, 07/01/29	A1/A+/NR	1,909,544
	Maricopa Co. Unified School District
	No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AA	1,123,450
	Maricopa Co. Unified School District
	No. 89 (Dysart)
2,185,000	5.500%, 07/01/22 NPFG/ FGIC Insured	A3/AA-/NR	2,662,073
1,300,000	5.000%, 07/01/25 Syncora Guarantee,
	Inc. Insured (pre-refunded)	NR/A+/NR	1,375,829
1,000,000	4.000%, 07/01/28	NR/A+/AA-	1,083,470
1,500,000	6.000%, 07/01/28 (pre-refunded)	NR/A+/NR	1,740,375
	Maricopa Co. Unified School District
	No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,514,903
	Maricopa Co. Unified School District
	No. 95 (Queen Creek)
500,000	5.000%, 07/01/27 AGMC Insured
	(pre-refunded)	Aa3/NR/NR	565,055
	Mohave Co. Unified School District
	No. 20 (Kingman)
1,175,000	5.250%, 07/01/24 AGMC Insured	Aa3/AA/NR	1,321,957
	Navajo Co. Unified School District
	No. 2 (Joseph City)
1,250,000	5.000%, 07/01/18	A2/NR/NR	1,398,187

7 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Navajo Co. Unified School District
	No. 10 (Show Low)
$500,000	5.250%, 07/01/15 NPFG/ FGIC Insured	A3/NR/NR	$504,395
	Phoenix, Arizona
1,240,000	6.250%, 07/01/17	Aa1/AA+/NR	1,391,230
	Pima Co. Unified School District No. 1
	(Tucson)
1,500,000	5.000%, 07/01/27 AGMC Insured	Aa2/AA/NR	1,667,130
	Pima Co. Unified School District No. 6
	(Marana)
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,134,594
1,250,000	5.000%, 07/01/25	NR/A+/NR	1,463,200
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,080,160
	Pima Co. Unified School District No. 8
	(Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,157,250
	Pima Co. Unified School District No. 10
	(Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	814,940
	Pima Co. Unified School District No. 12
	(Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,108,852
	Pinal Co. Elementary School District
	No. 4 (Casa Grande)
925,000	4.250%, 07/01/18 AGMC Insured	A1/AA/NR	979,270
	Pinal Co. High School District No. 82
	(Casa Grande)
640,000	5.000%, 07/01/24	NR/A+/NR	714,573
	Pinal Co. Unified School District No. 1
	(Florence)
1,500,000	5.000%, 07/01/27 NPFG/ FGIC Insured	A3/AA-/NR	1,625,475
	Queen Creek Improvement District No. 1
1,500,000	5.000%, 01/01/26	A3/A-/A-	1,506,840
1,500,000	5.000%, 01/01/32	A3/A-/A-	1,505,625
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	225,400
	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,495,452
1,000,000	4.500%, 07/01/24 (pre-refunded)	Aa1/AAA/AAA	1,087,510
1,000,000	4.000%, 07/01/24	Aa1/AAA/AAA	1,166,960

8 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Tempe High School District No. 213
$650,000	4.000%, 07/01/32	Aa2/AA/NR	$689,299
	Tempe Improvement District
	(Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,192,580
	Tubac Fire District
760,000	5.500%, 07/01/28 AGC Insured	A1/NR/NR	877,086
	Western Maricopa Education Center
	District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,285,140
	Total General Obligation Bonds		61,236,719

	Revenue Bonds (77.0%)

	Airport (2.8%)
	Phoenix Civic Improvement Corp.
	Airport Bonds
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,128,140
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,122,690
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	3,035,043
1,000,000	5.250%, 07/01/33	A1/A+/NR	1,140,680
1,200,000	5.000%, 07/01/33	Aa3/AA-/NR	1,329,276
	Total Airport		7,755,829

	Excise Tax (13.7%)
	Arizona Sports & Tourism Authority,
	Revenue Refunding, Multipurpose
	Stadium Facility Project
1,900,000	5.000%, 07/01/32	A1/NR/A	2,049,340
	Casa Grande Excise Tax Revenue Bonds
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,630,217
	Gilbert Public Facilities Municipal
	Property Corp.
850,000	5.000%, 07/01/23	Aa2/AA+/NR	982,498
1,250,000	5.000%, 07/01/24	Aa2/AA+/NR	1,443,725
	Glendale Municipal Property Corp.
	Excise Tax Revenue Bonds
1,000,000	5.000%, 07/01/31	Baa1/AA/NR	1,072,480
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,765,500
1,310,000	6.000%, 07/01/31	Aa3/AA-/NR	1,508,111

9 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Excise Tax (continued)
	Marana Pledged Excise Tax Revenue
	Bonds
$275,000	4.000%, 07/01/30	NR/AA/NR	$288,786
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,587,796
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,272,748
	Phoenix Civic Improvement Corp.
	(Civic Plaza)
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa3/AA/NR	1,225,560
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,532,640
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,537,500
2,525,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa3/AA/NR	3,221,370
	Phoenix Civic Improvement Corp.
	Transit Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20	Aa2/AA/NR	2,256,620
	Pinal Co. Revenue Obligations
	Refunding Bonds
1,755,000	4.000%, 08/01/17	NR/AA/NR	1,866,618
1,500,000	5.000%, 08/01/33	NR/AA-/AA-	1,726,635
	Scottsdale Municipal Property Corp.
3,000,000	4.500, 07/01/20 AMBAC Insured
	(pre-refunded)	Aa1/AAA/AAA	3,262,530
1,000,000	5.000%, 07/01/34	Aaa1/AAA/AAA	1,188,830
	Scottsdale Municipal Property Corp.
	Water & Sewer Project
2,000,000	5.000%, 07/01/28 (pre-refunded)	Aa1/AAA/AAA	2,260,220
	Show Low Improvement District No. 6
385,000	6.000%, 01/01/18 ACA Insured	NR/NR/NR*	386,324
	Sierra Vista Municipal Property Corp.
1,000,000	4.000%, 01/01/21	A1/AA/AA-	1,080,050
	Tempe Excise Tax Revenue Bonds
1,000,000	5.000%, 07/01/33	Aa2/AAA/NR	1,109,740
	Total Excise Tax		38,255,838

	Higher Education (6.8%)
	Arizona Board of Regents - Arizona
	State University System Revenue
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,148,960
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,156,790

10 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Arizona Board of Regents - Northern
	Arizona University System
$1,115,000	5.000%, 06/01/22 NPFG/ FGIC Insured A1/AA-/NR		$1,212,105
575,000	5.000%, 06/01/32	A1/A+/NR	662,021
	Arizona Board of Regents - University
	of Arizona System Speed Stimulus
	Plan for Economic & Educational
	Development
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,735,845
	Arizona Board of Regents - University
	of Arizona System
400,000	5.000%, 06/01/29	Aa2/AA-/NR	476,716
460,000	5.000%, 06/01/31	Aa2/AA-/NR	526,521
	Arizona State University Speed Stimulas
	Plan for Economic & Educational
	Development
625,000	5.000%, 08/01/34	A1/AA-/NR	717,800
	Cochise Co. Community College District
1,825,000	5.125%, 07/01/28 AGC Insured	A2/NR/NR	2,030,002
	Maricopa Co. Community College
	District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,221,840
500,000	4.750%, 07/01/23	Aaa/AAA/AAA	526,150
500,000	4.750%, 07/01/24	Aaa/AAA/AAA	525,960
	Northern Arizona University Speed
	Stimulus Plan for Economic &
	Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,637,156
	Phoenix Industrial Development
	Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A+/NR	2,227,940
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A2/AA/NR	1,150,210
	Yuma & La Paz Co. Arizona Community
	College District (Arizona Western
	College)
1,000,000	4.000%, 07/01/28	Aa3/A+/NR	1,066,790
	Total Higher Education		19,022,806

11 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (15.0%)
	Arizona Health Facilities Authority
	(Banner Health)
$300,000	5.125%, 01/01/29	NR/AA-/AA-	$327,429
3,100,000	5.375%, 01/01/32	NR/AA-/AA-	3,393,632
1,000,000	5.000%, 01/01/43	NR/AA-/AA-	1,125,150
1,500,000	5.000%, 01/01/44	NR/AA-/AA-	1,682,565
	Arizona Health Facilities Authority
	(Catholic Healthcare West)
1,500,000	5.000%, 07/01/28	A3/A/A	1,687,410
2,000,000	5.250%, 03/01/39	A3/A/A	2,206,700
	Arizona Health Facilities Authority
	(Phoenix Children’s Hospital)
2,200,000	5.000%, 02/01/34	NR/BBB+/NR	2,408,560
	Arizona Health Facilities Authority
	(Samaritan Health)
385,000	5.625%, 12/01/15 NPFG Insured ETM	NR/AA-/NR	388,607
	Arizona Health Facilities Authority
	(Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,413,520
	Arizona Health Facilities Authority
	(Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,729,245
	Flagstaff Industrial Development
	Authority (Northern Arizona Senior
	Living Center)
1,985,000	5.600%, 07/01/25	NR/NR/NR*	1,986,747
	Glendale Industrial Development
	Authority (John C. Lincoln Hospital)
1,400,000	5.250%, 12/01/22 (pre-refunded)	NR/NR/NR*	1,446,396
	Maricopa Co. Hospital Revenue
	(Sun Health)
1,500,000	5.000%, 04/01/25 (pre-refunded)	NR/NR/NR*	1,797,015
2,125,000	5.000%, 04/01/35 (pre-refunded)	NR/NR/NR*	2,655,336
	Maricopa Co. Industrial Development
	Authority (Catholic Healthcare
	West - St. Joseph’s Hospital)
3,000,000	5.250%, 07/01/32	A3/A/A	3,239,010

12 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (continued)
	Scottsdale Industrial Development
	Authority (Scottsdale Healthcare
	System)
$1,000,000	5.000%, 09/01/18	A2/NR/A	$1,118,070
750,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	833,093
	University Medical Center Hospital
	Revenue Bonds
2,880,000	5.000%, 07/01/35 (pre-refunded)	NR/NR/NR*	2,913,610
910,000	6.500%, 07/01/39 (pre-refunded)	NR/NR/NR*	1,108,562
500,000	6.000%, 07/01/39 (pre-refunded)	NR/NR/NR*	632,265
	Yavapai Co. Industrial Development
	Authority (Northern Arizona
	Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	601,885
500,000	5.250%, 10/01/26	NR/AA/NR	601,205
	Yavapai Co. Industrial Development
	Authority (Yavapai Regional Medical
	Center)
1,000,000	5.250%, 08/01/33	Baa1/NR/BBB+	1,120,820
1,250,000	5.625%, 08/01/37	Baa1/NR/BBB+	1,362,238
	Yuma Industrial Development Authority
	(Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A-/NR	1,909,729
200,000	5.000%, 08/01/32	NR/A-/NR	224,028
	Total Hospital		41,912,827

	Lease (9.6%)
	Arizona Board of Regents - Northern
	Arizona University COP
600,000	5.000%, 09/01/27	A2/A/NR	688,644
500,000	5.000%, 09/01/28	A2/A/NR	564,930
1,000,000	5.000%, 09/01/29	A2/A/NR	1,120,000
	Arizona School Facilities Board COP
1,000,000	5.125%, 09/01/21 AGC Insured	A1/AA/NR	1,127,920
3,000,000	5.500%, 09/01/23	A1/A+/NR	3,408,270
	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA/NR	3,414,090
	Cave Creek COP
290,000	5.750%, 07/01/19	NR/AA/NR	293,764

13 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Lease (continued)
	Mohave Co. Industrial Development
	Authority Correctional Facilities
$1,000,000	8.000%, 05/01/25	NR/BBB+/NR	$1,160,920
	Nogales Municipal Development
	Authority
1,000,000	5.000%, 06/01/27 AMBAC Insured
	(pre-refunded)	A1/AA/NR	1,007,770
	Phoenix Industrial Development
	Authority Government Office Lease
	Revenue Refunding Capitol Mall LLC
	Project
2,040,000	5.000%, 09/15/21 AMBAC Insured	A1/A+/NR	2,082,983
	Pinal Co. COP
3,005,000	5.250%, 12/01/21	NR/A+/A+	3,016,900
935,000	5.000%, 12/01/29	NR/A+/A+	938,525
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,502,855
	Pinetop Fire District COP
1,000,000	7.500%, 12/15/23	A3/NR/NR	1,040,240
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	584,590
	State of Arizona COP Department
	Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	A1/AA/NR	1,720,365
670,000	5.250%, 10/01/28 AGMC Insured	A1/AA/NR	763,773
	State of Arizona COP
2,000,000	5.000%, 09/01/26 AGMC Insured	A1/AA/NR	2,193,240
	Willcox Municipal Property Corp.
295,000	4.625%, 07/01/21	NR/A+/NR	309,809
	Total Lease		26,939,588

	Mortgage (3.4%)
	Agua Fria Ranch Community Facilities
	District
600,000	5.800%, 07/15/30 144A	NR/NR/NR*	600,126
	Goodyear Community Facilities Utilities
	District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	531,035

14 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Mortgage (continued)
	Maricopa Co. Industrial Development
	Authority Multi-Family Mortgage
	Revenue Bonds (National Health
	Project)
$820,000	5.500%, 01/01/18 AGMC Insured ETM	A2/AA/NR	$842,878
	Maricopa Co. Industrial Development
	Authority Single Family Mortgage
	Revenue Bonds
3,715,000	zero coupon, 12/31/16 ETM	Aaa/AA+/NR	3,675,101
	Merrill Ranch Community Facilities
	District #2
680,000	6.750%, 07/15/38	NR/BBB-/NR	761,729
	Scottsdale Waterfront Community
	Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	531,500
930,000	6.050%, 07/15/32 144A	NR/NR/NR*	931,851
	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	656,487
490,000	5.125%, 07/15/30 (pre-refunded)	NR/NR/NR*	496,801
	Verrado Community Facilities Utilities
	District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	560,100
	Total Mortgage		9,587,608

	Pollution Control (2.2%)
	Apache Co. Industrial Development
	Authority, Pollution Control, Tucson
	Electric Power Co.
2,400,000	4.500%, 03/01/30	A3/BBB+/BBB+	2,582,760
	Maricopa Co. Pollution Control
	(Southern California Edison Co.)
1,000,000	5.000%, 06/01/35	Aa3/A/NR	1,121,860
	Phoenix Industrial Development
	Authority Solid Waste Disposal
	(Vieste Project)
600,000	4.500%, 04/01/33 AMT	NR/BBB-/NR	586,962
	Pima Co. Industrial Development
	Authority, Pollution Control, Tucson
	Electric Power Co.
1,500,000	4.950%, 10/01/20	A3/BBB+/BBB+	1,735,935
	Total Pollution Control		6,027,517

15 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Transportation (4.8%)
	Arizona State Transportation Board
	Excise Tax Revenue (Maricopa Co.
	Regional Area Road Fund)
$500,000	5.000%, 07/01/25	Aa1/AA+/NR	$618,400
	Arizona Transportation Board Revenue
	Bonds
1,900,000	5.250%, 07/01/24	Aa2/AA/AA	2,249,581
1,000,000	5.250%, 07/01/24 (pre-refunded)	Aa1/AAA/NR	1,037,240
2,550,000	5.000%, 07/01/28 (pre-refunded)	Aa1/AAA/NR	2,881,781
550,000	5.250%, 07/01/32	Aa2/AA+/NR	653,356
3,000,000	5.000%, 07/01/33	Aa1/AAA/NR	3,539,520
1,500,000	5.000%, 07/01/33 (pre-refunded)	Aa1/AAA/NR	1,695,165
	Pima Co. Regional Transportation
	Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	601,565
	Total Transportation		13,276,608

	Utility (11.9%)
	Arizona Power Authority (Hoover Dam
	Project)
3,500,000	5.250%, 10/01/16	Aa2/AA/NR	3,749,655
1,220,000	5.250%, 10/01/17	Aa2/AA/NR	1,351,772
	Arizona Water Infrastructure Finance
	Authority
3,500,000	5.000%, 10/01/28 (pre-refunded)	Aaa/AAA/NR	3,977,015
	Greater Arizona Development
	Authority Revenue Bonds
1,090,000	5.000%, 08/01/22 NPFG Insured	A1/AA-/NR	1,152,577
700,000	5.000%, 08/01/24	NR/A/NR	782,614
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	580,395
1,200,000	5.500%, 08/01/29	A1/A/NR	1,202,448
1,200,000	5.000%, 08/01/29	A1/A/NR	1,347,972
	Mesa Utility System
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,388,687
	Pinal Co. Electrical District No. 3,
	Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	284,703
	Rio Nuevo Facilities District (Tucson)
1,500,000	6.500%, 07/15/24 AGC Insured	A2/AA/BBB	1,747,245

16 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Utility (continued)
	Salt River Project Agricultural
	Improvement and Power Revenue
	Bonds
$1,000,000	5.000%, 12/01/28	Aa1/AA/NR	$1,180,730
2,000,000	5.000%, 12/01/31	Aa1/AA/NR	2,328,760
1,975,000	5.000%, 01/01/33	Aa1/AA/NR	2,159,011
5,205,000	5.000%, 01/01/37	Aa1/AA/NR	5,359,328
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa2/A-/NR	3,616,950
	Total Utility		33,209,862

	Water/Sewer (6.8%)
	Cottonwood Water Revenue System
260,000	5.000%, 07/01/30 Syncora Guarantee,
	Inc. Insured	Baa2/BBB+/NR	268,619
	Gilbert Water Resource Municipal
	Property Corp.
2,000,000	5.000%, 10/01/29 NPFG Insured	A3/AA-/AA	2,181,560
	Glendale Water & Sewer Revenue
1,670,000	4.750%, 07/01/24 AGMC Insured
	(pre-refunded)	A1/AA/NR	1,845,317
2,000,000	5.000%, 07/01/28	A1/AA/NR	2,387,460
500,000	5.000%, 07/01/28	A1/AA/NR	578,040
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	A2/AA-/NR	2,050,230
635,000	5.250%, 07/01/31 AGMC Insured	A2/AA/NR	739,743
	Oro Valley Water Revenue
560,000	4.000%, 07/01/23	NR/AA/AA-	626,746
	Phoenix Civic Improvement Corp.
	Wastewater Revenue Bonds
1,500,000	5.500%, 07/01/24 NPFG/ FGIC Insured	Aa2/AAA/NR	1,942,515
500,000	5.000%, 07/01/37 NPFG Insured	Aa2/AA+/NR	539,970
	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/AA-/AA-	2,349,220
	Tucson Water Revenue System
1,000,000	5.000%, 07/01/32	Aa2/AA/AA	1,182,010
	Yuma Municipal Property Corp. Utility
	System Revenue Bonds
700,000	5.000%, 07/01/21 Syncora Guarantee,
	Inc. Insured	A1/AA-/AA-	763,455

17 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water/Sewer (continued)
	Yuma Municipal Property Corp. Utility
	System Revenue Bonds (continued)
$500,000	5.000%, 07/01/22 Syncora Guarantee,
	Inc. Insured	A1/A+/AA-	$545,205
1,000,000	5.000%, 07/01/24 Syncora Guarantee,
	Inc. Insured	A1/A+/AA-	1,089,710
	Total Water/Sewer		19,089,800
	Total Revenue Bonds		215,078,283
	Total Investments (cost $254,619,922 –
	note 4)	98.9%	276,315,002
	Other assets less liabilities	1.1	2,944,368
	Net Assets	100.0%	$279,259,370

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	5.6%
Pre-refunded bonds ††/ETM Bonds	14.9
Aa of Moody’s or AA of S&P or Fitch	49.6
A of Moody’s or S&P or Fitch	24.6
Baa of Moody’s or BBB of S&P or Fitch	3.3
Not Rated*	2.0
100.0%

PORTFOLIO ABBREVIATIONS

ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMAC - Build America Mutual Assurance Co.
BHAC - Berkshire Hathaway Assurance Corp.
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

18 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSRO.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

19 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments at value (cost $254,619,922)	$276,315,002
Cash	606,899
Interest receivable	3,205,711
Receivable for Fund shares sold	332,470
Other assets	36,821
Total assets	280,496,903
LIABILITIES
Payable for Fund shares redeemed	663,069
Payable for investment securities purchased	220,494
Dividends payable	131,330
Management fee payable	94,472
Distribution and service fees payable	10,162
Accrued expenses	118,006
Total liabilities	1,237,533
NET ASSETS	$279,259,370

Net Assets consist of:
Capital Stock - Authorized an unlimited number of
shares, par value $0.01 per share	$254,224
Additional paid-in capital	256,046, 373
Net unrealized appreciation on investments (note 4)	21,695,080
Accumulated net realized gain on investments	556,969
Undistributed net investment income	706,724
	$279,259,370

CLASS A
Net Assets	$234,363,303
Capital shares outstanding	21,338,784
Net asset value and redemption price per share	$10.98
Maximum offering price per share (100/96 of $10.98)	$11.44

CLASS C
Net Assets	$17,704,959
Capital shares outstanding	1,612,271
Net asset value and offering price per share	$10.98
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.98	*

CLASS Y
Net Assets	$27,191,108
Capital shares outstanding	2,471,349
Net asset value, offering and redemption price per share	$11.00

See accompanying notes to financial statements.

20 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2015

Investment Income:

Interest income		$11,518,123

Expenses:

Management fee (note 3)	$1,093,304
Distribution and service fees (note 3)	518,510
Transfer and shareholder servicing agent fees	120,695
Legal fees	110,696
Trustees’ fees and expenses (note 8)	108,143
Registration fees and dues	26,867
Custodian fees (note 6)	22,766
Auditing and tax fees	21,400
Shareholders’ reports	19,022
Insurance	14,445
Chief compliance officer services (note 3)	5,526
Miscellaneous	41,616
Total expenses		2,102,990
Net investment income		9,415,133

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	1,043,154
Change in unrealized appreciation on
investments	7,696,825

Net realized and unrealized gain (loss) on
investments		8,739,979
Net change in net assets resulting from
operations		$18,155,112

See accompanying notes to financial statements.

21 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

OPERATIONS:
Net investment income	$9,415,133	$9,877,573
Net realized gain (loss) from
securities transactions	1,043,154	(486,185)
Change in unrealized
appreciation on investments	7,696,825	(9,539,263)
Change in net assets resulting
from operations	18,155,112	(147,875)

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(8,048,585)	(8,497,365)
Net realized gain on investments	—	(180,368)
Class C Shares:
Net investment income	(441,887)	(516,530)
Net realized gain on investments	—	(13,951)
Class Y Shares:
Net investment income	(852,666)	(766,393)
Net realized gain on investments	—	(15,376)
Change in net assets from
distributions	(9,343,138)	(9,989,983)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	27,897,163	21,297,845
Reinvested dividends and
distributions	7,188,132	7,530,348
Cost of shares redeemed	(30,614,326)	(64,680,498)
Change in net assets from
capital share transactions	4,470,969	(35,852,305)

Change in net assets	13,282,943	(45,990,163)

NET ASSETS:
Beginning of period	265,976,427	311,966,590

End of period*	$279,259,370	$265,976,427

*Includes undistributed net investment income of:	$706,724	$693,958

See accompanying notes to financial statements.

22 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
 NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

1. Organization

     Aquila Tax-Free Fund of Arizona (the “Fund”), a series of Aquila Municipal Fund (from inception until the close of business on October 11, 2013, the Fund operated under the name Tax-Free Fund of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Fund and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

23 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	276,315,002
Level 3 – Significant Unobservable Inputs	—
Total	$276,315,002

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

24 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Management has reviewed the tax positions for each of the open tax years (2012–2014) or expected to be taken in the Fund’s 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2015, the Fund decreased undistributed net investment income by $59,229, and increased additional paid-in capital by $59,229. These reclassifications had no effect on net assets or net asset value per share.

i)
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

25 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (“the Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2015, distribution fees on Class A Shares amounted to $349,093, of which the Distributor retained $22,145.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $127,063. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2015, these payments amounted to $42,354. The total of these payments with respect to Class C Shares amounted to $169,417, of which the Distributor retained $39,892.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2015, total commissions on sales of Class A Shares amounted to $283,966, of which the Distributor received $53,483.

4. Purchases and Sales of Securities

     During the year ended March 31, 2015, purchases of securities and proceeds from the sales of securities aggregated $45,167,509 and $36,972,835, respectively.

     At March 31, 2015, the aggregate tax cost for all securities was $253,938,218. At March 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $22,543,404 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $166,620 for a net unrealized appreciation of $22,376,784.

26 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2015, the Fund had all of its assets invested in the securities of Arizona issuers.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

27 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,261,894	$13,749,097	1,331,489	$14,103,649
Reinvested dividends and
distributions	572,232	6,233,618	625,293	6,602,783
Cost of shares redeemed	(2,075,139)	(22,576,469)	(4,494,556)	(47,362,203)
Net change	(241,013)	(2,593,754)	(2,537,774)	(26,655,771)
Class C Shares:
Proceeds from shares sold	367,971	4,008,775	239,704	2,544,474
Reinvested dividends and
distributions	36,371	396,072	46,068	486,425
Cost of shares redeemed	(333,932)	(3,630,435)	(915,847)	(9,690,553)
Net change	70,410	774,412	(630,075)	(6,659,654)
Class Y Shares:
Proceeds from shares sold	930,007	10,139,291	436,094	4,649,722
Reinvested dividends and
distributions	51,073	558,442	41,614	441,140
Cost of shares redeemed	(403,827)	(4,407,422)	(722,592)	(7,627,742)
Net change	577,253	6,290,311	(244,884)	(2,536,880)
Total transactions in Fund
shares	406,650	$4,470,969	(3,412,733)	$(35,852,305)

28 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

8. Trustees’ Fees and Expenses

     At March 31, 2015 there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2015 was $86,779. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2015, such meeting-related expenses amounted to $21,364.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

29 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2015	March 31, 2014
Net tax-exempt income	$9,294,735	$9,752,435
Ordinary Income	48,403	27,853
Long-term capital gains	–	209,695
	$9,343,138	$9,989,983

     As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$131,330
Accumulated net realized loss on investments	556,969
Unrealized appreciation	22,401,804
Other temporary differences	(131,330)
$22,958,773

The difference between book basis and tax basis unrealized appreciation  and undistributed income is due to the timing difference in recognizing dividends paid and the amortization of discount securities.

30 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.63	$10.97		$10.92		$10.37	$10.50	$10.14
Income from investment operations:
Net investment income(1)	0.38	0.38		0.29		0.41	0.42	0.43
Net gain (loss) on securities (both
realized and unrealized)	0.35	(0.34)		0.05		0.54	(0.13)	0.36
Total from investment operations	0.73	0.04		0.34		0.95	0.29	0.79
Less distributions (note 10):
Dividends from net investment income	(0.38)	(0.37)		0.29		(0.40)	(0.42)	(0.43)
Distributions from capital gains	–	(0.01)		–		–	–	– (2)
Total distributions	(0.38)	(0.38)		(0.29)		(0.40)	(0.42)	(0.43)
Net asset value, end of period	$10.98	$10.63		$10.97		$10.92	$10.37	$10.50
Total return(not reflecting sales charge)	6.92%	0.49%		3.08	%(3)	9.29%	2.80%	7.87%
Ratios/supplemental data
Net assets, end of period (in millions)	$234	$229		$265		$274	$260	$295
Ratio of expenses to average net assets	0.73%	0.78	%(5)(6)	0.73	%(4)	0.73%	0.73%	0.74%
Ratio of net investment income to
average net assets	3.49%	3.59	%(5)(6)	3.50	%(4)	3.78%	4.07%	4.08%
Portfolio turnover rate	14%	10%		8	%(3)	17%	12%	14%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.78	%(5)	0.73	%(4)	0.73%	0.73%	0.74%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.63	$10.97		$10.92		$10.37	$10.50	$10.14
Income from investment operations:
Net investment income(1)	0.29	0.29		0.22		0.31	0.33	0.33
Net gain (loss) on securities (both
realized and unrealized)	0.34	(0.34)		0.05		0.55	(0.13)	0.37
Total from investment operations	0.63	(0.05)		0.27		0.86	0.20	0.70
Less distributions (note 10):
Dividends from net investment income	(0.28)	(0.28)		(0.22)		(0.31)	(0.33)	(0.34)
Distributions from capital gains	–	(0.01)		–		–	–	– (2)
Total distributions	(0.28)	(0.29)		(0.22)		(0.31)	(0.33)	(0.34)
Net asset value, end of period	$10.98	$10.63		$10.97		$10.92	$10.37	$10.50
Total return(not reflecting CDSC)	6.02%	(0.36)%		2.43	%(3)	8.36%	1.93%	6.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$18	$16		$24		$21	$15	$14
Ratio of expenses to average net assets	1.58%	1.63	%(5)(6)	1.57	%(4)	1.58%	1.57%	1.58%
Ratio of net investment income to
average net assets	2.63%	2.74	%(5)(6)	2.64	%(4)	2.91%	3.21%	3.19%
Portfolio turnover rate	14%	10%		8	%(3)	17%	12%	14%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%	1.63	%(5)	1.57	%(4)	1.58%	1.57%	1.58%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$10.65	$10.99		$10.94		$10.39	$10.52	$10.16
Income from investment operations:
Net investment income(1)	0.40	0.40		0.30		0.42	0.44	0.44
Net gain (loss) on securities (both
realized and unrealized)	0.34	(0.34)		0.05		0.55	(0.14)	0.36
Total from investment operations	0.74	0.06		0.35		0.97	0.30	0.80
Less distributions (note 10):
Dividends from net investment income	(0.39)	(0.39)		(0.30)		(0.42)	(0.43)	(0.44)
Distributions from capital gains	–	(0.01)		–		–	–	– (2)
Total distributions	(0.39)	(0.40)		(0.30)		(0.42)	(0.43)	(0.44)
Net asset value, end of period	$11.00	$10.65		$10.99		$10.94	$10.39	$10.52
Total return	7.07%	0.64%		3.20	%(3)	9.44%	2.95%	8.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$27	$20		$24		$16	$11	$13
Ratio of expenses to average net assets	0.58%	0.63	%(5)(6)	0.58	%(4)	0.58%	0.58%	0.59%
Ratio of net investment income to
average net assets	3.63%	3.74	%(5)(6)	3.64	%(4)	3.92%	4.22%	4.22%
Portfolio turnover rate	14%	10%		8	%(3)	17%	12%	14%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.58%	0.63	%(5)	0.58	%(4)	0.58%	0.58%	0.59%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees(5)

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary –Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

34 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust 2013 - March 31, 2015	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

36 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	Of Counsel of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 2014, President, 1967-2014; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

37 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

____________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund, a series of the Trust, is a department of Citizens Bank, N.A.

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

38 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009, and and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

39 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

40 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

James T. Thompson Bountiful, UT (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

__________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.83%	$1,000.00	$1,028.30	$3.64
Class C	2.40%	$1,000.00	$1,024.00	$7.92
Class Y	2.91%	$1,000.00	$1,029.10	$2.88

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.72%, 1.57% and 0.57% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.34	$3.63
Class C	5.00%	$1,000.00	$1,017.10	$7.90
Class Y	5.00%	$1,000.00	$1,022. 09	$2.87

(1)
Expenses are equal to the annualized expense ratio of 0.72%, 1.57% and 0.57% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2014, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2015, $9,294,735 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 99.48% of total dividends paid, were exempt-interest dividends; and the balance was ordinary dividend income.

     Prior to February 15, 2016, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2015 calendar year.

45 | Aquila Tax-Free Trust of Arizona

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Trust of Arizona

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

46 | Aquila Tax-Free Trust of Arizona

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
     Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Todd W. Curtis, Senior Vice President and Portfolio Manager
 Marie E. Aro, Senior Vice President
 Paul G. O’Brien, Senior Vice President
 Alan R. Stockman, Senior Vice President
 Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
 14201 N. Dallas Parkway
 Dallas, Texas 75254

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2015 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of  Ethics that applies to the Trust's principal executive officer(s)  and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

a)(1)(i) The Registrant's board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts.  Mr. Christopher and Mr. O’Flaherty are 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were as follows:

	2014	2015
Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$17,100	$17,400
Aquila Narrangansett Tax-Free Income Fund	$17,000	$17,400
Aquila Tax-Free Fund For Utah	$18,500	$18,900
Aquila Tax-Free Fund of Colorado	$17,600	$18,000
Aquila Tax-Free Trust of Arizona	$17,500	$17,900

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narrangansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTAND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President June 9, 2015

By:	/s/ Joseph P. DiMaggio
June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President June 9, 2015

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June 9, 2015

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.